File No. 333-34844
Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [_]

 Post-Effective Amendment No. 79  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 81  [X]

(Check appropriate box or boxes.)

BNY MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stradley Ronon Stevens & Young
100 Park Avenue, Suite 2000
New York, NY 10017

and

Fatima Sulaiman, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

 _____ immediately upon filing pursuant to paragraph (b)

 __X__ on December 31, 2025 pursuant to paragraph (b)

 _____ 60 days after filing pursuant to paragraph (a)(1)

 ____ on _________ pursuant to paragraph (a)(1)

 _____ 75 days after filing pursuant to paragraph (a)(2)

 _____ on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BNY Mellon Funds Trust

Prospectus | December 31, 2025

Funds	Ticker Symbols
	Class M shares	Investor shares

BNY Mellon Mid Cap Multi-Strategy Fund	MPMCX	MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon Bond Fund	MPBFX	MIBDX

BNY Mellon Intermediate Bond Fund	MPIBX	N/A*
BNY Mellon Corporate Bond Fund	BYMMX	N/A*
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	N/A*
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	N/A*

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX

BNY Mellon Municipal Opportunities Fund	MOTMX	N/A*

BNY Mellon Asset Allocation Fund	MPBLX	MIBLX
*Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details
Shareholder Guide

Buying, Selling and Exchanging Shares	107
General Policies	112
Distributions and Taxes	115

Financial Highlights	117
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares, as applicable, in this prospectus.

Fund Summary

BNY Mellon Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.75	.75
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.06	.06
Total other expenses	.20	.45
Total annual fund operating expenses	.95	1.20

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$97	$303	$525	$1,166
Investor	$122	$381	$660	$1,455

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.73% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. As of November 30, 2025, the market capitalizations of the largest and smallest companies in the Russell Midcap® Index were approximately $114.5 billion and $1.0 billion, respectively, and the weighted average and median market capitalizations of the index were approximately $30.7 billion and $12.3 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (BNYIA) and affiliated and unaffiliated sub-advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	40%	0% to 50%
Mid Cap Value Strategy	15%	0% to 30%
Mid Cap Growth Strategy	15%	0% to 30%
Boston Partners Mid Cap Value Strategy	15%	0% to 30%
Geneva Mid Cap Growth Strategy	15%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by BNYIA, the Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYIA, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-advisers, namely, Boston Partners Global Investors, Inc. (Boston Partners) and Geneva Capital Management LLC (GCM), respectively.

BNYIA has the discretion to change the investment strategies, including whether to implement a strategy employed by BNYIA or a sub-adviser, and the target allocations and ranges when BNYIA deems it appropriate without notice to or approval by shareholders.

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Value Strategy. The portion of the fund's assets allocated to the Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, NIMNA uses a value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, determined by the sub-adviser's assessment of fundamentals, valuation and catalyst(s). The value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. Items such as free cash flow, earning power, controversy assessment, growth prospects and identification of competitive advantages may be used to help assess a stock's intrinsic value. The strategy invests in stocks priced in the market at a discount to their intrinsic value which have a catalyst present to enable higher revaluation.

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, NIMNA uses a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. For this strategy, NIMNA uses a consistent, bottom-up approach which emphasizes individual stock selection.

Boston Partners is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.

GCM is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies GCM considers to be growth companies. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, or do not have earnings.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Management risk: The investment processes used by the fund's sub-advisers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 3000® Index, a broad measure of market performance, and the Russell Midcap® Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 26.08 Worst Quarter 2020, Q1: (24.36)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 8.86%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	12.69%	9.28%	9.30%
Class M returns after taxes on distributions	7.11%	6.22%	6.99%
Class M returns after taxes on distributions and sale of fund shares	11.86%	7.40%	7.26%
Investor returns before taxes	12.40%	9.41%	9.03%
Russell 3000® Index reflects no deductions for fees, expenses or taxes	23.81%	13.86%	12.55%
Russell Midcap® Index reflects no deductions for fees, expenses or taxes	15.34%	9.92%	9.63%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged Boston Partners to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy, GCM to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy, and its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Value Strategy and the Mid Cap Growth Strategy.

Alicia Levine is the fund's primary portfolio manager responsible for investment allocation decisions, a position she has held since September 2021. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Wealth and Vice Chair of BNY Wealth's Investment Strategy Committee. She also is an employee of BNYIA and manages the fund in her capacity as an employee of BNYIA.

Michael Mongelluzzo and Craig Prokopchak are the primary portfolio managers responsible for the Mid Cap Tax-Sensitive Core Strategy, positions they have held since September 2023 and December 2025, respectively. Mr. Mongelluzzo is senior vice president and portfolio manager of the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Mongelluzzo also is an employee of BNYIA and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of BNYIA. Mr. Prokopchak is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Prokopchak is also an employee of BNYIA and manages the portion of the fund's assets invested directly in large cap equity securities in his capacity as an employee of BNYIA.

Investment decisions for the Mid Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Karen Behr since September 2021 and Monty Kori since February 2025. Ms. Behr and Mr. Kori are portfolio managers at NIMNA.

Andrew Leger is the portfolio manager who is primarily responsible for managing the fund's Mid Cap Value Strategy. Mr. Leger has been a portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA.

Investment decisions for the Boston Partners Mid Cap Value Strategy have been made by Steven L. Pollack since August 2012 and Timothy Collard since December 2024. Mr. Pollack is a senior portfolio manager at Boston Partners. Mr. Collard is portfolio manager of Boston Partners.

Investment decisions for the Geneva Mid Cap Growth Strategy have been made by William Scott Priebe since March 2013, and José Muñoz, CFA since July 2017. Mr. William Scott Priebe is a Managing Principal and portfolio manager at GCM. Mr. Muñoz is a Managing Principal and portfolio manager at GCM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.10	.10
Total other expenses	.24	.49
Total annual fund operating expenses	1.09	1.34

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$111	$347	$601	$1,329
Investor	$136	$425	$734	$1,613

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 74.67% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2025, the market capitalization of the largest company in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (BNYIA) and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

BNYIA has the discretion to change the investment strategies and the target allocations and ranges when BNYIA deems it appropriate without notice to or approval by shareholders. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYIA.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, NIMNA employs a value-based investment style, which means that it seeks to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. NIMNA focuses primarily on individual stock selection for the Small Cap Value Strategy instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, NIMNA employs a growth-oriented investment style, which means it seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. NIMNA looks for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. NIMNA focuses on individual stock selection instead of trying to predict which industries or sectors will perform best.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 3000® Index, a broad measure of market performance, and the Russell 2000® Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 31.79 Worst Quarter 2020, Q1: (27.54)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 10.76%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	8.93%	7.18%	7.93%
Class M returns after taxes on distributions	6.49%	5.77%	6.35%
Class M returns after taxes on distributions and sale of fund shares	7.16%	5.50%	6.06%
Investor returns before taxes	8.68%	6.92%	7.67%
Russell 3000® Index reflects no deductions for fees, expenses or taxes	23.81%	13.86%	12.55%
Russell 2000® Index reflects no deductions for fees, expenses or taxes	11.54%	7.40%	7.82%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy.

Peter D. Goslin, CFA is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since June 2025. Mr. Goslin is a member of the Multi-Factor Equity team at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Andrew Leger is the portfolio manager who is primarily responsible for managing the fund's Small Cap Value Strategy. Mr. Leger has been a portfolio manager of the fund since 2021 and is a portfolio manager at NIMNA.

Investment decisions for the Small Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Karen Behr since September 2021 and Monty Kori since February 2025. Ms. Behr and Mr. Kori are portfolio managers at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.09	.09
Total other expenses	.23	.48
Total annual fund operating expenses	1.08	1.33
Fee waiver*	(.20)	(.20)
Total annual fund operating expenses (after fee waiver)	.88	1.13

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund's average daily net assets until December 31, 2026. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$90	$324	$576	$1,299
Investor	$115	$402	$710	$1,584

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 80.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of issuers in a single country. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, Newton Investment Management North America, LLC (NIMNA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), employs a bottom-up investment approach which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the expectations of the fund's sub-adviser.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI EAFE Index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE® Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2022, Q4: 19.82 Worst Quarter 2020, Q1: (24.00)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 24.69%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.61%	3.26%	4.32%
Class M returns after taxes on distributions	1.19%	2.85%	3.97%
Class M returns after taxes on distributions and sale of fund shares	1.87%	2.82%	3.64%
Investor returns before taxes	1.45%	3.02%	4.07%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	3.82%	4.73%	5.20%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management

Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.

Keith Howell and Tim Lucas are the fund's primary portfolio managers, positions they have held since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15	1.15
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses*	.20	.20
Total other expenses	.34	.59
Total annual fund operating expenses	1.49	1.74
Fee waiver+	(.25)	(.25)
Total annual fund operating expenses (after fee waiver)	1.24	1.49

* Includes .01% of interest expense and commitment fees from borrowings.

+ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund's average daily net assets until December 31, 2026. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$126	$446	$790	$1,758
Investor	$152	$524	$920	$2,031

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, Newton Investment Management Limited (NIM), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, the fund's sub-adviser considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by the fund's sub-adviser to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors. The fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to securities of companies in the information technology sector.

The fund typically sells a stock when the fund's sub-adviser determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• China risk: Investments in China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. Additionally, U.S. executive orders current prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities.

• India risk: Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. Instability as a result of these social and political tensions could adversely impact the value of the fund's investments in India.

• South Korea risk: Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of such hostilities, may have a severe adverse effect on the South Korean economy.

• Taiwan risk: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan's neighbors may have an adverse effect on Taiwan's economy. Specifically, Taiwan's geographic proximity and history of political contention with mainland China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

• Information technology sector risk: The information technology sector has been among the most volatile sectors of the stock market. To the extent the fund's investments are significantly exposed to companies in the information technology sector, the fund's performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Technology companies are heavily dependent on patent and other intellectual property rights. In addition, these companies are strongly affected by worldwide technological developments, government regulation, and increased competition, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. In addition, effective October 21, 2022, NIM became the fund's sub-adviser and the fund's investment approach, process and strategy were modified. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 and October 21, 2022 shown in the bar chart and table reflects the fund's investment strategy in effect prior to those dates.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 20.19 Worst Quarter 2020, Q1: (26.73)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 21.66%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.94%	0.80%	3.02%
Class M returns after taxes on distributions	2.19%	0.22%	2.77%
Class M returns after taxes on distributions and sale of fund shares	1.67%	0.85%	2.63%
Investor returns before taxes	1.72%	0.57%	2.77%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	7.50%	1.70%	3.64%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIM, to serve as the fund's sub-adviser.

Alex Khosla and Aditya Shah are the fund's primary portfolio managers. Mr. Khosla has been a portfolio manager of the fund since October 2022 and the fund's lead portfolio manager since May 2025. Mr. Shah has been a primary portfolio manager of the fund since September 2025. Messrs. Khosla and Shah are portfolio managers of the emerging markets and Asian equities team at NIM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.40	.40
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.04	.04
Total other expenses	.18	.43
Total annual fund operating expenses	.58	.83

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$59	$186	$324	$726
Investor	$85	$265	$460	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 58.24% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), actively manages the fund's bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the foregoing target at all times. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk: Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Aggregate Bond Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 6.65 Worst Quarter 2022, Q1: (6.17)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 6.21%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.08%	-0.42%	1.29%
Class M returns after taxes on distributions	-0.41%	-1.70%	0.03%
Class M returns after taxes on distributions and sale of fund shares	0.64%	-0.80%	0.47%
Investor returns before taxes	0.75%	-0.67%	1.03%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	1.25%	-0.33%	1.35%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since August 2005. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M
Investment advisory fees	.40
Other expenses:
Administrative fees	.14
Miscellaneous other expenses	.06
Total other expenses	.20
Total annual fund operating expenses	.60

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares to those of the Bloomberg U.S. Government/Credit Bond Index, a broad measure of market performance, and the Bloomberg U.S. Intermediate Government/Credit Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown for Class M shares. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Consequently, no performance for Investor shares is shown in the prospectus.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 3.60 Worst Quarter 2022, Q1: (3.84)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 5.46%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	2.68%	1.02%	1.58%
Class M returns after taxes on distributions	1.37%	0.02%	0.63%
Class M returns after taxes on distributions and sale of fund shares	1.58%	0.35%	0.79%
Bloomberg U.S. Government/Credit Bond Index reflects no deductions for fees, expenses or taxes	1.18%	-0.21%	1.50%
Bloomberg U.S. Intermediate Government/Credit Index reflects no deductions for fees, expenses or taxes	3.00%	0.86%	1.71%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2006. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Corporate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M
Investment advisory fees	.40
Other expenses:
Administration fees	.14
Miscellaneous other expenses	.06
Total other expenses	.20
Total annual fund operating expenses	.60

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 14.14% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. The fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund's portfolio manager actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its net assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the foregoing target at all times. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

In selecting corporate bonds for investment, the fund's sub-adviser analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares to those of the Bloomberg U.S. Aggregate Bond Index, a broad measure of market performance, and the Bloomberg U.S. Intermediate Credit Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown for Class M shares. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Consequently, no performance for Investor shares is shown in the prospectus.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 8.88 Worst Quarter 2022, Q1: (5.96)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 6.69%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.96%	1.88%	3.19%
Class M returns after taxes on distributions	3.19%	0.32%	1.62%
Class M returns after taxes on distributions and sale of fund shares	2.39%	0.77%	1.76%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	1.25%	-0.33%	1.35%
Bloomberg U.S. Intermediate Credit Index reflects no deductions for fees, expenses or taxes	4.01%	1.39%	2.44%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2012. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M
Investment advisory fees	.35
Other expenses:
Administration fees	.14
Miscellaneous other expenses	.04
Total other expenses	.18
Total annual fund operating expenses	.53

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$54	$170	$296	$665

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 66.38% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's sub-adviser focuses on identifying undervalued sectors and securities. To select municipal bonds for the fund, the fund's sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. The fund's sub-adviser actively trades among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares to those of the S&P Municipal Bond Index, a broad measure of market performance, and the S&P Municipal Bond Investment Grade Intermediate Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown for Class M shares. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Consequently, no performance for Investor shares is shown in the prospectus.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 6.63 Worst Quarter 2022, Q1: (5.97)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 3.69%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.19%	0.98%	1.94%
Class M returns after taxes on distributions	1.19%	0.93%	1.90%
Class M returns after taxes on distributions and sale of fund shares	1.82%	1.28%	2.04%
S&P Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.90%	1.20%	2.34%
S&P Municipal Bond Investment Grade Intermediate Index reflects no deductions for fees, expenses or taxes	0.89%	1.03%	2.13%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are managing directors at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M
Investment advisory fees	.35
Other expenses:
Administration fees	.14
Miscellaneous other expenses	.07
Total other expenses	.21
Total annual fund operating expenses	.56
Fee waiver and/or expense reimbursement*	(.12)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.44

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .44%. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$45	$167	$301	$690

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 88.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA). Generally, the fund's average effective portfolio maturity will not exceed four years, and the average effective duration of the fund's portfolio will not exceed three years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's sub-adviser focuses on identifying undervalued sectors and securities. To select municipal bonds for the fund, the fund's sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. The fund's sub-adviser actively trades among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares to those of the S&P Municipal Bond Index, a broad measure of market performance, and the S&P Municipal Bond Investment Grade Short Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown for Class M shares. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Consequently, no performance for Investor shares is shown in the prospectus.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 2.59 Worst Quarter 2022, Q1: (2.64)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 3.31%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	2.80%	1.14%	1.13%
Class M returns after taxes on distributions	2.80%	1.14%	1.12%
Class M returns after taxes on distributions and sale of fund shares	2.64%	1.22%	1.17%
S&P Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.90%	1.20%	2.34%
S&P Municipal Bond Investment Grade Short Index reflects no deductions for fees, expenses or taxes	2.51%	1.26%	1.35%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2015. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous Other expenses	.14	.14
Total other expenses	.28	.53
Total annual fund operating expenses	.63	.88

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$64	$202	$351	$786
Investor	$90	$281	$488	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48.39% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's sub-adviser focuses on identifying undervalued sectors and securities. To select municipal bonds for the fund, the fund's sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. The fund's sub-adviser actively trades among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices.

• State-specific risk: The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Municipal Bond Index and S&P Municipal Bond Index, broad measures of market performance, and the Bloomberg Muni 3-15 Years Blend Index and S&P Municipal Bond Investment Grade Intermediate Index, indices reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 6.37 Worst Quarter 2022, Q1: (5.58)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 3.11%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.08%	0.91%	1.82%
Class M returns after taxes on distributions	1.08%	0.91%	1.79%
Class M returns after taxes on distributions and sale of fund shares	1.61%	1.19%	1.92%
Investor returns before taxes	0.82%	0.66%	1.55%
Bloomberg US Municipal Bond Index* (reflects no deductions for fees, expenses or taxes)	1.05%	0.99%	2.25%
S&P Municipal Bond Index† reflects no deductions for fees, expenses or taxes	1.90%	1.20%	2.34%
Bloomberg Municipal 1-3 Years Index* (reflects no deductions for fees, expenses or taxes)	2.29%	1.17%	1.33%
S&P Municipal Bond Investment Grade Intermediate Index† reflects no deductions for fees, expenses or taxes	0.89%	1.03%	2.13%

* Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

† Effective as of February 2, 2026, the Bloomberg indices are the fund's benchmarks. Performance of the S&P indices will not be shown in the future.

Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

Mary Collette O'Brien is the fund's primary portfolio manager, a position she has held since March 2006. Ms. O'Brien is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal and Massachusetts state income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal and Massachusetts state income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class M
Investment advisory fees	.50
Other expenses:
Administration fees	.14
Miscellaneous other expenses	.08
Total other expenses	.22
Total annual fund operating expenses	.72

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$74	$230	$401	$894

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.11% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal personal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its net assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 50% of its net assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA). To seek additional yield, the fund may invest up to 50% of its net assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the fund's sub-adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's sub-adviser seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices, foreign currencies and interest rates). The fund also may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place at a future date at a predetermined price and/or yield.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Forward commitments risk: Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive and less publicly available company information, political and economic instability and differing auditing, accounting and legal standards.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's portfolio manager could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares to those of the S&P Municipal Bond Index, a broad measure of market performance.

After-tax performance is shown for Class M shares. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Prior to December 25, 2025, the fund offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Consequently, no performance for Investor shares is shown in the prospectus.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 7.90 Worst Quarter 2022, Q1: (6.80)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 1.58%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	3.29%	1.64%	2.77%
Class M returns after taxes on distributions	3.29%	1.55%	2.71%
Class M returns after taxes on distributions and sale of fund shares	3.36%	1.93%	2.85%
S&P Municipal Bond Index* reflects no deductions for fees, expenses or taxes	1.90%	1.20%	2.34%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception in October 2008. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, brokerage clients of BNY Mellon Wealth Advisors or BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	.39	.39
Other expenses:
Administration fees	.07	.07
Shareholder services fees	none	.25
Miscellaneous other expenses	.07	.07
Total other expenses	.14	.39
Acquired fund fees and expenses+	.37	.37
Total annual fund operating expenses	.90	1.15
Fee waiver and/or expense reimbursementˆ	(.03)	(.03)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.87	1.12

* The fund has agreed to pay an investment advisory fee at the rate of .65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of .40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of .15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.
+ "Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.
ˆ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 31, 2026, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class of fund shares (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$284	$496	$1,105
Investor	$114	$362	$630	$1,395

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27.04% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust (the Trust), funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYIA) allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. BNYIA has engaged its affiliate, Insight North America LLC (INA), to serve as a sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities. The underlying funds are selected by BNYIA based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to or approval by fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by INA, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYIA determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by BNYIA as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Appreciation Fund, Inc. BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	45%	20% to 60%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon US Small Cap Core Equity ETF	7%	0% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Developed Markets Real Estate Securities Fund	8%	0% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	4%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Unaffiliated Investment Company	27%	15% to 55%

Asset Class	Target	Range
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	5%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYIA's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYIA will consider whether to reallocate the fund's assets, but is not required to do so. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYIA deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and/or below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Correlation risk: Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Conflicts of interest risk: BNYIA will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYIA or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYIA fulfills its fiduciary duty to the fund and the underlying funds. In addition, BNYIA recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYIA or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore securities may be harder to value or buy or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Aggregate Bond Index and the S&P 500® Index, broad measures of applicable market performance, and the Morningstar Moderate Target Risk Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 15.93 Worst Quarter 2020, Q1: (16.45)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 12.47%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	13.38%	7.84%	7.14%
Class M returns after taxes on distributions	11.75%	6.23%	5.60%
Class M returns after taxes on distributions and sale of fund shares	8.55%	5.81%	5.32%
Investor returns before taxes	13.07%	7.57%	6.88%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	1.25%	-0.33%	1.35%
S&P 500® Index reflects no deductions for fees, expenses or taxes	25.02%	14.52%	13.10%
Morningstar Moderate Target Risk Index reflects no deductions for fees, expenses or taxes	8.27%	5.37%	6.05%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities.

Alicia Levine and Donald Sauber, CFA, are the fund's primary portfolio managers responsible for investment allocation decisions, positions they have held since June 2022 and May 2025, respectively. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Wealth and Vice Chair of BNY Wealth's Investment Strategy Committee. Mr. Sauber is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. Ms. Levine and Mr. Sauber are also employees of BNYIA and manage the fund in their capacity as employees of BNYIA.

Michael Mongelluzzo and Craig Prokopchak are the fund's primary portfolio managers responsible for managing the portion of the fund's assets invested directly in large cap equity securities, positions they have held since December 2019 and December 2025, respectively. Mr. Mongelluzzo is senior vice president and portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Mongelluzzo is also an employee of BNYIA and manages the portion of the fund's assets invested directly in large cap equity securities in his capacity as an employee of BNYIA. Mr. Prokopchak is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Prokopchak is also an employee of BNYIA and manages the portion of the fund's assets invested directly in large cap equity securities in his capacity as an employee of BNYIA.

John F. Flahive is the fund's primary portfolio manager responsible for managing the portion of the fund's assets invested directly in fixed-income securities, a position he has held since March 2006. Mr. Flahive is a managing director at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. The fund normally allocates its assets among multiple investment strategies employed by BNYIA and affiliated and unaffiliated sub-advisers that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers, including up to 10% of its net assets in the equity securities of issuers located in emerging market countries.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	40%	0% to 50%
Mid Cap Value Strategy	15%	0% to 30%
Mid Cap Growth Strategy	15%	0% to 30%
Boston Partners Mid Cap Value Strategy	15%	0% to 30%
Geneva Mid Cap Growth Strategy	15%	0% to 30%

The Mid Cap Tax-Sensitive Core Strategy is employed by BNYIA, the Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by NIMNA, a sub-adviser affiliated with BNYIA, and the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy are employed by unaffiliated sub-advisers, namely, Boston Partners and GCM, respectively.

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the investment strategies, including whether to implement a strategy employed by BNYIA or a sub-adviser, and the target allocations and ranges when BNYIA deems it appropriate.

The Russell Midcap® Index is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. As of November 30, 2025, the market capitalizations of the largest and smallest companies in the Russell Midcap® Index were approximately $114.5 billion and $1.0 million, respectively, and the weighted average and median market capitalizations of the index were approximately $30.7 billion and $12.3 billion, respectively. These capitalization measures of the index vary with market changes and reconstitutions of the Russell Midcap® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap® Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap® Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap® Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies. The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Mid Cap Value Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Value Strategy. The portion of the fund's assets allocated to the Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies.

In constructing this portion of the fund's portfolio, the sub-adviser uses a value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, determined by the sub-adviser's assessment of fundamentals, valuation and catalyst(s). The value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. Items such as free cash flow, earnings power, controversy assessment, growth prospects and identification of competitive advantages may be used to help assess a stock's intrinsic value. The strategy invests in stocks priced in the market at a discount to their intrinsic value which have a catalyst present to enable higher revaluation.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the sub-adviser perceives to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the Mid Cap Value Strategy. The Russell Midcap® Value Index includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The sub-adviser responsible for the Mid Cap Value Strategy typically sells a security when, in the sub-adviser's view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired based on subsequent events or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

NIMNA is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Mid Cap Growth Strategy. The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the sub-adviser uses a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The sub-adviser responsible for the Mid Cap Growth Strategy uses a consistent, bottom-up approach which emphasizes individual stock selection. The sub-adviser goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap Growth Strategy's investment criteria. The sub-adviser monitors the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive. The sub-adviser responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the sub-adviser's rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the sub-adviser may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The benchmark for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Boston Partners Mid Cap Value Strategy

Boston Partners is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is not affiliated with BNYIA. The portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Boston Partners as having value characteristics. Boston Partners employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs. Boston Partners examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Boston Partners also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock. Boston Partners then studies trends in industries and companies, earnings power and growth and other investment criteria. Boston Partners will sell a security when Boston Partners determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the Boston Partners Mid Cap Value Strategy is the Russell Midcap® Value Index, which includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Geneva Mid Cap Growth Strategy

GCM is the fund's sub-adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM is not affiliated with BNYIA. The portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies GCM considers to be growth companies. GCM seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, GCM emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. GCM also seeks to screen out high risk ideas, such as turnaround stories, IPOs and companies that are highly leveraged, non-U.S. based or do not have earnings. GCM's objective is to find companies that perform well over long periods of time. The portfolio managers responsible for the Geneva Mid Cap Growth Strategy occasionally trim positions to take profits and maintain diversification or if the stock becomes extremely overvalued. GCM generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry.

The benchmark for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by BNYIA and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers, including up to 10% of its net assets in the equity securities of issuers located in emerging market countries.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the investment strategies and the target allocations and ranges when BNYIA deems it appropriate. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYIA.

The Russell 2000® Index is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of November 30, 2025, the market capitalization of the largest company in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed NIMNA, the fund's sub-adviser, in choosing investments for the fund.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the sub-adviser employs a value-based investment style, which means that the sub-adviser seeks to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The sub-adviser measures value for the Small Cap Value Strategy by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The sub-adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the Small Cap Value Strategy.

The sub-adviser typically sells a security for the Small Cap Value Strategy when the sub-adviser believes that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The sub-adviser also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the sub-adviser employs a growth-oriented investment style, which means the sub-adviser seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The sub-adviser looks for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. The sub-adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The sub-adviser uses fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The sub-adviser invests in a company for the Small Cap Growth Strategy when the sub-adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the Small Cap Growth Strategy.

The sub-adviser monitors the securities in this portion of the fund's portfolio, and will consider selling a security for the Small Cap Growth Strategy if an event occurs that contradicts the sub-adviser's rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the sub-adviser may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon International Fund

The fund seeks long-term capital growth. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of issuers in a single country. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The fund invests principally in common stocks. The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, NIMNA, employs a bottom-up investment approach which emphasizes individual stock selection. The sub-adviser considers:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Europe, Australasia and Far East (EAFE) Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the sub-adviser's expectations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.

Emerging market countries generally include all countries represented by the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, NIM, an affiliate of BNYIA, employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, which may include governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects for the fund the stocks believed to be most attractive based on this evaluation. The fund may overweight or underweight certain emerging markets countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging markets countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to have significant exposure to securities of companies in the information technology sector.

The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.

The fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.

As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy for the fund, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When NIM makes investment decisions for the fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the fund that are based solely on ESG considerations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. To the extent that the fund invests in derivative instruments with economic characteristics similar to equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund's sub-adviser, INA, an affiliate of BNYIA, actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser uses a disciplined process to select bonds and manage risk. The fund's sub-adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund's sub-adviser, INA, an affiliate of BNYIA, actively manages bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser uses a disciplined process to select bonds and manage risk. The fund's sub-adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. As of the date of this prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financials sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Corporate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. Although not a principal investment strategy, the remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, INA, an affiliate of BNYIA, actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its net assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Although not a principal investment strategy, to seek additional yield, the fund may invest up to 20% of its net assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the fund's sub-adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the sub-adviser) in the case of mortgage-related and asset-backed securities. The fund's investments in foreign securities generally will be denominated in U.S. dollars.

Generally, the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the foregoing target at all times. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser uses a disciplined process to select bonds and manage risk. The fund's portfolio manager chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. As of the date of this prospectus, the fund expects to invest a significant portion of its total assets in securities of companies in the financials sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. The fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the fund's outstanding voting securities.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, INA, an affiliate of BNYIA. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund's sub-adviser focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting. The fund's sub-adviser selects municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to municipal bonds that provide income exempt from federal personal income tax as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. The fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the fund's outstanding voting securities.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, INA, an affiliate of BNYIA. Generally, the fund's average effective portfolio maturity will not exceed four years, and the average effective duration of the fund's portfolio will not exceed three years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds. During such periods, the fund may not achieve its investment objective.

The fund's sub-adviser focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting. The fund's sub-adviser selects municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to municipal bonds that provide income exempt from federal personal income tax as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the fund's outstanding voting securities.

The municipal bonds in which the fund invests include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.
The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, INA, an affiliate of BNYIA. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the fund's sub-adviser believe acceptable Massachusetts municipal bonds are not available for investment. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Massachusetts state income taxes. During such periods, the fund may not achieve its investment objective.

The fund's sub-adviser focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting. The fund's sub-adviser selects municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal personal income tax (municipal bonds). The fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal personal income tax is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act, as amended) of the fund's outstanding voting securities.

Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its net assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations. The fund may not achieve its investment objective when investing in taxable bonds.

The fund invests at least 50% of its net assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the fund's sub-adviser, INA, an affiliate of BNYIA. To seek additional yield, the fund may invest up to 50% of its net assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by INA. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund normally invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its net assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund's sub-adviser seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund may, but is not required to, use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices, foreign currencies and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to municipal bonds as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and ETFs (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNYIA allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. BNYIA has engaged its affiliate, INA, to serve as a sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities. The underlying funds are selected by BNYIA based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to or approval by fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by INA, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYIA determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets)

for allocating its assets among the asset classes, and the underlying funds selected by BNYIA as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Appreciation Fund, Inc. BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	45%	20% to 60%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon U.S. Small Cap Core Equity ETF	7%	0% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Developed Markets Real Estate Securities Fund	8%	0% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	4%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Unaffiliated Investment Company	27%	15% to 55%
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	5%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYIA's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYIA will consider whether to reallocate the fund's assets, but is not required to do so. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYIA deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

Certain of the underlying funds in which the fund may invest, may use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which certain of the underlying funds may invest include typically options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the underlying fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets that is invested directly in large cap equity securities is normally invested primarily in the equity securities of large cap companies included in the S&P 500® Index (S&P 500). In selecting securities in which the fund invests directly for the large cap equities asset class, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. This portion of the fund's large cap equities asset class does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the portion of the fund's assets that is invested directly in large cap equity securities seeks to actively and opportunistically realize capital gains and/or losses as determined to be appropriate to improve the tax-sensitivity of the investment performance of this portion of the fund's portfolio. The portion of the fund's assets invested directly in large cap equity securities may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of this portion of the fund's portfolio. The portion of the fund's assets that is invested directly in large cap equity securities is not characterized by low turnover.

The portfolio manager responsible for the portion of the fund's assets that is invested directly in large cap equity securities assesses both portfolio risk and tax considerations by analyzing the realized and unrealized gains and losses, as well as the impact of market movements, on this portion of the fund's portfolio. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Appreciation Fund, Inc., BNY Mellon Research Growth Fund, Inc. and BNY Mellon Dynamic Value Fund.

BNY Mellon Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's sub-adviser first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, this underlying fund's sub-adviser then seeks companies within these sectors that have proven track records and dominant positions in their industries. This underlying fund's sub-adviser employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate below 15%.

BNY Mellon Research Growth Fund, Inc. invests in stocks selected through a collaborative process between the underlying fund's portfolio managers and the global research analysts, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the underlying fund. At the same time, ideas can emanate from the portfolio managers of the underlying fund who then leverage the expertise of the domain experts. This underlying fund invests in those companies in which the portfolio managers have identified a strong near-term catalyst for earnings growth or share price appreciation.

BNY Mellon Dynamic Value Fund invests in stocks that its sub-adviser identifies through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, and BNY Mellon US Small Cap Core Equity ETF.

BNY Mellon Mid Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that fall within the market capitalization range of companies in the Russell Midcap® Index. As of November 30, 2025, the market capitalizations of the largest and smallest companies included in the Russell Midcap® Index were approximately $114.5 billion and $1.0 billion, respectively, and the weighted average and median market capitalizations of the Russell Midcap® Index were approximately $30.7 billion and $12.3 billion, respectively. This underlying fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles employed by BNYIA and its affiliates and unaffiliated sub-advisers.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2025, the market capitalization of the largest company included in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles employed by BNYIA and its affiliates.

BNY Mellon US Small Cap Core Equity ETF normally invests substantially all of its assets in equity securities comprising the Solactive GBS United States 600 Index TR (index). Under normal circumstances, this underlying fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. This underlying fund considers small-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive GBS United States 600 Index TR. As of November 30, 2025, the full market capitalization range of companies included in the index was $387.8 million to $8.7 billion. This underlying fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market. The index is a free float market capitalization weighted index designed to measure the performance of 600 small-capitalization companies listed on U.S. stock markets. Under normal circumstances, BNY Mellon US Small Cap Core Equity ETF generally invests in all of the stocks in the index in proportion to their weighting in the index. However, this underlying fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to this underlying fund but not the index.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, BNY Mellon International Equity Fund, BNY Mellon Global Stock Fund, BNY Mellon International Stock Fund and BNY Mellon Developed Markets Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. Though not specifically limited, this underlying fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The stocks purchased may have value and/or growth characteristics. This underlying fund's sub-adviser employs a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

BNY Mellon International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of this underlying fund's net assets will be invested in countries represented in the MSCI EAFE Index. This underlying fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries. The core of the investment philosophy of this underlying fund's sub-adviser is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's sub-adviser believes that a global comparison of companies is the most effective method of stock analysis, and their global industry analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that this underlying fund's sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. This underlying fund's sub-adviser then identifies specific companies using these investment themes to help it focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

BNY Mellon Global Stock Fund focuses on companies located in the developed markets, including the United States, Canada, Japan, Australia, Hong Kong and Western Europe. This underlying fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country.

This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. This underlying fund's sub-adviser focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the results of, not part of, the investment process, because the sole focus of this underlying fund's sub-adviser is on the analysis of and investments in individual companies.

BNY Mellon International Stock Fund focuses on foreign companies located in the developed markets. Examples of "developed markets" are Canada, Japan, Australia, Hong Kong and Western Europe. This underlying fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization, but seeks to invest primarily in companies with large market capitalizations. This underlying fund's sub-adviser seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. This underlying fund's sub-adviser focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the results of, not part of, the investment process, because the sole focus of this underlying fund's sub-adviser is on the analysis of and investments in individual companies.

BNY Mellon Developed Markets Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the MSCI Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any market capitalization. Normally, this underlying fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for this underlying fund may have value and/or growth characteristics. The underlying fund's sub-adviser employs a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by the underlying fund's sub-adviser to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors and that has a more attractive quality and growth profile than the MSCI Emerging Markets Index. This underlying fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Consequently, this underlying fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, this underlying fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries. As of the date of this prospectus, this underlying fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to have significant exposure to securities of companies in the information technology sector.

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested, either directly or in underlying funds, in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser responsible for the portion of the fund's assets that is invested directly in fixed-income securities uses a disciplined process to select investment grade fixed-income securities and manage risk. The fund's sub-adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within the sub-adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and an unaffiliated investment company.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure and credit profile and this underlying fund's sub-adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. This underlying fund's sub-adviser will use other techniques in an attempt to manage market risk and duration. Generally, this underlying fund's average effective portfolio maturity will be between 3 and 10 years and its average effective duration will be between 2.5 and 5.5 years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Corporate Bond Fund normally invests in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. This underlying fund's sub-adviser uses a disciplined process to select bonds and manage risk, actively managing the underlying fund's bond market and maturity exposure and credit profile. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. This underlying fund's sub-adviser will use other techniques in an attempt to manage market risk and duration. Generally, the average effective duration of this underlying fund's portfolio will not exceed eight years. This underlying fund may invest in individual bonds of any maturity or duration.

The unaffiliated underlying fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg U.S. Government Inflation-Linked Bond Index, which tracks the inflation-protected sector of the United States Treasury market. Under normal market conditions, this underlying fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the index and in securities that the underlying fund's adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the index. In addition, in seeking to track the index this underlying fund may invest in debt securities that are not included in the index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying funds in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently include BNY Mellon High Yield Fund and BNY Mellon Floating Rate Income Fund.

BNY Mellon High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund's sub-adviser seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

BNY Mellon Floating Rate Income Fund normally invests in floating rate loans and other floating rate securities. Floating rate loans and other floating rate securities effectively should enable this underlying fund to achieve a floating rate of income. This underlying fund normally focuses on senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event of bankruptcy. This underlying fund normally invests principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development. The floating rate loans and other floating rate securities in which this underlying fund invests typically will be rated, at the time of investment, below investment grade or the unrated equivalent. This underlying fund's sub-adviser buys and sells securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay to analyze investment opportunities. The sub-adviser uses fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while seeking to mitigate credit risk. The sub-adviser's fundamental analysis is complemented by its macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in an underlying fund that generally invests in debt securities of emerging market companies or governments.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently is an unaffiliated investment company that normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include four unaffiliated investment companies.

One of the four unaffiliated underlying funds invests in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity or equity markets. These strategies may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies of this underlying fund may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector or market. This underlying fund also will take long and short positions in a particular asset class, sector or market that the underlying fund's investment adviser expects to rise or fall in value, respectively. This underlying fund seeks to implement its investment strategies by investing in: futures, forwards, options, and options on futures with respect to commodities, currencies, equity and fixed-income securities; exchange-traded funds; other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed-income futures markets; commodity, currency and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes and common stock. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which has the same investment objective as the underlying fund, but which may invest to a greater extent than the underlying fund in commodity-linked derivative instruments.

Another unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Another unaffiliated underlying fund invests in a universe of commodity-linked derivative instruments and fixed-income investment opportunities. This underlying fund, which is non-diversified, gains exposure to commodities markets by investing in commodity-linked derivative instruments, such as structured notes and swap agreements. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less and its fixed-income securities primarily will mature within five years from the date of settlement. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

Investment Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the funds fluctuate, sometimes dramatically, which means you could lose money.

The funds also are subject to the principal risks and additional risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks" beginning on page 89. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

Principal Risks

	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund
Foreign investment risk	✓	✓
Growth and value stock risk	✓	✓
Liquidity risk	✓	✓
Management risk	✓	✓
Market risk	✓	✓
Market sector risk	✓	✓
Midsize company risk	✓
Risks of stock investing	✓	✓
Small and midsize company risk		✓
Strategy allocation risk	✓	✓

Principal Risks (continued)

	International Fund	Emerging Markets Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund
China risk		✓
Country, company, industry and market sector risk	✓	✓
Credit risk			✓	✓	✓
Emerging markets risk		✓
Fixed-income market risk			✓	✓	✓
Foreign currency risk	✓	✓
Foreign investment risk	✓	✓
Government securities risk			✓	✓	✓
Growth and value stock risk	✓	✓
India risk		✓
Information technology sector risk		✓
Interest rate risk			✓	✓	✓
Issuer risk			✓	✓	✓
Large cap stock risk	✓	✓
Liquidity risk	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓

Market sector risk					✓

Mortgage-related securities risk			✓
Municipal securities risk			✓	✓
Prepayment risk			✓	✓	✓
Risks of stock investing	✓	✓
Small and midsize company risk	✓	✓
South Korea risk		✓
Taiwan risk		✓
Valuation risk			✓	✓	✓

Principal Risks (continued)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
Conflicts of interest risk					✓
Correlation risk					✓
Credit risk	✓	✓	✓	✓	✓
Derivatives risk				✓
Emerging markets risk					✓
ETF and other investment company risk					✓
Fixed-income market risk					✓
Foreign currency risk					✓
Foreign investment risk				✓	✓
Forward commitment risk				✓	✓
Government securities risk					✓
Growth and value stock risk					✓
High yield securities risk				✓	✓
Interest rate risk	✓	✓	✓	✓	✓
Issuer risk					✓
Large cap stock risk					✓
Liquidity risk	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓
Municipal securities risk	✓	✓	✓	✓
Municipal securities sector risk	✓	✓	✓	✓
Prepayment risk	✓	✓	✓	✓	✓
Risks of stock investing					✓
Small and midsize company risk					✓
State-specific risk			✓
Strategy allocation risk					✓
Valuation risk	✓	✓	✓	✓	✓

In addition to the principal risks identified above, each fund may be subject to the following additional risks that are not anticipated to be principal risks of investing in the fund.
Additional Risks

	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund
Emerging markets risk	✓	✓
Foreign currency risk	✓	✓
Industrials companies risk	✓
Short-term trading risk	✓	✓
Small and midsize company risk	✓
Temporary investment risk	✓	✓

Additional Risks (continued)

	International Fund	Emerging Markets Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund
Asset-backed securities risk			✓	✓	✓
Country and sector allocation risk	✓
Derivatives risk	✓	✓
ESG considerations risk		✓
Financials sector risk	✓				✓
Foreign currency risk			✓	✓
Foreign investment risk			✓	✓	✓
Leverage risk	✓	✓
Market sector risk	✓	✓	✓	✓
Mortgage-related securities risk				✓	✓
Municipal securities risk					✓
Short-term trading risk	✓	✓	✓	✓	✓
Temporary investment risk	✓	✓	✓	✓	✓

Additional Risks (continued)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
ADR Risk					✓
Alternative asset categories and investment strategies risk					✓
Commodity sector risk					✓
Convertible securities risk					✓
Derivatives risk	✓	✓	✓		✓
ETF and other investment company risk				✓
Floating rate loan risk					✓
Foreign currency risk				✓
Foreign government obligations and securities of supranational entities risk					✓
Forward commitment risk	✓	✓	✓
Inflation-indexed securities risk					✓
IPO risk					✓
Leverage risk	✓	✓	✓	✓	✓
Loan valuation risk					✓
Management conflicts risk					✓
Market sector risk				✓	✓
Municipal securities risk					✓
Preferred stock risk					✓

Additional Risks (continued)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
Real estate sector risk					✓
REIT risk					✓
Repurchase agreement counterparty risk					✓
RIC tax risk					✓
Short-term trading risk					✓
Subordinated securities risk					✓
Subsidiary risk					✓
Temporary investment risk	✓	✓	✓	✓	✓

Glossary – Investment Risks

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Alternative asset categories and investment strategies risk: Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

• Asset-backed securities risk: Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

• China risk: To the extent the fund invests significantly in the securities of Chinese companies, the fund's performance will be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. Investing in certain China-related securities, such as China A-shares, has certain associated risks including a lack of certainty regarding how Chinese securities regulations and listing rules of the Shanghai and Shenzhen Stock Exchanges will be applied; underdeveloped concepts of beneficial ownership and associated rights (i.e., participation in corporate actions and shareholder meetings); limitations on the ability to pursue claims against the issuer; and untested trading, clearance and settlement procedures.

A fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In a VIE structure, a China-based operating company typically establishes an offshore shell company in another jurisdiction which then enters into service and other contracts with the operating company and issues shares on a foreign exchange. Investors in VIEs hold stock in the shell company rather than directly in the operating company and the shell company may not own stock or other equity in the operating company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership of companies in certain industries in China. Through a VIE arrangement, the operating companies indirectly raise capital from U.S. investors without distributing ownership of the operating companies to U.S. investors. Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. Investors in VIEs face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the shell company's contractual arrangements with the operating company.

China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, U.S. executive orders current prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities. All of the foregoing risks could increase the fund's volatility.

• Commodity sector risk: Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Conflicts of interest risk: BNYIA will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYIA or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYIA fulfills its fiduciary duty to the fund and the underlying funds. In addition, BNYIA recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYIA or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

• Convertible securities risk: Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Correlation risk: Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer’s legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for an investor or for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss. The risks of investing in emerging market countries also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of sanctions or restrictions on certain investments by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

• ESG considerations risk:  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate. NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Financials sector risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Floating rate loan risk: Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, particularly in unusual market conditions with a high volume of shareholder redemptions, force the fund to sell other investments or engage in borrowing transactions to raise cash to meet redemption requests and therefore presents a risk that the fund may incur losses in order to timely honor redemptions. The secondary market for floating rate loans also may be subject to irregular trading activity, restrictions on resale, and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund, such as invalidation of loans. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections. Newly originated loans (including restructured or reissued loans) may possess lower levels of credit document protection than historically has been the case. Accordingly, in the event of a default, the fund could potentially experience lower levels of recovery than has historically been the norm.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign government obligations and securities of supranational entities risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive and less publicly available company information, political and economic instability and differing auditing, accounting and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Forward commitments risk: Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The risk of loss due to default by these issuers also is greater because such securities may be unsecured and/or subordinated to the rights of other creditors of the issuers of such securities. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• India risk: To the extent the fund invests significantly in the securities of Indian companies, the fund's performance will be particularly exposed to risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. Instability as a result of these social and political tensions, as well potential natural or man-made disasters, could adversely impact the value of the fund's investments in India.

• Industrials companies risk: The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, and technological developments. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Inflation-indexed security risk: Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• IPO risk: The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk: The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value, buy or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which certain funds may invest and certain loans may be subject to restrictions on resale. Because some floating rate loans that certain funds may invest in may have a more limited secondary market, liquidity risk is more pronounced for these funds than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, including those resulting in a significant amount of the fund's assets becoming illiquid, which may adversely affect the fund's share price.

• Loan valuation risk: Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.

• Management conflicts risk: The fund's sub-adviser and its affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the sub-adviser and its affiliates in the loan obligations market may restrict the fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. The fund's sub-adviser and its affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of the sub-adviser and its affiliates, the sub-adviser may not have access to material non-public information regarding the borrower to which other lenders have access.

• Management risk: The investment process and techniques used by the fund's sub-adviser or portfolio managers could fail to achieve the fund's investment goal and may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk: Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions, or public health developments, relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Preferred stock risk: Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Real estate sector risk: The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• RIC tax risk: A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income. Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Short-term trading risk: At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

• South Korea risk: To the extent the fund invests significantly in the securities of South Korean issuers, the fund's performance will be particularly exposed to risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea. Escalated tensions and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea's economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines in economic growth and could have a negative impact on South Korea's economy.

• State-specific risk: The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy. Underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Subordinated securities risk: Holders of securities that are subordinated or "junior" to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Consequently, subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

• Subsidiary risk: Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• Taiwan risk: To the extent the fund invests significantly in Taiwanese issuers, the fund's performance will be particularly exposed to risks that are specific to Taiwan, including to legal, regulatory, political, currency and economic risks. Specifically, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYIA manages approximately $407 billion in 81 mutual fund portfolios. BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY has $55.8 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

Sub-Advisers

BNYIA has engaged Boston Partners Global Investors, Inc. (Boston Partners), to serve as the sub-adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation, located at World Trade Center Building, 2-4-1 Hamamatsu-cho, Minato-ku, Tokyo 105-6135 Japan. As of September 30, 2025, Boston Partners had approximately $125.8 billion in assets under management. Boston Partners, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Boston Partners Mid Cap Value Strategy.

BNYIA has engaged Geneva Capital Management LLC (GCM), to serve as the sub-adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. GCM, located at 411 East Wisconsin Avenue, Suite 2320, Milwaukee, Wisconsin 53202, is majority employee-owned. As of September 30, 2025, GCM had approximately $6.2 billion in assets under management. GCM, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.

BNYIA has engaged its affiliate, Insight North America LLC (INA), to serve as the sub-adviser of: (i) BNY Mellon Bond Fund; (ii) BNY Mellon Intermediate Bond Fund; (iii) BNY Mellon Corporate Bond Fund; (iv) BNY Mellon National Intermediate Municipal Bond Fund; (v) BNY Mellon National Short-Term Municipal Bond Fund; (vi) BNY Mellon Massachusetts Intermediate Municipal Bond Fund; (vii) BNY Mellon Municipal Opportunities Fund; and (viii) BNY Mellon Asset Allocation Fund responsible for the portion of the fund's assets allocated to the individual fixed-income securities. INA, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and day-to-day management of the respective fund's assets or the portion of the respective fund's assets allocated to INA, pursuant to the sub-advisory agreement relating to the funds. INA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of September 30, 2025, INA had approximately $131.9 billion in assets under management (AUM). AUM is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral, if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

BNYIA has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the sub-adviser of BNY Mellon Emerging Markets Fund. NIM, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. NIM is an indirect wholly-owned subsidiary of BNY founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the SEC as an investment adviser. NIM's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of September 30, 2025, NIM managed approximately $42.4 billion in assets under management.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, NIM, to enable NIM to provide certain advisory services to NIMNA for the benefit of the above-referenced funds, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNYIA. NIM is also an affiliate of BNYIA. NIM is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.

BNYIA has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the sub-adviser of: (i) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Mid Cap Value Strategy and the Mid Cap Growth Strategy; (ii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy; and (iii) BNY Mellon International Fund. NIMNA, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund's assets allocated to the strategies described above. NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2025, NIMNA managed approximately $62.3 billion in assets under management.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, NIM, to enable NIM to provide certain advisory services to NIMNA for the benefit of the above-referenced funds, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNYIA. NIM is also an affiliate of BNYIA. NIM is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.

BNYIA has obtained from the Securities and Exchange Commission an exemptive order, upon which BNY Mellon Mid Cap Multi-Strategy Fund may rely, to use a manager of managers approach that permits BNYIA, subject to certain conditions and approval by the Trust's board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNYIA, without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-advisory fee paid by BNYIA to a sub-adviser in documents filed with the Securities and Exchange Commission and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (i) the aggregate fees paid to BNYIA and any wholly-owned sub-adviser (as defined in the Investment Company Act of 1940 Act, as amended) and (ii) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. BNYIA has ultimate responsibility (subject to oversight by the Trust's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Trust's board. The Trust's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

A discussion regarding the basis for the board approving each sub-investment advisory agreement between BNYIA and the relevant sub-adviser, except INA, is available in the fund's Form N-CSR for the fiscal year ended August 31, 2025. A discussion regarding the basis for the board approving the sub-investment advisory agreement between BNYIA and INA will be available in the fund's Form N-CSR for the six-month period ending February 28, 2026.

Distributor

BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to BNYSC for providing shareholder account service and maintenance. BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses that may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates or other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, BNYIA, Boston Partners, GCM, INA, NIM, NIMNA and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Portfolio Managers*

Name of Fund	Primary Portfolio Manager(s)

BNY Mellon Mid Cap Multi-Strategy Fund

Alicia Levine (investment allocation), Michael Mongelluzzo and Craig Prokopchak (Mid Cap Tax-Sensitive Strategy), Andrew Leger (Mid Cap Value Strategy), Monty Kori and Karen Behr (Mid Cap Growth Strategy), Timothy Collard and Steven L. Pollack (Boston Partners Mid Cap Value Strategy), and José Muñoz and William Scott Priebe (Geneva Mid Cap Growth Strategy)

BNY Mellon Small Cap Multi-Strategy Fund	Peter D. Goslin (investment allocation), Andrew Leger (Small Cap Value Strategy), and Monty Kori and Karen Behr (Small Cap Growth Strategy)
BNY Mellon International Fund	Keith Howell and Tim Lucas
BNY Mellon Emerging Markets Fund	Alex Khosla (lead portfolio manager) and Aditya Shah

BNY Mellon Bond Fund	John F. Flahive
BNY Mellon Intermediate Bond Fund	John F. Flahive
BNY Mellon Corporate Bond Fund	John F. Flahive

BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon National Short-Term Municipal Bond Fund	John F. Flahive

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Mary Collette O'Brien

BNY Mellon Municipal Opportunities Fund	John F. Flahive

BNY Mellon Asset Allocation Fund	Alicia Levine and Donald Sauber (investment allocation), Michael Mongelluzzo and Craig Prokopchak (equity portion) and John F. Flahive (fixed-income portion)

*Except as otherwise disclosed, each portfolio manager is jointly and primarily responsible for managing the fund's assets (or the portion of the fund's assets allocated to the strategy for which the portfolio manager is responsible).

Biographical Information

Karen Behr is a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008.

Timothy Collard, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since December 2024. Mr. Collard is a portfolio manager of Boston Partners, which he joined in 2018.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Bond Fund since August 2005, of BNY Mellon Municipal Opportunities Fund since its inception in October 2008 and of BNY Mellon Corporate Bond Fund since its inception in March 2012. He also has been a primary portfolio manager of BNY Mellon Asset Allocation Fund and BNY Mellon Intermediate Bond Fund since March 2006, of BNY Mellon National Short-Term Municipal Bond Fund since September 2015. He is a managing director of INA. Mr. Flahive was employed by BNY Wealth from October 1994 until September 2025 and by INA since October 2025.

Peter D. Goslin, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund responsible for investment allocation decisions since June 2025. He is a portfolio manager and a member of the Multi-Factor Equity team at NIMNA. Mr. Goslin has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Keith Howell has been a primary portfolio manager of BNY Mellon International Fund since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

Alex Khosla has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since October 2022. Mr. Khosla is an investment manager on the emerging markets and Asian equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management,

Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017.

Monty Kori has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund, with respect to the Mid Cap Growth Strategy, and of BNY Mellon Small Cap Multi-Strategy Fund, with respect to the Small Cap Growth Strategy, since February 2025. Mr. Kori is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2017.

Andrew Leger has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund, with respect to the Mid Cap Value Strategy, and of BNY Mellon Small Cap Multi-Strategy Fund, with respect to the Small Cap Value Strategy, since September 2021. Mr. Leger is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

Alicia Levine has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since September 2021 and June 2022, respectively. Ms. Levine has been employed by BNYIA since September 2021. She is Head of Equities, Capital Markets Advisory for BNY Wealth and Vice Chair of BNY Wealth's Investment Strategy Committee. She has been employed by BNY Wealth since October 2016.

Tim Lucas has been a primary portfolio manager of BNY Mellon International Fund since October 2025. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies. He has been employed by NIM since 2004.

Michael Mongelluzzo has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to Mid Cap Tax-Sensitive Core Strategy and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since September 2023 and December 2019, respectively. Mr. Mongelluzzo is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. He has been employed by Mellon Investments Corporation since 2024 and BNY Wealth since 2002 and by BNYIA since December 2019.

José Muñoz, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund since July 2017. Mr. Muñoz is a managing principal and portfolio manager at GCM, which he joined in 2011, and has co-managed the Geneva Mid Cap Growth Strategy since July 2017.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. She is a managing director at INA. Ms. O'Brien was employed by BNY Wealth from April 1995 until September 2025 and by INA since October 2025.

Steven L. Pollack, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Boston Partners Mid Cap Value Strategy since August 2012. Mr. Pollack is a senior portfolio manager of Boston Partners, which he joined in 2000.

William Scott Priebe has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Geneva Mid Cap Growth Strategy since March 2013. He is a managing principal and portfolio manager of GCM, which he joined in 2004.

Craig Prokopchak has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to Mid Cap Tax-Sensitive Core Strategy and BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since December 2025. Mr. Prokopchak is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. He has been employed by Mellon Investments Corporation since 2024, by BNY Wealth since December 1999 and by BNYIA since December 2025.

Aditya Shah has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since September 2025. Mr. Shah is a portfolio manager of the emerging markets and Asian equities team at NIM. He has been employed by NIM since 2021. Prior to joining NIM, Mr. Shah undertook a number of investment-related placements within BNY Investments.

Donald Sauber, CFA, has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since May 2025. Mr. Sauber has been employed by BNYIA since 2006. He is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. He has been employed by BNY Wealth since 2018.

The Trust's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

For the fiscal year ended August 31, 2025, each of the funds paid BNYIA an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board approving each fund's investment advisory agreement with BNYIA is available in the fund's Form N-CSR for the fiscal year ended August 31, 2025.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of the value of the fund's average daily net assets)
BNY Mellon Mid Cap Multi-Strategy Fund	0.75%
BNY Mellon Small Cap Multi-Strategy Fund	0.85%
BNY Mellon International Fund	0.65%*
BNY Mellon Emerging Markets Fund	0.90%*
BNY Mellon Bond Fund	0.40%
BNY Mellon Intermediate Bond Fund	0.40%
BNY Mellon Corporate Bond Fund	0.40%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.24%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%
BNY Mellon Municipal Opportunities Fund	0.50%
BNY Mellon Asset Allocation Fund	0.36%*
*The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2025.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus, as applicable. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to BNY Wealth Clients of BNY that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of (BNY Wealth Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by BNY Wealth Clients with various affiliates of BNY (BNY Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by BNY Wealth Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Fund Accounts). Class M shares of BNY Mellon Municipal Opportunities Fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Wealth and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by BNYIA, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except BNY Mellon Municipal Opportunities Fund, also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Wealth with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY investment advisory subsidiary, provided that such clients are approved by BNY Wealth and make an initial investment in Class M shares of a fund of at least $1 million (collectively, Institutional Investors). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Asset Allocation Fund, also is offered to unaffiliated investment companies approved by BNY Wealth.

The funds, BNYIA or the funds' distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYIA or the funds' distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

Investor shares are generally offered only to BNY Wealth Clients who terminate their relationship with BNY Affiliates, and to individuals, corporations, partnerships and other entities that are not BNY Wealth Clients and that receive a transfer of fund shares from a BNY Wealth Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Investor shares may also be offered to former brokerage clients of BNY Wealth Advisors whose accounts were converted to accounts that are now held by BNY Brokerage Services, a division of BNYSC, for their then existing accounts or to brokerage clients of BNY Wealth Direct, a division of BNYSC (collectively, BNY Wealth Brokerage Clients). Fund shares owned by BNY Brokerage Clients also will be held in separate accounts (BNY Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are not BNY Wealth Clients and that are serviced by an administrator or recordkeeper with which BNYIA or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans) that have held Investor shares of a fund since on or before December 16, 2013 and who, therefore, may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange. Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by BNYIA, The Bank of New York Mellon or their affiliates.

BNY Wealth Clients may transfer Class M shares from a BNY Fund Account to other existing BNY Wealth Clients for their BNY Fund Accounts. BNY Wealth Clients also may transfer shares from a BNY Fund Account to an Individual Account or a BNY Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the BNY Wealth Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Wealth Brokerage Client will receive Investor shares. BNY Wealth Clients who terminate their relationship with BNY Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value (NAV) of each class at the time of the conversion. Individual Clients and BNY Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become BNY Wealth Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, and BNY Mellon Municipal Opportunities Fund seek tax-exempt income, they are not recommended for purchase by qualified Retirement Plans or other U.S. tax-advantaged accounts.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's NAV per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "How to Redeem Shares" in the SAI. Equity investments are valued on the basis of market quotations or official closing prices.

Investments in debt securities generally are valued based on values supplied by an independent pricing service. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by BNYIA, as the Trust's Valuation Designee, using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service. Forward current contracts will be valued using the forward rate obtained from an independent pricing service approved by the Trust's board. Futures contracts will be valued at the most recent settlement price. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect such fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund, and BNY Mellon International Fund, which invest primarily in foreign securities. Under certain circumstances, the fair value of foreign equity securities will be valued based on values supplied by an independent pricing service. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service. ETFs will be valued at their market price.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Your order will be processed promptly.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the funds typically expect and may take up to seven days after your order is received in proper form by the funds' transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the Trust's board in other circumstances identified by BNYIA. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by a fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Purchases, Redemptions and Exchanges Through BNY Mellon Funds Trust Accounts and BNY Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Funds Trust Accounts or BNY Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Institutional Investors

Institutional Investors that purchase fund shares for themselves or on behalf of their clients should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Institutional Investors may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Funds Trust Account, by BNY Wealth Clients who terminate their relationship with BNY Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other funds of BNY Mellon Funds Trust as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds Trust
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

Make checks payable to: BNY Mellon Funds Trust.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-373-9387 (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-373-9387 (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies—Automatic Services."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds Trust
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-373-9387 (inside the U.S. only). A check will be mailed to your address of record.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-373-9387 (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one fund of BNY Mellon Funds Trust into the same class of another. Shares held through a Coverdell Education Savings Account sponsored by BNYIA or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange your shares from one fund of BNY Mellon Funds Trust into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

If you request checkwriting privileges, allow approximately two weeks after the fund's receipt of your initial investment for receipt of your checkbook.

By requesting checkwriting privileges, you agree that you will use care in safeguarding unsigned checks against theft or unauthorized use and will inform the fund or the funds' transfer agent if any of your checks are stolen or missing, and that you will not use unmonitored, uncontrolled check stock sourced by you. You further agree that you will be responsible for maintaining security over any device used for your signature, such as a facsimile signature, stamp or other device, and you acknowledge that any signature made on a check using any such device will be effective as your signature, irrespective of whether the person affixing it was authorized to do so. You acknowledge that if you voluntarily provide information about your account, such as the account number and the bank's routing and transit number, to any person in connection with your purchase of goods or services or to a person who is trying to collect a payment from you, any debit related to your account initiated by that person will be deemed to have been authorized by you.

By requesting checkwriting privileges, you further agree that you will promptly review your account statements and other information sent to you by the fund as soon as you receive it. If you believe any statement you receive contains an error or includes an unauthorized, forged, or altered check, you agree to notify the fund or the funds' transfer agent immediately in writing. You must report any errors or irregularities to the fund or the fund's transfer agent within thirty (30) days from the date of the statement you receive and must identify the particular items that you consider to contain an error or to be forged, altered or otherwise unauthorized. If you do not notify the fund or the funds' transfer agent within the required period of time, your account statement will be deemed to be correct and all items properly charged, and you will be precluded from recovering any amounts that you later claim were unauthorized with respect to a payment reflected on that statement. You further agree that neither the fund nor the funds' transfer agent will be liable if you fail to exercise ordinary care in examining your statements. The fund or the funds' transfer agent have the right to assert any legally available defenses to any claim you may assert regarding items paid from your account.

Exchange Privilege. You generally can exchange shares of a class of a BNY fund worth $500 or more into shares of the same class of any other fund of BNY Mellon Funds Trust. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

The fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be the investor and reasonably believed by the fund or the transfer agent to be genuine. The investor may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine. In addition, neither the fund nor the funds' transfer agent will be responsible for any account losses because of fraud if the fund or the funds' transfer agent (as applicable) reasonably believes that the person transacting business on your account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any fund account statements that you receive. It is important that you contact the fund immediately about any transactions or changes to your account that you believe to be unauthorized.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYIA and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYIA and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• refuse any purchase or exchange request in whole or in part, including those from any individual or group who, in BNYIA's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privilege, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYIA monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYIA evaluates trading activity in the account for evidence of frequent trading. BNYIA considers the investor's trading history in other accounts under common ownership or control, in funds in the BNY Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYIA seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYIA seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYIA concludes the account is likely to engage in frequent trading, BNYIA may cancel or revoke the purchase or exchange on the following business day. BNYIA may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYIA may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYIA's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYIA, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYIA determines that any such investor has engaged in frequent trading of fund shares, BNYIA may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency

BNY Mellon Mid Cap Multi-Strategy Fund	Annually
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Corporate Bond Fund	Monthly

BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly

BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Funds Trust Accounts, contact your account officer, and for such information on BNY Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund (other than a municipal bond fund) are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred). For federal income tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund anticipate that dividends paid by the fund to you generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Income from some holdings may be subject to the federal alternative minimum tax.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund anticipates that dividends paid by the fund to you generally will be exempt from federal and Massachusetts personal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income taxes. Income from some holdings may be subject to the federal alternative minimum tax.

For BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, the fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares, as applicable, for the fiscal periods indicated. Effective December 25, 2025, Investor shares of each of (i) BNY Mellon Intermediate Bond Fund; (ii) BNY Mellon Corporate Bond Fund; (iii) BNY Mellon National Intermediate Municipal Bond Fund; (iv) BNY Mellon National Short-Term Municipal Bond Fund; and (v) BNY Mellon Municipal Opportunities Fund were converted to Class M shares of such fund. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the Forms N-CSR, which are available upon request.

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	17.49	17.49	17.86	24.69	19.28
Investment Operations:
Net investment income[a]	.07	.07	.09	.06	.04
Net realized and unrealized
gain (loss) on investments	1.87	2.49	1.65	(4.01)	6.99
Total from Investment Operations	1.94	2.56	1.74	(3.95)	7.03
Distributions:
Dividends from net investment income	(.06)	(.09)	(.08)	(.02)	(.08)
Dividends from net realized gain on investments	(3.89)	(2.47)	(2.03)	(2.86)	(1.54)
Total Distributions	(3.95)	(2.56)	(2.11)	(2.88)	(1.62)
Net asset value, end of period	15.48	17.49	17.49	17.86	24.69
Total Return (%)	11.77	16.31	10.50	(17.82)	38.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.95	.93	.92	.90	.90
Ratio of net expenses to average net assets[b]	.95[c]	.93[c]	.92[c]	.90	.90
Ratio of net investment income to average net assets[b]	.44[c]	.41[c]	.52[c]	.31	.18
Portfolio Turnover Rate	45.73	35.97	26.34	22.23	31.74
Net Assets, end of period ($ x 1,000)	586,600	1,111,121	1,445,234	1,816,047	2,831,948

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	16.90	16.98	17.40	24.16	18.90
Investment Operations:
Net investment income (loss)[a]	.03	.03	.04	.01	(.02)
Net realized and unrealized
gain (loss) on investments	1.80	2.40	1.60	(3.91)	6.86
Total from Investment Operations	1.83	2.43	1.64	(3.90)	6.84
Distributions:
Dividends from net investment income	(.02)	(.04)	(.03)	-	(.04)
Dividends from net realized gain on investments	(3.89)	(2.47)	(2.03)	(2.86)	(1.54)
Total Distributions	(3.91)	(2.51)	(2.06)	(2.86)	(1.58)
Net asset value, end of period	14.82	16.90	16.98	17.40	24.16
Total Return (%)	11.47	16.02	10.18	(18.00)	37.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.20	1.18	1.17	1.15	1.15
Ratio of net expenses to average net assets[b]	1.20[c]	1.18[c]	1.17[c]	1.15	1.15
Ratio of net investment income (loss) to average net assets[b]	.19[c]	.16[c]	.27[c]	.06	(.08)
Portfolio Turnover Rate	45.73	35.97	26.34	22.23	31.74
Net Assets, end of period ($ x 1,000)	90,164	118,898	122,937	133,236	174,867

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	21.48	19.64	19.76	26.07	19.28
Investment Operations:
Net investment income (loss)[a]	.00[b]	.07	.05	(.00)[b]	(.05)
Net realized and unrealized
gain on investments	2.21	1.88	.34	(3.37)	6.99
Total from Investment Operations	2.21	1.95	.39	(3.37)	6.94
Distributions:
Dividends from net investment income	(.27)	(.03)	-	-	-
Dividends from net realized gain on investments	(1.88)	(.08)	(.51)	(2.94)	(.15)
Total Distributions	(2.15)	(.11)	(.51)	(2.94)	(.15)
Net asset value, end of period	21.54	21.48	19.64	19.76	26.07
Total Return (%)	10.73	9.97	2.15	(14.23)	36.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.06	1.04	1.01	1.01
Ration of net expenses to average net assets	1.09[c]	1.06[c]	1.04[c]	1.01	1.01
Ratio of net investment income (loss) to average net assets	.01[c]	.34[c]	.27[c]	(.01)	(.19)
Portfolio Turnover Rate	74.67	60.95	56.56	52.04	55.94
Net Assets, end of period ($ x 1,000)	175,704	294,498	619,375	583,546	933,506

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	19.77	18.10	18.30	24.41	18.11
Investment Operations:
Net investment income (loss)[a]	(.04)	.02	.00[b]	(.05)	(.10)
Net realized and unrealized
gain (loss) on investments	2.02	1.73	.31	(3.12)	6.55
Total from Investment Operations	1.98	1.75	.31	(3.17)	6.45
Distributions:
Dividends from net investment income	(.22)	-	-	-	-
Dividends from net realized gain on investments	(1.88)	(.08)	(.51)	(2.94)	(.15)
Total Distributions	(2.10)	(.08)	(.51)	(2.94)	(.15)
Net asset value, end of period	19.65	19.77	18.10	18.30	24.41
Total Return (%)	10.47	9.68	1.88	(14.40)	35.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.31	1.29	1.26	1.26
Ratio of net expenses to average net assets	1.34[c]	1.31[c]	1.29[c]	1.26	1.26
Ratio of net investment income (loss) to average net assets	(.24)[c]	.09[c]	.02[c]	(.26)	(.44)
Portfolio Turnover Rate	74.67	60.95	56.56	52.04	55.94
Net Assets, end of period ($ x 1,000)	23,058	26,997	26,309	28,378	34,249

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	15.22	13.66	11.71	15.38	12.78
Investment Operations:
Net investment income[a]	.36	.39	.41	.33	.27
Net realized and unrealized
gain (loss) on investments	1.42	1.69	2.10	(3.71)	2.64
Total from Investment Operations	1.78	2.08	2.51	(3.38)	2.91
Distributions:
Dividends from net investment income	(.45)	(.52)	(.56)	(.29)	(.31)
Net asset value, end of period	16.55	15.22	13.66	11.71	15.38
Total Return (%)	12.28	15.71	21.91	(22.39)	23.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.08	1.08	1.07	1.03	1.03
Ratio of net expenses to average net assets[b]	.88[c,d]	.88[c,d]	.99[c,d]	1.03	1.03
Ratio of net investment income to average net assets[b]	2.42[c,d]	2.77[c,d]	3.17[c,d]	2.33	1.86
Portfolio Turnover Rate	80.17	50.18	63.06	78.04	56.01
Net Assets, end of period ($ x 1,000)	210,383	238,347	276,642	337,994	603,937

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	16.38	14.67	12.53	16.44	13.65
Investment Operations:
Net investment income[a]	.35	.38	.40	.31	.25
Net realized and unrealized
gain (loss) on investments	1.55	1.82	2.26	(3.97)	2.81
Total from Investment Operations	1.90	2.20	2.66	(3.66)	3.06
Distributions:
Dividends from net investment income	(.42)	(.49)	(.52)	(.25)	(.27)
Net asset value, end of period	17.86	16.38	14.67	12.53	16.44
Total Return (%)	12.05	15.36	21.64	(22.57)	22.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.33	1.33	1.32	1.28	1.28
Ratio of net expenses to average net assets[b]	1.13[c,d]	1.13[c,d]	1.24[c,d]	1.28	1.28
Ratio of net investment income to average net assets[b]	2.17[c,d]	2.52[c,d]	2.92[c,d]	2.08	1.62
Portfolio Turnover Rate	80.17	50.18	63.06	78.04	56.01
Net Assets, end of period ($ x 1,000)	18, 280	16,495	15,096	15,355	19,392

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	10.40	9.58	10.77	14.15	11.35
Investment Operations:
Net investment income[a]	.09	.08	.06	.50	.24
Net realized and unrealized
gain (loss) on investments	1.08	.90	.03	(3.61)	2.71
Total from Investment Operations	1.17	.98	.09	(3.11)	2.95
Distributions:
Dividends from net investment income	(.06)	(.16)	(1.28)	(.27)	(.15)
Net asset value, end of period	11.51	10.40	9.58	10.77	14.15
Total Return (%)	11.36	10.42	1.02	(22.31)	26.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.52	1.52	1.43	1.39
Ratio of net expenses to average net assets	1.24[b,c]	1.27[b,c]	1.36[b,c]	1.43	1.39
Ratio of net investment income to average net assets	.86[b,c]	.83[b,c]	.61[b,c]	4.00	1.78
Portfolio Turnover Rate	56.48	30.57	121.64	60.15	63.29
Net Assets, end of period ($ x 1,000)	152,715	197,865	299,278	522,075	1,063,203

a Based on average shares outstanding.

b Amount inclusive of reduction in expenses due to undertaking.

c Amount inclusive of reduction in expenses due to earnings credits.

Financial Highlights (continued)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	10.73	9.88	11.05	14.52	11.64
Investment Operations:
Net investment income[a]	.07	.06	.04	.48	.21
Net realized and unrealized
gain (loss) on investments	1.12	.93	.04	(3.71)	2.80
Total from Investment Operations	1.19	.99	.08	(3.23)	3.01
Distributions:
Dividends from net investment income	(.04)	(.14)	(1.25)	(.24)	(.13)
Net asset value, end of period	11.88	10.73	9.88	11.05	14.52
Total Return (%)	11.00	10.08	.87	(22.52)	25.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.77	1.77	1.68	1.64
Ratio of net expenses to average net assets	1.49[b,c]	1.52[b,c]	1.61[b,c]	1.68	1.64
Ratio of net investment income to average net assets	.61[b,c]	.58[b,c]	.36[b,c]	3.75	1.53
Portfolio Turnover Rate	56.48	30.57	121.64	60.15	63.29
Net Assets, end of period ($ x 1,000)	16,859	18,259	20,047	28,873	33,827

a Based on average shares outstanding.

b Amount inclusive of reduction in expenses due to undertaking.

c Amount inclusive of reduction in expenses due to earnings credits.

Financial Highlights (continued)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	11.14	10.77	11.22	13.10	13.63
Investment Operations:
Net investment income[a]	.42	.39	.32	.25	.23
Net realized and unrealized
gain (loss) on investments	(.10)	.37	(.44)	(1.83)	(.17)
Total from Investment Operations	.32	.76	(.12)	(1.58)	.06
Distributions:
Dividends from net investment income	(.42)	(.39)	(.33)	(.30)	(.31)
Dividends from net realized gain on investments	-	-	-	-	(.28)
Total Distributions	(.42)	(.39)	(.33)	(.30)	(.59)
Net asset value, end of period	11.04	11.14	10.77	11.22	13.10
Total Return (%)	2.95	7.20	(1.05)	(12.19)	.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.57	.55	.55
Ratio of net expenses to average net assets	.58[b]	.57[b]	.57[b]	.55	.55
Ratio of net investment income to average net assets	3.84[b]	3.62[b]	2.91[b]	2.07	1.71
Portfolio Turnover Rate	58.24	56.80	45.46	88.66	72.04
Net Assets, end of period ($ x 1,000)	1,254,468	1,271,824	1,181,267	1,172,292	1,339,003

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	11.14	10.76	11.21	13.08	13.60
Investment Operations:
Net investment income[a]	.39	.36	.29	.23	.20
Net realized and unrealized
gain (loss) on investments	(.10)	.37	(.44)	(1.83)	(.16)
Total from Investment Operations	.29	.73	(.15)	(1.60)	.04
Distributions:
Dividends from net investment income	(.38)	(.35)	(.30)	(.27)	(.28)
Dividends from net realized gain on investments	-	-	-	-	(.28)
Total Distributions	(.38)	(.35)	(.30)	(.27)	(.56)
Net asset value, end of period	11.05	11.14	10.76	11.21	13.08
Total Return (%)	2.71	6.94	(1.38)	(12.39)	.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.82	.82	.80	.80
Ratio of net expenses to average net assets	.83[b]	.82[b]	.82[b]	.80	.80
Ratio of net investment income to average net assets	3.59[b]	3.37[b]	2.66[b]	1.82	1.46
Portfolio Turnover Rate	58.24	56.80	45.46	88.66	72.04
Net Assets, end of period ($ x 1,000)	7,369	9,234	8,800	10,822	11,286

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.02	11.61	11.77	12.93	13.11
Investment Operations:
Net investment income[a]	.40	.35	.28	.24	.24
Net realized and unrealized
gain (loss) on investments	.10	.41	(.13)	(1.13)	(.16)
Total from Investment Operations	.50	.76	.15	(.89)	.08
Distributions:
Dividends from net investment income	(.42)	(.35)	(.31)	(.27)	(.26)
Net asset value, end of period	12.10	12.02	11.61	11.77	12.93
Total Return (%)	4.22	6.66	1.26	(6.93)	.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.59	.58	.56	.56
Ratio of net expense to average net assets	.60[b]	.59[b]	.58[b]	.56	.56
Ratio of net investment income to average net assets	3.38[b]	2.96[b]	2.44[b]	1.98	1.85
Portfolio Turnover Rate	64.17	39.92	26.10	31.46	19.07
Net Assets, end of period ($ x 1,000)	417,011	472,402	506,245	619,470	779,123

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Corporate Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.31	11.64	11.74	13.80	13.69
Investment Operations:
Net investment income[a]	.50	.48	.43	.40	.43
Net realized and unrealized
gain (loss) on investments	.16	.67	(08)	(1.96)	.15
Total from Investment Operations	.66	1.15	.35	(1.56)	.58
Distributions:
Dividends from net investment income	(.52)	(.48)	(.45)	(.43)	(.47)
Dividends from net realized gain on investments	-	-	-	(.07)	-
Total Distributions	(.52)	(.48)	(.45)	(.50)	(.47)
Net asset value, end of period	12.45	12.31	11.64	11.74	13.80
Total Return (%)	5.51	10.12	3.06	(11.58)	4.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.60	.58	.56	.56
Ratio of net expenses to average net assets	.60[b]	.60[b]	.58[b]	.56	.56
Ratio of net investment income to average net assets	4.09[b]	4.02[b]	3.76[b]	3.15	3.10
Portfolio Turnover Rate	14.14	24.27	11.99	25.87	18.34
Net Assets, end of period ($ x 1,000)	408,288	415,902	416,864	564,925	757,617

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	13.06	12.70	12.75	14.23	14.09
Investment Operations:
Net investment income[a]	.37	.35	.32	.27	.28
Net realized and unrealized
gain (loss) on investments	(.16)	.36	(.05)	(1.41)	.19
Total from Investment Operations	.21	.71	.27	(1.14)	.47
Distributions:
Dividends from net investment income	(.37)	(.35)	(.32)	(.27)	(.28)
Dividends from net realized gain on investments	-	-	-	(.07)	(.05)
Total Distributions	(.37)	(.35)	(.32)	(.34)	(.33)
Net asset value, end of period	12.90	13.06	12.70	12.75	14.23
Total Return (%)	1.71	5.63	2.13	(8.14)	3.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.52	.50	.50
Ratio of net expenses to average net assets	.53[b]	.52[b]	.52[b]	.50	.50
Ratio of net investment income to average net assets	2.88[b]	2.70[b]	2.51[b]	1.99	1.95
Portfolio Turnover Rate	66.38	66.66	80.75	65.37	46.51
Net Assets, end of period ($ x 1,000)	1,698,618	1,763,782	1,861,356	2,163,888	2,740,368

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.70	12.41	12.40	12.94	12.95
Investment Operations:
Net investment income[a]	.34	.27	.19	.13	.14
Net realized and unrealized
gain (loss) on investments	.09	.29	.02	(.54)	(.01)
Total from Investment Operations	.43	.56	.21	(.41)	.13
Distributions:
Dividends from net investment income	(.33)	(.27)	(.20)	(.13)	(.14)
Net asset value, end of period	12.80	12.70	12.41	12.40	12.94
Total Return (%)	3.46	4.55	1.68	(3.17)	1.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.53	.51	.51
Ratio of net expenses to average net assets[b]	.44[c]	.44[c]	.44[c]	.44	.48
Ratio of net investment income to average net assets[b]	2.68[c]	2.15[c]	1.57[c]	1.05	1.10
Portfolio Turnover Rate	88.48	90.99	101.11	92.90	66.89
Net Assets, end of period ($ x 1,000)	500,392	362,626	454,866	877,683	894,027

a Based on average shares outstanding.

b Amount inclusive of reduction in expenses due to undertaking.

c Amount inclusive of reduction in expenses due to earnings credits.

Financial Highlights (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.34	11.98	11.99	13.25	13.12
Investment Operations:
Net investment income[a]	.30	.29	.27	.25	.25
Net realized and unrealized
gain (loss) on investments	(.14)	.36	.00[b,c]	(1.26)	.13
Total from Investment Operations	.16	.65	.27	(1.01)	.38
Distributions:
Dividends from net investment income	(.30)	(.29)	(.28)	(.24)	(.25)
Dividends from net realized gain on investments	-	-	-	(.01)	-
Total Distributions	(.30)	(.29)	(.28)	(.25)	(.25)
Net asset value, end of period	12.20	12.34	11.98	11.99	13.25
Total Return (%)	1.31	5.47	2.27	(7.69)	2.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.60	.58	.54	.54
Ratio of net expenses to average net assets	.62[d]	.60[d]	.57[d]	.54	.54
Ratio of net investment income to average net assets	2.46[d]	2.38[d]	2.30[d]	1.94	1.87
Portfolio Turnover Rate	48.39	68.51	102.77	49.94	32.82
Net Assets, end of period ($ x 1,000)	113,743	140,413	172,978	253,744	341,935

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.34	11.98	11.99	13.24	13.11
Investment Operations:
Net investment income[a]	.27	.26	.25	.22	.21
Net realized and unrealized
gain (loss) on investments	(.15)	.36	(.01)	(1.25)	.13
Total from Investment Operations	.12	.62	.24	(1.03)	.34
Distributions:
Dividends from net investment income	(.27)	(.26)	(.25)	(.21)	(.21)
Dividends from net realized gain on investments	-	-	-	(.01)	-
Total Distributions	(.27)	(.26)	(.25)	(.22)	(.21)
Net asset value, end of period	12.19	12.34	11.98	11.99	13.24
Total Return (%)	.98	5.21	2.01	(7.85)	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.85	.83	.79	.79
Ratio of net expenses to average net assets	.87[b]	.85[b]	.82[b]	.79	.79
Ratio of net investment income to average net assets	2.21[b]	2.14[b]	2.05[b]	1.69	1.62
Portfolio Turnover Rate	48.39	68.51	102.77	49.94	32.82
Net Assets, end of period ($ x 1,000)	7,648	7,821	7,593	10,185	11,680

a Based on average shares outstanding.
b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.59	12.03	12.28	14.10	13.52
Investment Operations:
Net investment income[a]	.44	.43	.42	.36	.36
Net realized and unrealized
gain (loss) on investments	(.55)	.55	(.11)	(1.80)	.58
Total from Investment Operations	(.11)	.98	.31	(1.44)	.94
Distributions:
Dividends from net investment income	(.44)	(.42)	(.41)	(.36)	(.36)
Dividends from net realized gain on investments	-	-	(.15)	(.02)	-
Total Distributions	(.44)	(.42)	(.56)	(.38)	(.36)
Net asset value, end of period	12.04	12.59	12.03	12.28	14.10
Total Return (%)	(.94)	8.31	2.60	(10.38)	7.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.71	.75	.65	.65
Ratio of net expenses to average net assets	.72[b]	.70[b]	.75[b]	.65	.65
Ratio of interest and expense related to inverse floater notes issued to average net assets	.04	.03	.08	-	-
Ratio of net investment income to average net assets	3.59[b]	3.48[b]	3.45[b]	2.70	2.61
Portfolio Turnover Rate	45.11	63.45	72.98	57.75	52.25
Net Assets, end of period ($ x 1,000)	1,874,321	2,023,553	1,916,777	2,051,296	2,568,933

a Based on average shares outstanding.
b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	13.84	12.07	12.56	15.34	12.88
Investment Operations:
Net investment income[a]	.24	.23	.26	.21	.16
Net realized and unrealized
gain (loss) on investments	1.28	1.81	.57	(2.01)	2.81
Total from Investment Operations	1.52	2.04	.83	(1.80)	2.97
Distributions:
Dividends from net investment income	(.34)	(.22)	(.26)	(.35)	(.21)
Dividends from net realized gain on investments	(.34)	(.05)	(1.06)	(.63)	(.30)
Total Distributions	(.68)	(.27)	(1.32)	(.98)	(.51)
Net asset value, end of period	14.68	13.84	12.07	12.56	15.34
Total Return (%)	11.40	17.15	7.53	(12.62)	23.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.53	.49	.46	.42	.40
Ratio of net expenses to average net assets[b,c]	.50[d]	.45[d]	.44[d]	.41	.32
Ratio of net investment income to average net assets[b,c]	1.69[d]	1.82[d]	2.20[d]	1.50	1.14
Portfolio Turnover Rate	27.04	30.53	32.54	29.76	17.71
Net Assets, end of period ($ x 1,000)	440,765	438,614	420,930	432,481	537,189

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	14.02	12.22	12.69	15.48	13.00
Investment Operations:
Net investment income[a]	.20	.20	.24	.17	.12
Net realized and unrealized
gain (loss) on investments	1.30	1.83	.57	(2.02)	2.83
Total from Investment Operations	1.50	2.03	.81	(1.85)	2.95
Distributions:
Dividends from net investment income	(.30)	(.18)	(.22)	(.31)	(.17)
Dividends from net realized gain on investments	(.34)	(.05)	(1.06)	(.63)	(.30)
Total Distributions	(.64)	(.23)	(1.28)	(.94)	(.47)
Net asset value, end of period	14.88	14.02	12.22	12.69	15.48
Total Return (%)	11.12	16.86	7.29	(12.85)	23.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.78	.74	.71	.67	.65
Ratio of net expenses to average net assets[b,c]	.75[d]	.70[d]	.69[d]	.66	.57
Ratio of net investment income to average net assets[b,c]	1.44[d]	1.57[d]	1.97[d]	1.25	.86
Portfolio Turnover Rate	27.04	30.53	32.54	29.76	17.71
Net Assets, end of period ($ x 1,000)	11,031	10,776	7,890	8,800	7,815

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

BNY Mellon Corporate Bond Fund	BNY Mellon Intermediate Bond Fund
BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon International Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon Emerging Markets Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon Bond Fund	BNY Mellon Asset Allocation Fund

Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

The funds' annual and semi-annual reports describe the funds' performance and recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. Each fund's most recent annual and semi-annual report and other information, such as the fund's financial statements, are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the SEC. The SAI, as amended or supplemented from time to time, is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The funds (except the money market funds) generally disclose, at www.bny.com/investments, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  A fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.  The money market funds generally disclose, at www.bny.com/investments, their complete schedule of holdings on each business day, as of the preceding business day.  Each money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.  From time to time, the money market funds may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and at www.bny.com/investments.

To Obtain Information

By telephone. BNY Wealth Clients, please contact your Account Officer or call 1-866-804-5023.

BNY Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Wealth Advisors whose accounts are now held by BNY Brokerage Services.

Institutional Investors and Clients of Investment Advisory Firms, please contact your financial advisor or call 1-866-804-5023.

Individual Account holders, please call BNYIA at 1-800-373-9387 (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-866-804-5023.

By mail. BNY Wealth Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds Trust, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434

Institutional Investors and Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from: www.bny.com/investments.

Reports and other information about each fund is available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

© 2025 BNY Mellon Securities Corporation MFTP1225

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.
SEC file number: 811-09903

© 2025 BNY Mellon Securities Corporation MFTP1225

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2025

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, dated as of the date of this SAI, as such prospectuses may be revised from time to time. To obtain a free copy of a fund's prospectus, annual shareholder report, or annual financial statements, please call your financial adviser, or write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.bny.com/investments or call one of the following numbers: Wealth Clients and Investment Advisory Firm Clients – call toll free 1-866-804-5023 (1-617-248-3014 outside the U.S.); Individual Account Holders of Class M shares and Investor shares (other than BNY Wealth Brokerage Clients) – call toll free 1-800-373-9387; BNY Wealth Brokerage Clients – call toll free 1-800-830-0549 – Option 2 for BNY Wealth Direct or 1-800-843-5466 for former brokerage clients of BNY Wealth Advisors whose accounts are now held by BNY Brokerage Services; and participants in Qualified Employee Benefit Plans and Retirement Plans – call toll free 1-866-804-5023.

The most recent annual report and semi-annual report to shareholders for the funds are separate documents supplied upon request, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Form N-CSR are incorporated by reference into this SAI and can be accessed by clicking here. All classes of a fund have the same prospectus date, except if otherwise indicated. Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year ended August 31st. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker
BNY Mellon Asset Allocation Fund	AAF	Class M/MPBLX Investor/MIBLX
BNY Mellon Bond Fund	BF	Class M/MPBFX Investor/MIBDX

BNY Mellon Corporate Bond Fund	CBF	Class M/BYMMX

BNY Mellon Emerging Markets Fund	EMF	Class M/MEMKX Investor/MIEGX

BNY Mellon Intermediate Bond Fund	IBF	Class M/MPIBX

BNY Mellon International Fund	IF	Class M/MPITX Investor/MIINX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MIMBF	Class M/MMBMX Investor/MMBIX
BNY Mellon Mid Cap Multi-Strategy Fund	MCMF	Class M/MPMCX Investor/MIMSX

BNY Mellon Municipal Opportunities Fund	MOF	Class M/MOTMX
BNY Mellon National Intermediate Municipal Bond Fund	NIMBF	Class M/MPNIX
BNY Mellon National Short-Term Municipal Bond Fund	NSMBF	Class M/MPSTX

BNY Mellon Small Cap Multi-Strategy Fund	SCMF	Class M/MPSSX Investor/MISCX

Prior to December 25, 2025, IBF, CBF, NIMBF, NSMBF, and MOF each offered Investor shares, which, as of December 24, 2025, were converted into Class M shares. Shareholders of IBF, CBF, NIMBF, NSMBF, and MOF approved an Agreement and Plan of Reorganization for each such fund that provides for the transfer of the fund's assets, on or about January 9, 2026, to a corresponding exchange-traded fund managed by an affiliate of BNYIA.

GRP12-SAI-1225

TABLE OF CONTENTS

PART I

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	II-1
BNY Mellon Emerging Markets Fund	II-9
BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund	II-9
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	II-9

BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal
Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon
National Short-Term Municipal Bond Fund

II-10
BNY Mellon Municipal Opportunities Fund	II-10
BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund	II-10
INVESTMENT RESTRICTIONS	II-10
Fundamental Policies	II-10
Nonfundamental Policies	II-12
Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names	II-13
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE	II-16
ADMINISTRATION AGREEMENT	II-16
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-16
RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-17
Massachusetts	II-17
General Information	II-17

PART III

HOW TO BUY SHARES	III-1
Information Regarding the Offering of Share Classes	III-1
Investment Minimums	III-2
Small Account Policies	III-3
In-Kind Purchases	III-3
Information Pertaining to Purchase Orders	III-3
Purchases Through Service Agents	III-3
TeleTransfer Privilege	III-4
Converting Shares	III-4
Taxpayer ID Number	III-4
Frequent Purchases and Exchanges	III-5
HOW TO REDEEM SHARES	III-5
Class M and Investor Shares	III-6
Checkwriting Privilege	III-6
Wire Redemption Privilege	III-7
TeleTransfer Privilege	III-7
Medallion Signature Guarantees	III-7
Redemption Commitment	III-7
Suspension of Redemptions	III-8
SHAREHOLDER SERVICES	III-8
Fund	III-8
Auto-Exchange Privilege	III-9
Automatic Asset Builder®	III-9
Government Direct Deposit Privilege	III-9
Payroll Savings Plan	III-9
Dividend Options	III-10
Dividend Sweep	III-10
Dividend ACH	III-10
Automatic Withdrawal Plan	III-10

SHAREHOLDER SERVICES PLAN	III-11
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-11
All Funds	III-11
Equity Securities	III-13
Common Stock	III-13
Preferred Stock	III-13
Convertible Securities	III-14
Warrants and Stock Purchase Rights	III-15
IPOs	III-15
Fixed-Income Securities	III-15
U.S. Government Securities	III-17
Corporate Debt Securities	III-18
Ratings of Securities; Unrated Securities	III-18
High Yield and Lower-Rated Securities	III-18
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-20
Inflation-Indexed Securities	III-20
Variable and Floating Rate Securities	III-21
Participation Interests and Assignments	III-21
Mortgage-Related Securities	III-22
Asset-Backed Securities	III-27
Collateralized Debt Obligations	III-27
LIBOR Rate Discontinuance or Unavailability Risk	III-27
Municipal Securities	III-28
Taxable Investments (municipal or other tax-exempt funds only)	III-34
Funding Agreements	III-34
Real Estate Investment Trusts (REITs)	III-34
Money Market Instruments	III-35
Bank Obligations	III-35
Repurchase Agreements	III-36
Commercial Paper	III-37
Foreign Securities	III-37
Investing in Europe	III-38
Emerging Markets	III-39
Certain Asian Emerging Market Countries	III-40
Investing in China	III-40
Investing in Variable Interest Entities	III-44
Investing in Taiwan	III-45
Investing in India	III-45
Investing in South Korea	III-46
Investing in Russia and other Eastern European Countries	III-46
Depositary Receipts and New York Shares	III-47
Sovereign Debt Obligations	III-47
Eurodollar and Yankee Dollar Investments	III-49
Investment Companies, Including Exchange-Traded Funds	III-49
Exchange-Traded Funds	III-49
Private Investment Funds	III-50
Exchange-Traded Notes	III-50
Master Limited Partnerships (MLPs)	III-50
MLP Common Units	III-51
MLP Subordinated Units	III-52
MLP Convertible Subordinated Units	III-52
MLP Preferred Units	III-52
MLP General Partner Interests	III-52
MLP Debt Securities	III-53

Equity and Debt Securities Issued by Affiliates of MLPs	III-53
MLP I-Shares	III-53
Derivatives	III-53
Risks	III-54
Specific Types of Derivatives	III-55
Foreign Currency Transactions	III-63
Commodities	III-64
Commodity	III-64
Short-Selling	III-64
Lending Portfolio Securities	III-65
Borrowing Money	III-65
Borrowing Money for Leverage	III-66
Reverse Repurchase Agreements	III-66
Forward Commitments	III-66
Forward Roll Transactions	III-67
Illiquid Investments	III-67
Illiquid Investments Generally	III-67
Section 4(2) Paper and Rule 144A Securities	III-67
Non-Diversified Status	III-68
Investments in the Technology Sector	III-68
Investments in the Real Estate Sector	III-68
Investments in the Natural Resources Sector	III-69
RATING CATEGORIES	III-69
S&P	III-69
Long-Term Issue Credit Ratings	III-70
Short-Term Issue Credit Ratings	III-70
Municipal Short-Term Note Ratings Definitions	III-71
Moody's	III-71
Long-Term Obligation Ratings and Definitions	III-71
Short-Term Ratings	III-72
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-72
Fitch	III-73
Corporate Finance Obligations — Long-Term Rating Scales	III-73
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-74
Short-Term Ratings Assigned to Issuers and Obligations	III-74
DBRS	III-75
ADDITIONAL INFORMATION ABOUT THE BOARD	III-76
Board's Oversight Role in Management	III-76
Board Composition and Leadership Structure	III-77
Additional Information About the Board and Its Committees	III-77
MANAGEMENT ARRANGEMENTS	III-77
BNYIA	III-77
Sub-Advisers	III-78
Portfolio Managers and Portfolio Manager Compensation	III-78
Certain Conflicts of Interest with Other Accounts	III-80
Code of Ethics	III-81
Distributor	III-82
Transfer and Dividend Disbursing Agent and Custodian	III-83
Annual Anti-Money Laundering Program Review	III-83
Funds' Compliance Policies and Procedures	III-83
Escheatment	III-83
DETERMINATION OF NAV	III-84
Valuation of Portfolio Securities	III-84

Calculation of NAV	III-85
Expense Allocations	III-85
NYSE and Transfer Agent Closings	III-85
DIVIDENDS AND DISTRIBUTIONS	III-85
TAXATION	III-86
PORTFOLIO TRANSACTIONS	III-96
Trading the Funds' Portfolio Securities	III-97
Soft Dollars	III-98
IPO Allocations	III-99
DISCLOSURE OF PORTFOLIO HOLDINGS	III-100
Policy	III-100
Procedures for Disclosing Fund Portfolio Holdings	III-100
Public Disclosure of Fund Portfolio Holdings	III-100
Ongoing Arrangements	III-101
Press Interviews, Broker Discussions, etc.	III-101
Confidential Dissemination of Portfolio Holding	III-101
Disclosure of Portfolio Holdings to Employees	III-102
Procedures for Disclosing Fund Portfolio Characteristics	III-102
Public Disclosure of the Portfolio Characteristics of a Fund	III-102
Information Deemed Not to be Portfolio Holdings Information	III-102
Trading Desk and Research Reports	III-102
Confidentiality Agreements	III-102
Additional Restrictions	III-103
Waivers of Restrictions	III-103
Disclosures Required by Law	III-103
Reporting of Violations	III-103
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES	III-103
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-105
Massachusetts Business Trusts	III-105
Fund Shares and Voting Rights	III-106
GLOSSARY	III-106
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	A- 1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Patrick J. O'Connor 1943 Board Member, Chairman of the Board (2000)	Attorney, Cozen O'Connor, P.C. (1973 – Present); Vice Chairman (1980 – 2002); and President and Chief Executive Officer (2002 – 2007)	N/A
John R. Alchin 1948 Board Member (2008)

Retired

The Barnes Foundation, an art museum, Trustee (2017 – Present)

Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

Philadelphia Art Museum, Board Member (2008 – Present)

Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 – 2020)

Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 – 2024), and Chair of Audit Committee (2018 – 2024)
Ronald R. Davenport 1936 Board Member (2000)	Sheridan Broadcasting Corporation, Chairman (1972 – Present)	N/A
Kim D. Kelly 1956 Board Member (2008)	Consultant (2005 – Present)	MCG Capital Corp., a business development company, Director (2004 – 2015) HITV, broadcasting, President (2015 – 2019)

Name Year of Birth Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Kevin C. Phelan 1944 Board Member (2000)	Colliers International, Mortgage Banker (1978 – Present); and Co-Chairman (2010 – Present) A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019 – Present)	Industrial Logistics Properties Trust, a real estate company, Trustee (2020 – Present)
Patrick J. Purcell 1947 Board Member (2000)

jobfind.com, an employment search site on the world wide web, President and Founder (1996 – 2018)

The Boston Herald, President and Publisher (1994 – 2018)

Herald Media, President and Chief Executive Officer (2001 – 2018)

N/A
Thomas F. Ryan, Jr. 1941 Board Member (2000)

Retired

Boston College, Trustee Associate (2013 – Present)

NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York's electric grid, Director (1998 – 2021)

RepliGen Corporation, a biopharmaceutical company, Director (2002 – May 2022)
Maureen M. Young 1945 Board Member (2000)	Retired	N/A

Each of the board members serves on the board's audit, nominating, litigation, and compensation committees.

Each board member serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with BNYIA, and also may benefit from information provided by the Trust's or BNYIA's counsel; counsel to the Trust and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Patrick J. O'Connor – Since 1973, Mr. O'Connor has served in various roles at his law firm Cozen O'Connor, P.C., including Vice Chairman from 1980 to 2002 and Chief Executive Officer and President from 2002 to 2007. His legal practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims. Mr. O'Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations. In addition, Mr. O'Connor is a member of the Board of Directors of Crowley Chemical Company, Inc. and Chairman of the Board of Trustees of Temple University and a Director of Chou2 Pharma, a pet-supplement company (December 2022 – Present). Mr. O'Connor served as Chairman of Franklin Security Bank from 2008 to 2014.

• John R. Alchin – From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation. Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from 1980 to 1990. Mr. Alchin served as a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania from 2003 to 2012. Mr. Alchin is an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), a Trustee of Calder Gardens in Philadelphia, an Art Museum, and a Trustee of the Philadelphia Museum of Art and, from 2009 to 2024, Chairman of the Museum's Finance Committee.

• Ronald R. Davenport – Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks. Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President's Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce. Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006. He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.

• Kim D. Kelly – Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, from 2008 to 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations. Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., where she also served on the Board of Directors, Insight Communications Company, Inc. and Insight Midwest, L.P. From 2004 to 2016, Ms. Kelly served as a Director of MCG Capital Corporation, a business development company.

• Kevin C. Phelan – Mr. Phelan is Co-Chairman of Colliers International (formerly, Colliers Meredith & Grew Inc. and Meredith & Grew, Inc.), a commercial real estate firm. Mr. Phelan joined Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion. Mr. Phelan serves on the Board of Directors of A.D. Makepeace Co., a cranberry grower and real estate development company, and on the Board of Trustees of Industrial Logistics Property Trust, a real estate company. In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.

• Patrick J. Purcell – Mr. Purcell has more than 40 years of experience in the publishing industry. From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and Publisher of the Boston Herald. In 1993, Mr. Purcell purchased the Boston Herald from News Corporation. Mr. Purcell served as Executive Chairman of Ottaway Newspapers, Inc. from 2009 to 2013. In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.

• Thomas F. Ryan, Jr. – Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999. Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995. He has been a Trustee Associate at Boston College since 2013, where he served as Trustee from 1995 to 2013, and currently serves as a Director of RepliGen Corp., a biopharmaceutical company from 2002 to May 2022. In addition, Mr. Ryan served as a Director of NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid (1998 – 2021) and was a member of the NYSE Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.

• Maureen M. Young – Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from 2000 to 2007. Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from 2001 to 2008. Ms. Young serves on the boards of a number of non-profit organizations.

Committee Meetings

The board's audit committee met three times during the funds' last fiscal year. The compensation committee met once and the litigation and nominating committees did not meet during the funds' last fiscal year.

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of all funds in the aggregate of funds overseen by board member in the same family of investment companies, in each case as of December 31, 2024.

Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

AAF	None	None	None	None	None	None	None	None
BF	None	None	None	None	None	None	None	None
CBF	None	None	None	None	None	None	None	None
EMF	None	None	None	None	None	$10,001-$50,000	None	None
IBF	None	None	None	None	None	None	None	None
IF	None	None	None	None	None	$10,001 - $50,000	None	None
MIMBF	None	None	None	None	None	$10,001 - $50,000	None	None
MCMF	None	None	None	None	None	$10,001 - $50,000	None	None
MOF	None	Over $100,000	None	$50,001-$100,000	None	None	None	None
NIMBF	None	None	None	None	None	$10,001-$50,000	None	None
NSMBF	None	None	None	None	None	None	None	None

Fund	Patrick J. O'Connor	John R. Alchin	Ronald R. Davenport	Kim D. Kelly	Kevin C. Phelan	Patrick J. Purcell	Thomas F. Ryan, Jr.	Maureen M. Young

SCMF	None	None	None	None	None	$10,001-$50,000	None	None
Aggregate holdings of all funds	None	Over $100,000	None	$50,001-$100,000	None	Over $100,000	Over $100,000	None

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers, as a group.

As of December 31, 2024, none of the board members or their immediate family members owned securities of BNYIA, any Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYIA, any Sub-Adviser or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board and Chairman of the Audit Committee receiving additional compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of fees paid to each current board member by the Trust for the fiscal year ended August 31, 2025 for all funds comprising the Trust were as follows:

Name of Board Member	Aggregate Compensation from the Trust*

John R. Alchin	$162,000
Ronald R. Davenport	$162,000
Kim D. Kelly	$162,000
Patrick J. O'Connor	$192,000
Kevin C. Phelan	$160,000
Patrick J. Purcell	$162,000
Thomas F. Ryan, Jr.	$182,000
Maureen M. Young	$162,000

* Amount does not include expenses reimbursed by the Trust to board members for attending board meetings.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Lisa M. Sampson 1976 President 2025[1]

Portfolio Manager, Asset Allocation, BNYIA/BNY Wealth since June 2022; Investment Solutions Manager, BNY Wealth since December 2020 and Senior Investment Research Analyst, BNY Wealth from March 2015 to December 2020

1 (12)
James Windels 1958 Treasurer 2001	Director of BNYIA since February 2023; Vice President of BNYIA since September 2020; and Director – BNY Fund Administration	45 (97)
Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2019[2]

Chief Legal Officer of BNYIA and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020

45 (97)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Sarah S. Kelleher 1975 Vice President and Secretary 2014[3]	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021	45 (97)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021	45 (97)
Lisa M. King 1968 Vice President and Assistant Secretary 2024	Counsel of BNY since June 2023; and Regulatory Administration Group Manager of BNY Mellon Asset Servicing from February 2016 to June 2023	45 (97)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY	45 (97)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020	Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024	45 (97)
Roberto G. Mazzeo 1980 Assistant Treasurer 2024	Financial Reporting Manager – BNY Fund Administration	45 (97)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager – BNY Fund Administration	45 (97)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Fund Administration	45 (97)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – BNY Fund Administration	45 (97)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Joseph W. Connolly 1957 CCO 2004	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of BNYIA from 2004 until June 2021	43 (79)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust	41 (93)

* "Fund Complex" comprises registered investment companies for which BNYIA or an affiliate of BNYIA serves as investment adviser.
1 President since May 2025.
2 Chief Legal Officer since July 2021.
3 Secretary since April 2024; previously, Assistant Secretary.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal. The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Karen Behr	10	$5.9B	3	$135.8	13	$5.6B
Timothy Collard	7	$27.8B	1	$864.3M	56	$6.1B
John F. Flahive	7	$6.6B	None	N/A	None	N/A
Peter Goslin	4	$2.6B	1	$11.0M	5	$1.2B
Keith Howell[1]	6	$10.2B	2	$2.5B	7	$915.4M
Alex Khosla	2	$481.9M	7	$1.5B	None	N/A
Monty Kori	4	$1.2B	3	$140.8M	11	$1.1B
Andrew Leger	7	$1.7B	4	$56.1M	6	$1.2B
Alicia Levine	3	$1.1B	None	N/A	None	N/A
Tim Lucas[1]	None	N/A	4	$3.4B	None	N/A
Michael Mongelluzzo	2	$464M	None	N/A	4,172	$22.1B
José Muñoz	5	$2.2B	2	$213.2M	201	$3.8B
Mary Collette O'Brien	3	$2.1B	None	N/A	445	$5.5B
Steven L. Pollack	7	$27.8B	1	$864.3M	56	$6.1B
William Scott Priebe	5	$2.2B	2	$213.2M	225	$4.0B
Craig Prokopchak	2	$464M	None	N/A	4,172	$22.1B
Donald Sauber	1	$252.M	None	N/A	4,172	$22.1B
Aditya Shah[2]	None	N/A	None	N/A	None	N/A

1 Because Messrs. Howell and Lucas became primary portfolio managers of IF as of October 28, 2025, their information is as of September 30, 2025.

2 Because Mr. Shah became a primary portfolio manager of EMF as of September 12, 2025, his information is as of July 31, 2025.The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Karen Behr	Other Accounts	N/A	N/A
Timothy Collard	Other Accounts	1	$35.2M
John F. Flahive	None	N/A	N/A
Peter Goslin	Other Accounts	1	$67.4M
Keith Howell[1]	None	N/A	N/A
Alex Khosla	None	N/A	N/A
Monty Kori	None	N/A	N/A
Andrew Leger	None	N/A	N/A
Alicia Levine	None	N/A	N/A
Tim Lucas[1]	None	N/A	N/A
Michael Mongelluzzo	None	N/A	N/A

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

José Muñoz	None	N/A	N/A
Mary Collette O'Brien	None	N/A	N/A
Steven L. Pollack	Other Accounts	1	$35.2M
William Scott Priebe	None	N/A	N/A
Craig Prokopchak	None	N/A	N/A
Donald Sauber	None	N/A	N/A
Aditya Shah[1]	None	N/A	N/A

1 Because Messrs. Howell and Lucas became primary portfolio managers of IF as of October 28, 2025, their information is as of September 30, 2025.

2 Because Mr. Shah became a primary portfolio manager of EMF as of September 12, 2025, his information is as of July 31, 2025.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Karen Behr	MCMF	None
	SCMF	None
Timothy Collard	MCMF	None

John F. Flahive	AAF	None
	BF	None
	CBF	None
	IBF	None
	MOF	None
	NIMBF	None
	NSMBF	None

Peter Goslin	SCMF	None
Keith Howell	IF1	None

Alex Khosla	EMF	None

Monty Kori	MCMF	None
	SCMF	None

Andrew Leger	MCMF	None
	SCMF	None
Alicia Levine	AAF	None
	MCMF	None

Tim Lucas	IF1	None

Michael Mongelluzzo	AAF	None
	MCMF	None
José Muñoz	MCMF	None
Mary Collette O'Brien	MIMBF	None
	NIMBF	None

Steven L. Pollack	MCMF	None

William Scott Priebe	MCMF	None

Craig Prokopchak	AAF	None
	MCMF	None
Donald Sauber	AAF	None
Aditya Shah	EMF[2]	None

1 Because Messrs. Howell and Lucas became primary portfolio managers of IF as of October 28, 2025, their information is as of September 30, 2025.

2 Because Mr. Shah became a primary portfolio manager of EMF as of September 12, 2025, his information is as of July 31, 2025.

ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Advisers' Compensation

For each fund's last three fiscal years, the investment advisory fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by BNYIA and the net fees paid by the fund were as follows:

	2025 Fiscal Year			2024 Fiscal Year			2023 Fiscal Year
Fund[1]	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

AAF[2]	$1,700,231	$135,118	$1,565,113	$1,574,946	$186,427	$1,388,519	$1,461,767	$89,511	$1,372,256
BF	$5,125,798	$0	$5,125,798	$4,837,752	$0	$4,837,752	$4,620,890	$0	$4,620,890
CBF	$1,620,360	$0	$1,620,360	$1,673,069	$0	$1,673,069	$1,869,636	$0	$1,869,636
EMF	$2,152,439	$467,921	$1,684,518	$2,881,964	$626,510	$2,255,454	$4,559,099	$602,995	$3,956,104
IBF	$1,778,321	$0	$1,778,321	$1,955,848	$0	$1,955,848	$2,271,296	$0	$2,271,296
IF	$1,934,348	$455,472	$1,478,876	$2,218,409	$522,053	$1,696,356	$2,715,061	$259,918	$2,455,143
MIMBF	$463,502	$0	$463,502	$595,248	$0	$595,248	$660,530	$0	$660,530
MCMF	$6,810,119	$0	$6,810,119	$10,155,070	$0	$10,155,070	$12,637,196	$0	$12,637,196
MOF	$10,408,075	$0	$10,408,075	$9,610,292	$0	$9,610,292	$9,196,834	$0	$9,196,834
NIMBF	$6,035,981	$0	$6,035,981	$6,626,102	$0	$6,626,102	$6,626,781	$0	$6,626,781
NSMBF	$1,405,917	$459,168	$946,749	$1,434,433	$445,033	$989,100	$2,210,118	$582,665	$1,627,453
SCMF	$2,113,331	$0	$2,113,331	$3,972,825	$0	$3,972,825	$5,000,720	$0	$5,000,720

1 The fees paid to BNYIA by each fund are not subject to reduction as the value of the fund's net assets increases.

2 The fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities and 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and the Underlying Funds in which it invests.

The contractual fee rates paid by BNYIA to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets allocated to the Sub-Adviser):

Fund	Sub-Advisers	Fee Rate	Effective Fee Rate for the Last Fiscal Year

EMF	NIM	0.345%	0.345%
IF	NIMNA	0.255%	0.255%
MCMF	GCM/Boston Partners	0.15%*	0.15%*
	NIMNA	**	**
SCMF	NIMNA	0.50%	0.50%
BF	INA†	0.20%	N/A
CBF	INA†	0.20%	N/A
IBF	INA†	0.20%	N/A
NIMBF	INA†	0.175%	N/A
NSMBF	INA†	0.175%	N/A
MIMBF	INA†	0.175%	N/A
MOF	INA†	0.25%	N/A
AAF	INA†	0.20%	N/A

* Rates shown are the combined contractual and effective fee rates for the fund's Sub-Advisers, GCM and Boston Partners, for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee between GCM and Boston Partners is not disclosed.

** MCMF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and NIMNA. The aggregate annual fee payable to BNYIA and, except as noted below, NIMNA is 0.75% of the value of the fund's average daily net assets. The effective aggregate fee rate paid by the fund for the last fiscal year was 0.75% from which BNYIA also paid GCM and Boston Partners effective aggregate fee rate for the last fiscal year of 0.19% of the value of the fund's average daily net assets.

† BNYIA engaged its affiliate, Insight North America LLC (INA), to serve as the fund's sub-investment adviser, effective October 1, 2025. Accordingly, no information is provided with respect to the effective rate paid in the last fiscal year by BNYIA to INA.

For a fund's last three fiscal years (other than funds for which the Sub-Adviser's fee is disclosed on an aggregate basis above), the fees payable by BNYIA to the fund's Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser(s) and the net fees paid were as follows:

	2025 Fiscal Year			2024 Fiscal Year			2023 Fiscal Year
Fund/ Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

EMF/NIM	$645,732	$0	$645,732	$864,589	$0	$864,589	$1,367,730	$0	$1,367,730
IF/NIMNA	$580,305	$0	$580,305	$665,523	$0	$665,523	$814,518	$0	$814,518
MCMF/ NIMNA/GCM/Boston Partners[1]	$2,758,915	$0	$2,758,915	$4,210,964	$0	$4,210,964	$5,874,924	$0	$5,874,924
SCMF/NIMNA	$1,246,387	$0	$1,246,387	$2,504,347	$0	$2,504,347	$3,229,920	$0	$3,229,920

1 Includes all fees paid by BNYIA to NIMNA, GCM and Boston Partners as the fund's Sub-Advisers in the aggregate.

Compliance Services

The Trust's compliance program is developed, implemented and maintained by the Trust's CCO and the CCO staff. The funds bear the CCO's compensation (which is approved by the board), as well as the compensation of the CCO staff and the expenses of the CCO and the CCO staff (including administrative expenses). The CCO and the CCO staff work exclusively on the compliance program and related matters for the funds and funds in the BNY Mellon Family of Funds, and compensation and expenses of the CCO and the CCO staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the Trust's last fiscal year were as follows:

Fund	CCO and Staff Compensation and Expenses
AAF	$29,691
BF	$24,051
CBF	$24,051
EMF	$24.872
IBF	$24,051
IF	$24,720
MIMBF	$24,051
MCMF	$49,313
MOF	$24,051
NIMBF	$24,051
NSMBF	$23,989
SCMF	$30,333

ADMINISTRATION COMPENSATION

Administration fees paid to The Bank of New York Mellon for the last three fiscal years were as follows:

Fund	2025 Fiscal Year	2024 Fiscal Year	2023 Fiscal Year

AAF	$328,869	$292,403	$259,228
BF	$1,803,431	$1,667,023	$1,563,011
CBF	$570,157	$578,716	$631,728
EMF	$263,239	$345,254	$535,604
IBF	$625,588	$673,883	$767,836
IF	$320,278	$359,668	$432,029
MIMBF	$186,323	$234,370	$254,914
MCMF	$1,275,482	$1,865,758	$2,277,985
MOF	$2,929,729	$2,649,466	$2,487,291
NIMBF	$2,427,209	$2,609,239	$2,559,950
NSMBF	$565,920	$564,639	$852,606
SCMF	$349,398	$643,630	$795,961

SECURITIES LENDING ACTIVITIES

The dollar amounts of income and fees and compensation paid to all service providers (including fees, if any, paid to BNYIA for cash collateral management and fees paid to BNY as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	AAF	BF	CBF	EMF	IBF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$50,622	$587,704	$644,550	$31,628	$244,814
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,042	$17,153	$10,615	$530	$7,647
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$41,920	$444,743	$556,067	$27,210	$181,071
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$42,962	$461,896	$566,682	$27,740	$188,718
Net income from securities lending activities	$7,660	$125,808	$77,868	$3,888	$56,096

Fund	IF	MCMF	SCMF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$146,509	$390,690	$198,171
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$717	$8,265	$8,245
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$140,525	$321,715	$129,396
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$141,242	$329,980	$137,641
Net income from securities lending activities	$5,267	$60,710	$60,530

The services provided by BNY as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions, including for proxies that the funds seek to vote; and arranging for return of loaned securities to the funds at loan termination.

MIMBF, MOF, NIMBF and NSMBF did not engage in any securities lending activity during the most recent fiscal year.

DISTRIBUTOR'S COMPENSATION

The following table lists the amounts paid by each fund to the Distributor under the fund's Shareholder Services Plan for services described in Part III of this SAI under "Shareholder Services Plan" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

AAF	Shareholder Services Plan	Investor shares	$25,871	N/A	N/A	$25,871

BF	Shareholder Services Plan	Investor shares	$22,389	N/A	N/A	$22,389

EMF	Shareholder Services Plan	Investor shares	$42,358	N/A	N/A	$42,358

IF	Shareholder Services Plan	Investor shares	$40,311	N/A	N/A	$40,311

MIMBF	Shareholder Services Plan	Investor shares	$19,122	N/A	N/A	$19,122

MCMF	Shareholder Services Plan	Investor shares	$257,561	N/A	N/A	$257,561

SCMF	Shareholder Services Plan	Investor shares	$60,796	N/A	N/A	$60,796

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held By Fund

AAF	Goldman Sachs & Co. LLC	$1,366,910
	J.P. Morgan Securities LLC	$3,331,593
	TD Securities (USA) LLC	$323,016
	HSBC Securities (USA) Inc.	$340,280

BF	HSBC Securities (USA) Inc.	$8,642,042
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$8,752,030
	Morgan Stanley & Co. LLC	$8,036,787
	Wells Fargo Securities, LLC	$8,783,058

CBF	Barclays Capital Inc.	$4,045,122
	Goldman Sachs & Co. LLC	$3,335,912
	J.P. Morgan Securities LLC	$3,596,416
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$3,543,570
	Morgan Stanley & Co. LLC	$3,637,963
	Wells Fargo Securities, LLC	$3,278,695

EMF	N/A	N/A

IBF	Barclays Capital Inc.	$32,819,649
	BMO Capital Markets Corp.	$3,093,564
	Goldman Sachs & Co. LLC	$3,539,411
	HSBC Securities (USA) Inc.	$3,114,579
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$4,651,438
	Wells Fargo Securities, LLC	$2,624,584

IF	HSBC Securities (USA) Inc.	$2,394,472

MIMBF	N/A	N/A

MCMF	Jefferies LLC	$5,100

MOF	N/A	N/A

NIMBF	N/A	N/A

NSMBF	N/A	N/A

SCMF	N/A	N/A

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which was paid to Affiliated Brokers,* were as follows:

Fund	2025 Fiscal Year	2024 Fiscal Year	2023 Fiscal Year

AAF	$10,695	$10,198	$18,234
BF	N/A	N/A	N/A
CBF	N/A	N/A	N/A
EMF	$177,187	$155,194	$504,401
IBF	N/A	N/A	N/A
IF	$261,782	$143,471	$240,786
MIMBF	N/A	$52	$425
MCMF	$404,330	$439,076	$512,065
MOF	$7,432	$5,830	$14,897
NIMBF	$323	$860	$4,209
NSMBF	N/A	N/A	N/A
SCMF	$367,157	$690,624	$578,963

N/A = Not Applicable

* Unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

AAF	Portfolio turnover increased in fiscal year 2023.
BF	N/A
CBF	N/A
EMF	Portfolio turnover rate increased in fiscal year 2023 and net assets declined.

IBF	N/A

IF	Portfolio turnover decreased in fiscal year 2024 and net assets declined due to redemptions.

MIMBF	N/A
MCMF	N/A
MOF	N/A
NIMBF	N/A

NSMBF	Portfolio turnover decreased in fiscal year 2024 and net assets declined due to redemptions.

SCMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

AAF	N/A	N/A
BF	N/A	N/A
CBF	N/A	N/A
EMF	N/A	N/A
IBF	N/A	N/A
IF	$286,945,207	$86,419
MIMBF	N/A	N/A
MCMF	$646,960,161	$159,174

Fund	Transactions	Related Commissions

MOF	N/A	N/A
NIMBF	N/A	N/A
NSMBF	N/A	N/A
SCMF	$338,099,507	$163,415

PORTFOLIO TURNOVER VARIATION

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

AAF	N/A
BF	N/A
CBF	N/A

EMF	Portfolio turnover decreased significantly in 2025 due to redemptions.

IBF	N/A
IF	N/A

MIMBF	Portfolio turnover decreased significantly in 2025 due to redemptions.

MCMF	N/A
MOF	N/A
NIMBF	N/A

NSMBF	N/A

SCMF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. Except for BNY Mellon Massachusetts Intermediate Municipal Bond Fund, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding. All information is as of December 2, 2025.

Fund	Class	Name and Address	Percent Owned

AAF	Class M	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

	Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	27.7378%

		Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	20.5367%

		SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	11.1438%

		National Financial Services LLC Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	10.2350%

		UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	7.8862%

BF	Class M	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.7722%

	Investor	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	23.8775%

		National Financial Services LLC Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	22.7610

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.0807%

Fund	Class	Name and Address	Percent Owned
		Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	10.1594%

		Charles Schwab & Company Inc. 211 Main St San Francisco, CA 94105	8.1121%

		Morgan Stanley Smith Barney LLC for the Exclusive Benefit of ITSA 2 Customers 1 New York Plz Fl 12 New York, NY 10004-1901	6.7213%

CBF	Class M	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	94.6497%

		MAC & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 152582	5.1600%

EMF	Class M	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	91.9385%

		MAC & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 152582	7.5214%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	27.2862%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	17.4526%

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	10.1571%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.6786%

		SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	5.2605%

Fund	Class	Name and Address	Percent Owned
IBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	94.3010%

		MAC & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 152582	5.4232%

IF	Class M	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	99.1364%

	Investor	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	25.9611%

		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	22.3678%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	18.2987%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.1426%

		UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6.1428%

MIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	98.3257%

	Investor	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	45.0844%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10.1239%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.8452%

Fund	Class	Name and Address	Percent Owned
		Pauline T. Jordan South Weymouth, MA	5.2774%

MCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	94.4176%

	Investor	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	24.8139%

		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	18.7557%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.8783%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.4231%

MOF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.6953%

NIMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.4859%

NSMBF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.9420%

SCMF	Class M	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	89.8687%

		BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	7.8332%

	Investor	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105	20.9300%

Fund	Class	Name and Address	Percent Owned
		National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	19.5066%

		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7763%

		SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.9077%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of BNYIA, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by BNYIA or its affiliates. Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA). Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests. These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Investments managers, including BNYIA, may sponsor and/or manage a fund in which a BNY affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY or its affiliates. In order to mitigate such conflicts, BNY has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY. In extraordinary circumstances and subject to certain conditions, BNY will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA).

PART II

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

BNY Mellon Asset Allocation Fund, or certain of the Underlying Funds in which each fund may invest, may invest in and utilize the investments and investment techniques indicated below.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓		✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓	✓
BNY Mellon Emerging Markets Fund	✓		✓

BNY Mellon Intermediate Bond Fund	✓		✓	✓		✓
BNY Mellon International Fund	✓		✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			✓			✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓	✓	✓			✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓ (up to 50% of its assets)	✓
BNY Mellon National Intermediate Municipal Bond Fund			✓			✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon National Short-Term Municipal Bond Fund			✓			✓

BNY Mellon Small Cap Multi-Strategy Fund	✓	✓	✓	✓		✓

1 Except as otherwise noted, includes common and preferred stock, convertible securities and warrants. For BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Intermediate Bond Fund, includes preferred stock and convertible securities. For BNY Mellon Emerging Markets Fund, includes common, preferred stock and convertible securities. For BNY Mellon Municipal Opportunities Fund, includes convertible securities. BNY Mellon Municipal Opportunities Fund also may invest in synthetic convertible securities.

2 For BNY Mellon Emerging Markets Fund and BNY Mellon International Fund, see "Money Market Instruments" below.
BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund may purchase taxable investments, including U.S. Government Securities, as described under "Money Market Instruments" below and as otherwise described below.

3 BNY Mellon Corporate Bond Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade or the unrated equivalent as determined by Adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by Adviser) in the case of mortgage-related and asset-backed securities.
BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund each invest only in municipal and taxable bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by Adviser. If a security is downgraded below investment grade after purchase, the fund is not required to dispose of it.

Fund	Variable and Floating Rate Securities	Loans[4]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations	MLPs
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓[5]	✓[5]
BNY Mellon Emerging Markets Fund						✓
BNY Mellon Intermediate Bond Fund	✓		✓	✓

Fund	Variable and Floating Rate Securities	Loans[4]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations	MLPs
BNY Mellon International Fund						✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Mid Cap Multi-Strategy Fund	✓		✓	✓		✓
BNY Mellon Municipal Opportunities Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon National Short-Term Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Small Cap Multi-Strategy Fund	✓		✓	✓		✓

4 For BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund, tax-exempt participation interests only.

5 Mortgage-related and asset-backed securities in which the fund invests must be rated at least Ba- by Moody's or BB- by S&P or Fitch or the unrated equivalent as determined by Adviser.

Fund	Municipal Securities[6]	REITs	Money Market Instruments[7]	Foreign Securities[8]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓		✓	✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓		✓
BNY Mellon Emerging Markets Fund		✓	✓	✓	✓	✓	✓[9]

Fund	Municipal Securities[6]	REITs	Money Market Instruments[7]	Foreign Securities[8]	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Intermediate Bond Fund	✓		✓	✓	✓
BNY Mellon International Fund		✓	✓	✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓		✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓[10]	✓	✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓			✓
BNY Mellon National Intermediate Municipal Bond Fund	✓		✓
BNY Mellon National Short-Term Municipal Bond Fund	✓		✓
BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓	✓	✓

6 BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund each normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities and may invest up to 10% of the value of its net assets in tender option bonds.

 BNY Mellon Municipal Opportunities Fund may invest, to a limited extent, in certain municipal securities that are taxable obligations, which offer yields comparable to, and in some cases greater than, the yields available on other permissible fund investments.

7 Money market instruments consist of high quality, short-term debt obligations, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For all funds, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. The commercial paper purchased by a fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch (Prime-3, A-3 or F3 for BNY Mellon Corporate Bond Fund only); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or AA- by S&P or by Fitch (Baa or BBB- for BNY Mellon Corporate Bond Fund only); or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

8 BNY Mellon Small Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging markets. BNY Mellon Mid Cap Multi-Strategy Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those in emerging market countries.

9 Sovereign debt obligations only.

10 Publicly-traded REITs only.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Futures Transactions[11]	Options Transactions[12]

BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund	✓	✓		✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓
BNY Mellon Emerging Markets Fund		✓	✓	✓	✓

BNY Mellon Intermediate Bond Fund	✓	✓		✓	✓
BNY Mellon International Fund		✓	✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund		✓		✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund		✓	✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund		✓		✓	✓
BNY Mellon National Short-Term Municipal Bond Fund		✓		✓	✓

BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓

11 Except for BNY Mellon Corporate Bond Fund, the fund may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

12 Each fund may purchase and write both put and call options that are listed on a national securities or commodities exchange or traded in the over-the-counter market for which there appears to be a liquid secondary market (BNY Mellon Corporate Bond Fund may enter into over-the-counter options for hedging purposes only.) None of the funds may write a "naked" (uncovered) call option on a security—all written call options on securities must be covered. The premiums paid to purchase put or call options that are traded on a national exchange will not exceed 5% of a fund's net assets.

Fund	Swap Transactions[13]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts

BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓	✓

BNY Mellon Bond Fund	✓			✓

BNY Mellon Corporate Bond Fund	✓
BNY Mellon Emerging Markets Fund	✓				✓

BNY Mellon Intermediate Bond Fund	✓
BNY Mellon International Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	✓					✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓				✓
BNY Mellon Municipal Opportunities Fund	✓					✓
BNY Mellon National Intermediate Municipal Bond Fund	✓					✓
BNY Mellon National Short-Term Municipal Bond Fund	✓					✓

BNY Mellon Small Cap Multi-Strategy Fund	✓				✓

13 BNY Mellon Corporate Bond Fund will enter into swap transactions only for hedging purposes and only when the Adviser believes it would be in the best interests of the fund's shareholders to do so.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[14]	Lending Portfolio Securities	Borrowing Money[15]
BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓

BNY Mellon Bond Fund	✓			✓	✓
BNY Mellon Corporate Bond Fund	✓		✓	✓	✓
BNY Mellon Emerging Markets Fund	✓		✓	✓	✓

BNY Mellon Intermediate Bond Fund	✓			✓	✓
BNY Mellon International Fund	✓		✓	✓	✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund				✓	✓
BNY Mellon Mid Cap Multi-Strategy Fund	✓			✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund				✓	✓
BNY Mellon National Short-Term Municipal Bond Fund				✓	✓

BNY Mellon Small Cap Multi-Strategy Fund	✓			✓	✓

14 Except for BNY Mellon Corporate Bond Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 BNY Mellon Corporate Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

15 Each fund, except BNY Mellon Municipal Opportunities Fund, currently intends to borrow money only for temporary or emergency (not leveraging) purposes.

Fund	Borrowing Money for Leverage	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Investments

BNY Mellon Asset Allocation Fund	✓	✓	✓	✓	✓
BNY Mellon Bond Fund			✓	✓	✓
BNY Mellon Corporate Bond Fund	✓	✓	✓	✓	✓
BNY Mellon Emerging Markets Fund			✓		✓

BNY Mellon Intermediate Bond Fund			✓	✓	✓
BNY Mellon International Fund			✓		✓
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			✓		✓
BNY Mellon Mid Cap Multi-Strategy Fund		✓	✓	✓	✓
BNY Mellon Municipal Opportunities Fund	✓		✓	✓	✓
BNY Mellon National Intermediate Municipal Bond Fund			✓		✓
BNY Mellon National Short-Term Municipal Bond Fund			✓		✓

BNY Mellon Small Cap Multi-Strategy Fund		✓	✓	✓	✓

The SEC adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the 1940 Act. The rule defines "derivatives transactions" as (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument ("derivatives instrument"), under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) investment in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, unless (a) the fund intends to physically settle the transaction and (b) the transaction will settle within 35 days of its trade date; (iii) any short sale borrowing; and (iv) any reverse repurchase agreement or similar financing transactions if a fund relies on Rule 18f-4(d)(1)(ii) and therefore is required to treat its reverse repurchase agreements and similar financing transactions as derivatives transactions. Funds that use derivatives, other than "limited" derivatives users, must comply with one of two value-at-risk ("VaR") based limits on fund leverage: (1) a default test based on relative VaR (i.e., 200% of the VaR of the fund's designated reference portfolio, which either may be an index that meets certain requirements, or the fund's own securities portfolio (excluding derivatives transactions); or (2) if applicable, an exception to the default test based on absolute VaR (i.e., 20% of the value of the fund's net assets). The rule also requires funds that use derivatives, other than "limited" derivatives users, to adopt and implement a written derivatives risk management program (a "DRM Program") administered by a board-approved derivatives risk manager (a "DRM"). The DRM Program must include the following elements: (1) the identification and assessment of derivatives risks; (2) the establishment, maintenance, and enforcement of investment, risk management or related guidelines that provide for quantitative or otherwise measurable criteria, metrics or thresholds related to the derivatives risks; (3) stress testing of the derivatives risks; (4) backtesting of the VaR calculation model; (5) internal reporting and escalation of certain matters to the fund's portfolio management team and board; and (6) periodic review by the DRM. A fund that is a "limited" derivatives user is not required to adopt a DRM Program or otherwise comply with a VaR test if it adopts and implements policies and procedures reasonably designed to manage the fund's derivatives risks. A fund will qualify as a "limited" derivatives user if its derivative exposure does not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency and interest rate risks. The rule defines the term "derivatives exposure" to mean the sum of: (1) the gross notional amounts of a fund's derivatives transactions and (2) in the case of short sale borrowings, the value of any asset sold short. Derivatives instruments that do not involve future payment obligations—and therefore are not a "derivatives transaction" under the rule—are not included in a fund's derivatives exposure.

The Trust's board has appointed a DRM and the Trust has adopted a DRM Program with respect to BNY Mellon Municipal Opportunities Fund. BNY Mellon Emerging Markets Fund, BNY Mellon International Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund have been deemed to be "limited" derivatives users and the Trust has adopted and implemented policies and procedures reasonably designed to manage the funds' derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

BNY Mellon Emerging Markets Fund. The fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stocks of companies organized, or with a majority of assets or business in, emerging market countries. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets Index. As of November 30, 2023, the MSCI Emerging Markets Index consisted of the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund anticipates being as fully invested as practicable in Municipal Bonds. Although each fund's goal is to provide income exempt from federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to federal income taxes.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund. The fund anticipates being as fully invested as practicable in Massachusetts Municipal Bonds. Although the fund's goal is to provide income exempt from federal and Massachusetts personal income taxes, it may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest from which is exempt from federal, but not

Massachusetts, personal income taxes. The fund also may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to federal or Massachusetts personal income taxes or both.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the fund's shareholders to do so. Situations in which a fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A fund may temporarily invest more than 20% of its net assets in federally taxable obligations to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Bonds. Under such circumstances, a fund may invest in money market obligations as described in the chart above.

BNY Mellon Municipal Opportunities Fund. The fund may invest up to 50% of the value of its net assets in obligations the interest on which is an item of tax preference for purposes of the AMT. The fund may invest under normal conditions up to 20% of its net assets in taxable obligations, including non-U.S. dollar denominated foreign debt securities such as Brady bonds and sovereign debt obligations. In addition, the fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing the fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund. Each fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the AMT. Each fund may invest under normal conditions up to 20% of its net assets in taxable obligations. In addition, each fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each fund, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). For purposes of the 1940 Act, a "majority" of the outstanding voting securities currently means the lesser of (i) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the fund. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, BNY Mellon Corporate Bond Fund may not, except as described below, and each other fund may not, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors:

1. Borrowing; Senior Securities

All funds except BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

BNY Mellon Corporate Bond Fund. Borrow money or issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets.) For purposes of this restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

2. Commodities

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Corporate Bond Fund. Purchase or sell physical commodities or contracts related to physical commodities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from entering into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

3. Issuer Diversification

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

BNY Mellon Corporate Bond Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration

All funds. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.) For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

5. Loans

All funds except BNY Mellon Corporate Bond Fund. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Corporate Bond Fund. Make loans or lend securities, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. (The 1940 Act currently limits such loans to no more than 33-1/3% of the value of the fund's total assets.) Any loans of portfolio securities will be made according to guidelines established by the SEC and the board. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the fund.

6. Real Estate

All funds except BNY Mellon Corporate Bond Fund. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

BNY Mellon Corporate Bond Fund. Purchase or sell real estate, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. This restriction shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein.

7. Underwriting

All funds except BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.
BNY Mellon Corporate Bond Fund. Underwrite securities issued by any other person, except to the extent the fund may be deemed an underwriter under the 1933 Act by virtue of purchasing or disposing of portfolio securities and as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Margin

All funds except BNY Mellon Corporate Bond Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

BNY Mellon Corporate Bond Fund. Purchase securities on margin, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction. The use of short-term credit necessary for clearance of purchases and sales of portfolio securities, and effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction. In addition, the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments.

2. Purchase Securities of Other Investment Companies

All funds except BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Corporate Bond Fund. Invest in securities of other investment companies, except as permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction.

3. Illiquid Investments

All funds. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act, securities which may be resold under Rule 144A under the Securities Act and municipal lease obligations and participations therein, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

4. Short Sales

All funds except BNY Mellon Corporate Bond Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon Municipal Opportunities Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

5. Borrowings

All funds. Purchase any security while borrowings representing more than 5% of such fund's total assets are outstanding.

For purposes of issuer diversification, each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund, with respect to 75% of its total assets, will not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, with respect to the funds' policies pertaining to purchasing illiquid investments, if a fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

Each fund, except BNY Mellon Asset Allocation Fund, has adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus(es) and a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The following chart indicates, for each fund, whether the fund is diversified or non-diversified.

Fund	Classification as Diversified or Non-Diversified

BNY Mellon Asset Allocation Fund	Diversified
BNY Mellon Bond Fund	Diversified
BNY Mellon Corporate Bond Fund	Diversified
BNY Mellon Emerging Markets Fund	Diversified

BNY Mellon Intermediate Bond Fund	Diversified
BNY Mellon International Fund	Diversified
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Diversified
BNY Mellon Mid Cap Multi-Strategy Fund	Diversified
BNY Mellon Municipal Opportunities Fund	Diversified
BNY Mellon National Intermediate Municipal Bond Fund	Diversified
BNY Mellon National Short-Term Municipal Bond Fund	Diversified

BNY Mellon Small Cap Multi-Strategy Fund	Diversified

Names.

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	Investment	Fundamental Policy?

BNY Mellon Bond Fund BNY Mellon Intermediate Bond Fund	Bonds	No
BNY Mellon Corporate Bond Fund	Corporate bonds*	No
BNY Mellon Emerging Markets Fund	Equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets	No

BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Massachusetts Municipal Obligations	Yes
BNY Mellon Mid Cap Multi-Strategy Fund	Equity securities of mid cap companies	No
BNY Mellon National Intermediate Municipal Bond Fund BNY Mellon National Short-Term Municipal Bond Fund BNY Mellon Municipal Opportunities Fund	Municipal Obligations	Yes

BNY Mellon Small Cap Multi-Strategy Fund	Equity securities of small cap companies	No

*Does not include foreign corporate bonds denominated in foreign currencies.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

BNY Mellon Funds Trust is an open-end management investment company. The funds are series of BNY Mellon Funds Trust, and investments are made through, and shareholders invest in, the funds. References in this SAI to a "fund" generally refer to the series of BNY Mellon Funds Trust. BNY Mellon Funds Trust was organized as a Massachusetts business trust on April 14, 2000.

ADMINISTRATION AGREEMENT

The Bank of New York Mellon serves as administrator for the funds pursuant to an Administration Agreement with the BNY Mellon Funds Trust. Pursuant to the Administration Agreement, The Bank of New York Mellon supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services for Investor shares and Class M shares (other than fees and expenses of the transfer agent associated with cash management and related services); calculates the net asset value of fund shares; and generally assists in supervising all aspects of fund operations (except investment management). No administration fee is applied to assets held by Funds of Funds which are invested in shares of Underlying Funds or, with respect to BNY Mellon Asset Allocation Fund, cash or money market instruments. The Bank of New York Mellon has entered into a Sub-Administration Agreement with BNYIA pursuant to which The Bank of New York Mellon pays BNYIA for performing certain of these administrative services. The funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the BNY Mellon Funds Trust in the aggregate:

Total Assets	Annual Fee
$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, Suite 2000, New York, New York 10017, serves as counsel to the Independent Board Members.

KPMG LLP, Two Manhattan West, New York, New York 10001, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state (the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. The information provided below regarding the State or State issuers is subject to change, potentially quickly and substantially and without notice. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

Massachusetts

General Information

COVID-19 Matters

The COVID-19 pandemic and the numerous measures taken in response to it by international, federal, state and local governments, as well as private businesses and organizations, continue to have impacts on the global, national and state economies. The extent of any lasting impacts on and within the Commonwealth is still unknown.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. For cash flow needs, the State Treasurer has historically issued revenue anticipation notes (RANs). All RANs, including those issued as commercial paper, must be repaid by the end of the fiscal year in which they are issued. The state currently has liquidity support through a $500 million line of credit. As of August 31, 2025, there were no RANs outstanding and the State Treasurer does not anticipate issuing RANs in Fiscal Year 2026.

On May 11, 2020, the Commonwealth obtained a line of credit in the aggregate principal amount of $1.75 billion from a syndicate of banks, which line of credit is available to be drawn on for cash flow purposes. As of February 17, 2021, the line of credit was reduced to the amount of $500 million. In addition, the maturity of the line was extended to May 1, 2026. As of August 31, 2025, no amount was outstanding under the line of credit.

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. Effective January 1, 2023, an amendment to the Massachusetts constitution, approved by the voters in November 2022 through a ballot initiative process, became effective which imposes an increase in the personal income tax rate by 4.0% on income above $1 million, to be adjusted annually to reflect cost of living adjustments.

Fiscal Year 2026. The Fiscal Year 2026 budget was approved by the Governor on July 24, 2025. It provides for approximately $58 billion in authorized spending, a 0.4% decrease below revised estimated spending for Fiscal Year 2025,excluding projected transfers to the Medical Assistance Trust Fund. In signing the budget, the Governor also vetoed $130 million in gross spending. The Fiscal Year 2026 budget is approximately 4.1% greater than the Fiscal Year 2025 enacted budget at the time of the Governor’s approval. The Fiscal Year 2026 budget as approved by the Governor incorporates a $41.662 billion tax revenue forecast, which reflects the consensus tax revenue estimate or $43.164 billion, including the $2.4 billion estimate of revenue from the 4% surtax on personal income above $1 million (adjusted annually for inflation). On June 24, 2025, the Governor also approved a supplemental budget allocating $1.32 billion Fiscal Years 2023 and 2024 surplus income surtax revenue to support an additional $758.8 million in transportation investments and $561.4 million in support of education programs, available for expenditure through Fiscal Year 2028.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth General Fund, the Commonwealth Transportation Fund and other budgeted operating funds. In Fiscal Year 2025, on a statutory basis, approximately 64.9% of the Commonwealth's budgeted operating revenues and other financing sources were derived from state taxes. In addition, in Fiscal Year 2025, the federal government provided approximately 23.1% of such revenues, with the remaining 14.0% provided from departmental revenues and transfers from non-budgeted funds.

Fiscal Year 2025. The Fiscal Year 2025 tax revenue increase of approximately $2.951 billion, or 7.2% from Fiscal Year 2024, is attributable to an increase of approximately $1.089 billion, or 6.1%, in withholding collections, an increase of approximately $842 million, or 21.5%, in income tax estimated payments, an increase of approximately $770 million, or 15.4%, in income tax payments with returns or bills, an increase of approximately $317 million, or 3.4% in sales and use tax collections, and an increase of approximately $201 million, or 8.0%, in all other taxes, offset by an increase of approximately $106 million, or 3.8%, in income tax cash refunds and a decrease of approximately $163 million, or 3.4% in corporate and business tax collections. Approximately $58.3 million one-time tax-related settlements or judgements exceeding $10 million each were received during Fiscal Year 2025. Excluding one-time tax-related settlements or judgments exceeding $10 million each, Fiscal Year 2025 tax collections were approximately $2.098 billion, or 5.0%, more than the Fiscal Year 2025 benchmark of $41.607 billion.

Fiscal Year 2026. The Fiscal Year 2026 year-to-date tax revenue increase of approximately $255 million, or 2.6%, through September 30, 2025, from the same period in Fiscal Year 2025, is attributable to an increase of approximately $245 million, or 5.7%, in withholding collections, an increase of approximately $151 million, or 12.7% in income tax estimated payments, a decrease of approximately $17 million, or 9.4% in income tax cash refunds, and an increase of approximately $80 million, or 12.2% in all other taxes, offset by a decrease of approximately $10 million, or 3.2%, in income tax payments with returns or bills, a decrease of approximately $12 million, or 0.5%, in sales and use tax collections, and a decrease of approximately $217 million, or 20.1%, in corporate and business tax collections.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families. The amount of federal reimbursements to be received is determined by state expenditures for these programs. Budgeted fund federal reimbursements were $15.779 billion in Fiscal Year 2022, and are estimated to be $15.604 billion in Fiscal Year 2025, and are projected to be $16.128 billion in Fiscal Year 2026. Departmental and other non-tax revenues are derived from a large number of sources, including but not limited to fees and assessments for services, licenses, and reimbursements. For Fiscal Year 2025, budgeted fund departmental and other non-tax revenues were $6.473 billion. Budgeted fund departmental and other non-tax revenues are estimated to be $6.414 billion in Fiscal Year 2026.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.292 billion and $1.206 billion in Fiscal Years 2024 and 2025, respectively.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in entering into a master settlement agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which equals more than $8.962 billion through Fiscal Year 2024, subject to adjustments, reductions and offsets. However, since Fiscal Year 2006 certain amounts have been withheld from each year's payments by tobacco manufacturers who claim that because of certain developments they are entitled to reduce such payments under the master settlement agreement. Since Fiscal Year 2000, the Commonwealth has received $7.355 billion in payments, including $245.6 million in Fiscal Year 2021, $247.1 million in Fiscal Year 2022, $256.8 million in Fiscal Year 2023, $185.9 million in Fiscal Year 2024 and $874.7 million in Fiscal Year 2025. The

Commonwealth disputed the tobacco manufacturers' right to reduced payments and on August 1, 2024, reached settlement with respect to seven of the disputed years (2005 through 2011) pursuant to which the Commonwealth received an additional $600 million in Fiscal Year 2025 as part of this settlement. This amount represents both a settlement of the 2005-2011 disputes as well as the release of other amounts from a disputed payment account.

From Fiscal Years 2003 through 2012, all payments received by the Commonwealth pursuant to the master settlement agreement were deposited in the Commonwealth General Fund. Since Fiscal Year 2012, state law has stipulated that a portion of annual tobacco settlement revenues be deposited into the State Retiree Benefits Trust Fund.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment exceeding $10 million is to be deposited in the Stabilization Fund to the extent that the total of all such settlements and judgments in a fiscal year exceeds the average of such total for the five preceding fiscal years. The amount of such one-time settlements and judgments totaled approximately $42.0 million in Fiscal Year 2020, $43.9 million in Fiscal Year 2021, $41.6 million in Fiscal Year 2022, $116.7 million in Fiscal Year 2023, $111.0 million in Fiscal Year 2024 and $249.3 million in Fiscal Year 2025.

Gaming. On November 22, 2011 the Governor approved legislation that authorize the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent state Gaming Commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. The legislation also provided that licensing fees collected by the Gaming Commission are to be applied to a variety of one-time state and local purposes, and gaming tax revenues received by the Commonwealth are to be applied to various funds as set forth in the legislation. The legislation stipulates that initial licensing fees, which are set by the Gaming Commission, must be at least $85 million per casino (Category 1 license) and $25 million for the slot facility (Category 2 license).

The Gaming Commission has awarded Category 1 licensee in two of the three regions and one Category 2 slots facility license. The Region C Category 1 gaming license has not been awarded and the Gaming Commission is considering next steps. As of August 31, 2025, there are three Category 1 sports wagering licensees and seven Category 3 sports wagering licensees operating in Massachusetts.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Fiscal Year 2026 budget provides $8.269 billion of state-funded direct and indirect local aid to municipalities.

A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of "foundation" spending per public education pupil. The Fiscal Year 2026 budget includes state funding for so-called "Chapter 70" public education aid of $6.895 billion. The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The Fiscal Year 2026 budget provides for $1.323 billion in unrestricted general government aid.

Medicaid. Many of the Commonwealth's healthcare programs and expenditures are governed by the federal Affordable Care Act (ACA), which has been and continues to be the subject of certain legal challenges. In December 2017, Congress eliminated the financial penalty under the ACA's individual shared provision, otherwise known as the individual mandate. Since the initial enactment of the ACA, Congress has enacted multiple pieces of legislation that both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. While it is not possible to predict with any certainty whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such actions could have a material adverse effect on the Commonwealth's healthcare programs and expenditures.

MassHealth. The Commonwealth's Medicaid program, MassHealth, provides health care to over two million low-income children and families, low-income adults, disabled individuals and low-income elderly. The program, administered by the Office of Medicaid within the Executive Office of Health & Human Services, receives federal reimbursement on most of its expenditures. The Children's Health Insurance Program (CHIP) is currently authorized through federal Fiscal Year 2029. For Massachusetts, the CHIP matching rate was reduced to 76.5% in federal Fiscal Year 2020 and was further reduced to 65% for federal Fiscal Year 2021 and beyond. Under the ACA, beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on the new adult group (generally childless adults with incomes under 133% of the federal poverty limit). The federal reimbursement rate for this group was 90% for calendar year 2020 and beyond.

Projected Fiscal Year 2026 spending includes $23.8 billion in funding for non-administrative spending for the MassHealth program. The $23.8 billion includes $23.0 billion in programmatic spending. The $23.8 billion also includes approximately $855.7 million to support supplemental payments to providers. The reported spending levels do not include estimated spending from the American Rescue Plan Home and Community-Based Services (HCBS) reserve.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (Health Connector). The Health Connector and its programs are supported by the Commonwealth Care Trust Fund (CCTF). The Health Connector administers the Commonwealth's Health Insurance Marketplace under the ACA. The Fiscal Year 2026 budget for the Health Connector reflects $432.8 million in gross spending from the CCTF. Net of federal revenue, Fiscal Year 2026 expenditures are estimated to be $264.1 million, an increase of $45.5 million compared to Fiscal Year 2025.

Section 1115 of the Social Security Act gives the U.S. Secretary of Health and Human Services authority to waive provisions of major health and welfare programs, including certain Medicaid requirements, and to allow a state to use federal Medicaid funds in ways that are not otherwise allowed under federal rules. The Commonwealth's 1115 waiver was renewed on September 28, 2022. This waiver extension, authorized from October 1, 2022 through December 31, 2027, is a $67.2 billion agreement that continues the progress of the prior 1115 Demonstration in restructuring the MassHealth program, while making improvements based on experience with the program.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health and the Department of Mental Health. Its goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine what individuals and families can live and work in their communities self-sufficiently and safely.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth is required under state law to provide certain health care and life insurance benefits for retired employees of the Commonwealth and certain other governmental agencies. Pension benefits for state employees are administered by the State Retirement Board, and pension benefits for teachers are administered by the Massachusetts Teachers' Retirement Board. Investment of the assets of the state employees' and Massachusetts teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. With very few exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The most recent funding schedule for payments into the Commonwealth's Pension Liability Fund was filed by the Secretary of Administration on January 13, 2023. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2022, an annual rate of return on assets of 7.0%, and appropriation increases of 9.63% per year through Fiscal Year 2028 with the remaining unfunded actually liability on a 4% annual increasing basis thereafter until Fiscal Year 2036 (four years before the statutory requirement). The funding schedule also fully amortizes by Fiscal Year 2027 the liabilities attributable to the early retirement incentive program approved by the Governor on May 4, 2015.

Pursuant to Chapter 32 of the Massachusetts General Laws, an actuarial valuation of each retirement system is required to be conducted biennially. The most recent valuation report for the Commonwealth's total pension obligation as of January 1, 2025 has not been finalized. On a preliminary basis, the unfunded actuarial accrued liability for the Commonwealth's total pension obligation as of January 1, 2025, based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2024, was approximately $40.465 billion, including approximately $13.790 billion for the Massachusetts State Employees' Retirement System (MSERS), $24.252 billion for the Massachusetts Teachers' Retirement System (MTRS), $2.358 billion for Boston teachers that are members of the Boston Retirement System, and $64.8 million for cost-of-living increases reimbursable to local systems. The estimated total actuarial accrued liability as of January 1, 2025 is approximately $124.030 billion (comprising $52.799 billion for MSERS, $66.149 billion for MTRS, $5.017 billion for Boston teachers and $64.8 million for cost-of-living increases reimbursable to local systems). Total assets are estimated to be valued on an actuarial basis at approximately $83.564 billion based on a five-year average valuation method (comprising $39.008 billion for MSERS, $41.897 billion for MTRS and $2.660 billion for Boston teachers), which equaled 100.4% of the December 31, 2024 total asset market value. These estimates are preliminary and subject to change.

The January 1, 2025 valuation report anticipates using a 7.0% investment return assumption, the same assumption used in the January 1, 2024 valuation. The investment return assumption had previously decreased consistently from 8.25% as of January 1, 2012 to 7.0% as of January 1, 2021.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education for the state universities and community colleges, while the University of Massachusetts board of trustees has the authority to set and retain tuition for its campuses. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education.

Capital Spending

The Executive Office for Administration and Finance maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. Actual capital spending is subject to variance from budget due to the nature of capital projects and the programs comprising the plan, and actual needs. On June 30, 2025, the Governor announced the five-year capital investment plan for Fiscal Years 2026-2030, with an administrative bond cap of $3.227 billion for Fiscal Year 2026. This represents a 3.5% increase over the administrative bond cap recommendation in Fiscal Year 2025.

Massachusetts Bay Transportation Authority (MBTA). The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the revenues raised by the Commonwealth's sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000, and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of March 14, 2025, all remaining outstanding prior bonds have been economically defeased from funds provided by the Commonwealth.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of August 31, 2025, the Commonwealth had $30.2 billion in general obligation bonds outstanding, of which $29.9 billion, or 99.2% was fixed rate debt and $242.9 million, or 0.8% was variable rate debt. As of August 31, 2025, $26.3 billion, or 87.1%, of the Commonwealth's general obligation debt was tax-exempt and $3.9 billion, or 12.9%, was taxable.

The Commonwealth’s outstanding general obligation variable rate debt as of August 31, 2025, consists of a $100.0 million direct purchase agreement indexed to SIFMA and college opportunity bonds (COBs). The outstanding $142.9 million of COBs ($73.0 million of original principal and including a discount equal to $70.0 million) were sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%. On September 11, 2025, the Commonwealth issued Massachusetts General Obligation Bonds, Consolidated Loan of 2025, College Opportunity Bonds, Series A in the principle amount of $5.4 million; the debt service on the aforementioned bonds and the impact of the refunding is not reflected in the numbers described herein.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes (BANs). Fixed-rate RANs may be issued by the State Treasurer annually in anticipation of revenue receipts for the same fiscal year. BANs may be issued by the State Treasurer in anticipation of the issuance bonds, including, in some circumstances, special obligation bonds. As of August 31, 2025, the Commonwealth did not have any RANs outstanding. The Commonwealth does not anticipate issuing RANs for Fiscal Year 2026.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund ("CTF") (formerly the Highway Fund). Revenues that are accounted to the CTF are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicle fees. In addition, a portion of the Commonwealth's receipts from the sales tax is dedicated to the CTF as is the underground storage tank petroleum cleanup fee to the extent it exceeds $30 million; none of the sales tax receipts or Commonwealth General Fund transfers has been pledged to secure Commonwealth special obligation bonds. As of August 31, 2025, the Commonwealth has financed $3.2 billion of projects for the Accelerated Bridge Program with $2.1 billion from CTF Bonds and $1.1 billion from GANs.

The Commonwealth has issued bonds in the form of Build America Bonds (BABs) and as Recovery Zone Economic Development Bonds (RZEDBs). The Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. From October 1, 2020 through September 30, 2030, the sequestration reduction rate has been set at 5.7% unless a law is enacted that modifies or amends the rate, at which such time the sequestration reduction rate may be subject to change. As of August 31, 2025, $1.7 billion of the Commonwealth's outstanding general obligation debt was comprised of BABs, $376.1 million of the outstanding CTF Bonds consisted of BABs, and $156.4 million of the outstanding CTF Bonds consisted of RZEDBs.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). As of August 31, 2025, the only bonds outstanding pursuant to such authorization are certain special obligation bonds issued in 2005 (Series 2005 Bonds) currently outstanding in the amount of $366.6 million. The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. As of August 31, 2025, the balance of the trustee-held

Convention Center Revenue Fund available for debt services was $491.8 million and, retained earnings in the Convention Center Fund was $695.7 million. The trust agreement for the Series 2005 Bonds requires a capital reserve fund to be maintained at an amount equal to the lesser of 10% of outstanding principal amounts of the bonds, 125% of average annual debt services or maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). As of August 31, 2025, the balance of the capital reserve fund was $53.6 million.

Federal Grant Anticipation Notes. In 2008, the Commonwealth was authorized to issue an additional $1.1 billion of GANs secured by future federal funds to fund a portion of ABP. The Commonwealth expects to pay interest on the notes supporting the ABP from state appropriation. As of August 31, 2025, $95.6 million of GANs were outstanding.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Commonwealth's Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services. From time to time, actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Marsters et al v. Healy et all (Formerly, Simmons et al v. Baker et al.). In October 2022, Massachusetts Senior Action Council and seven individuals who are residents of various nursing facilities sued the Governor, the Executive Office of Health and Human Services, the Executive Office of Elder Affairs, and the Executive Office for Administration and Finance. The plaintiffs claimed that they and a putative class of approximately 22,000 individuals with disabilities were unduly segregated in nursing facilities in violation of the Americans with Disabilities Act ("ADA") and that they are entitled to, among other things, the receipt of services, including housing and other residential supports, in integrated community-based settings and as an alternative to nursing facility care. The plaintiffs further asserted claims related to federal Pre-Admission Screening and Resident Review requirements and assert that individuals with serious mental illness are being unnecessarily admitted to nursing facilities rather than being served in community-based settings. Plaintiffs asserted claims under the ADA, the federal Rehabilitation Act, and the Medicaid Act; and were seeking declaratory and injunctive relief. The Commonwealth filed its answer in January 2023. The District Court has not yet made a determination as to the certification of a class. Through mediation, the parties agreed to settlement terms in February 2024. The settlement agreement has an 8-year term. The Commonwealth may seek an early exit from the settlement if it achieves the required transitions sooner. The estimated cost of the settlement is $1.3 billion over eight years.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the Center for Medicare and Medicaid Services (CMS)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net (HSN) Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. The Commonwealth believes that the assessments on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund, are within the federal law pertaining to health care related taxes, but nevertheless sought federal waivers for the assessments as instructed by CMS. In 2017, a change in state law was made to the hospital assessment making a federal waiver for the hospital assessment unnecessary. In 2022, the hospital assessment was restructured pursuant to another change in state law and is currently operating under an approved federal waiver. Additionally, effective January 1, 2025, the surcharge payer assessment was repealed and replaced with a managed care organization services assessment, which was approved under a federal waiver. The Commonwealth collected an estimated $6.234 billion in acute hospital assessments between 1990 the end of the Health Safety Net fiscal year 2017, and collected an estimated $4.052 billion in surcharge payments between 1998 and June 30, 2025. Effective January 1, 2025, the Health Safety Net Trust Fund has all necessary federal approvals for its managed care organization assessment.

In re: Centers for Medicare and Medicaid Services: Disallowance Number MA/2018/001/MAP. On November 20, 2018, CMS issued to the Commonwealth a notice of disallowance in the amount of $70.9 million in federal financial participation ("FFP") for expenditures between March 31, 2014 and December 31, 2016 related to MassHealth's Primary Care Payment Reform Initiative. EOHHS responded to the disallowance letter by requesting reconsideration, which CMS denied on March 15, 2019. Oral argument occurred in October 2020. On July 30, 2021, CMS apprised DAB that CMS is not willing to consider reviewing disallowed claims. EOHHS responded that CMS' unwillingness to consider reviewing the disallowed claims is arbitrary, capricious, and an abuse of discretion. On February 2, 2024, DAB issued an “Order to Develop Record,” which recited background facts of the case but did not reach a determination. Rather, DAB’s Order required the parties to file responses to a set of questions and provide additional documents in the record. In lieu of responding to the DAB Order, the parties agreed to voluntary mediation which ended without successful resolution. Following mediation, the parties reengaged in direct settlement discussions and have reached an agreement in principle to settle the dispute. The specifics of the settlement agreement are being finalized. In the event the settlement is not finalized, the parties will submit their filings in response to the Order and DAB will issue a ruling. Decisions by DAB regarding Medicaid disputes between CMS and the states regarding FFP are the final decision of Health and Human Services. A final negative decision would be appealable to the federal district court.

Taxes and Other Revenues.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. These matters arise under the Tobacco Master Settlement Agreement (MSA), entered into in 1998. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPM") adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Under the MSA, a nationally recognized economic firm must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes.

The PMs are seeking to reduce the MSA payments they made to the states for sales in 2005-2021. A determination has been made that the PMs suffered a market share loss in each of these years and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to such market share loss. The PMs notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2005-2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. On August 1, 2024, the Commonwealth and the PMSs reached settlement with respect to seven of the disputed years (2005 through 2011) pursuant to which the Commonwealth received approximately $696.11 million in April 2025 as part of this settlement. This money represents both a settlement of the 20025-2011 disputes as well as the release of other amounts from a disputed payment account. Additionally, the settlement agreement contemplates other remaining NPM Adjustment disputes being resolved more effectively and additional annual payments in future years.

Gaming.

Mashpee Wampanoag tribe. In March 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort in the third region (Region C), based upon the assumed power of the U.S. Secretary of the Interior to take land into trust for the tribe. After several years of litigation, the Department of the Interior's decision in 2021 to retain the land in the trust as the Tribe's reservation was upheld, permitting the tribe to move forward with its plans.

FBT Everett Realty, LLC v. Massachusetts Gaming Commission v. Wynn MA, LLC. On November 14, 2016, the Gaming Commission was sued for tortious interference with respect to the plaintiff’s agreement to sell property to the licensee for the Region A Category 1 facility. The plaintiff requested damages as determined at trial. On May 14, 2018, the Superior Court granted the Gaming Commission's motion to dismiss two of the three claims then remaining. On July 5, 2018, the Gaming Commission filed a third-party complaint against the Region A Category 1 licensee for unjust enrichment and indemnification relating to the remaining claim against the Gaming Commission. On February 12, 2021, the Gaming Commission filed a motion for summary judgment. On June 16, 2021, the Superior Court granted the Gaming Commission's third-party claims against the Region A Category 1 licensee. The plaintiff has appealed the Superior Court's decisions and on May 23, 2022, the Supreme Judicial Court (SJC) affirmed the lower court's allowance of the Gaming Commission's motion to dismiss the plaintiff's intentional interference with contract claim and reversed its entry of summary judgment in favor of the Gaming Commission on the plaintiff's regulatory takings claim. The matter was remanded to the Superior Court for further proceedings. On October 18, 2024, the Superior Court heard arguments on the Commission's renewed motion for summary judgment and the plaintiff’s opposition. On December 12, 2024, the Court allowed the Commission's motion for summary judgment. In the same decision it denied the third-party defendant's motion for summary judgment and accordingly, the case remains open until that claim is resolved.

Other Litigation.

Drug Testing Laboratory Disputes. In 2012 and 2013, charges were brought against two chemists, working in two separate Commonwealth drug testing laboratories, alleging malfeasance by such chemists in the handling and testing of laboratory samples and/or the adulteration or theft of seized drugs used as evidence in criminal cases. Both chemists were subsequently convicted. Following judicial review, more than 21,000 criminal cases potentially affected by altered drug evidence from one of the laboratories were vacated or dismissed, with only a few hundred potentially affected criminal cases remaining open for re-prosecution. Pursuant to a court order, defendants in the cases will be assigned counsel, at the Commonwealth's expense. In actions relating to the second laboratory, a court found that, in addition to the chemist's malfeasance, two former prosecutors deliberately concealed documents relevant to the chemist's actions, with implications for many more drug tests conducted by this second testing laboratory.

The Supreme Judicial Court ordered, in relevant part, that all convictions based on evidence tested at the second laboratory on or after January 1, 2009 and through January 18, 2013, must be vacated and dismissed, regardless of the chemist who signed the drug certificate, as well as all methamphetamine convictions where the drugs were tested at the second laboratory during the convicted chemist's tenure. See Committee for Public Counsel Services, et al. v. Attorney General of Massachusetts, et al.

There are a number of ongoing civil actions, in both state and federal court, relating to the rights of those criminal defendants potentially affected by the malfeasance of the two chemists and the prosecutorial misconduct described above, and more are expected. In addition, plaintiffs have sought, and may in the future seek, compensatory as well as punitive damages, interest, costs and attorneys' fees. In Foster, et al. v. Commonwealth, et al., (Foster) a purported class action has been filed on behalf of the criminal defendants whose convictions were vacated as the result of the potentially tainted drug tests in the two laboratories, seeking refund of all fees and costs associated with their cases as well as related restitution payments. On October 6, 2022, the Suffolk County Superior Court approved a class settlement providing for the return of certain case-related monetary exactions, such as probation fees, but not the return of forfeited money or property. On February 3, 2023, the plaintiffs filed a second amended complaint in the federal action focused on forfeitures of money and property claims from class members. A motion to dismiss for certain of the defendants in the federal case was granted on November 13, 2023, and the remaining Commonwealth defendants appealed the November 13, 2023 order denying their motions to dismiss. On January 22, 2025, the First Circuit issued an opinion and judgment that the remainder of the case be dismissed. On February 13, 2025, in accordance with the First Circuit's mandate, the District Court issued an order dismissing the case. On June 18, 2025, the Plaintiff's filed a petition for a writ of certiorari appealing the case to the Supreme Court.

There were tens of thousands of criminal cases potentially affected by misconduct at the two laboratories. The plaintiffs in Foster also filed a state court complaint covering most of the complaints contained in the federal complaint and their motion for class certification was allowed on May 13, 2020. The settlement of that class action (which consists of approximately 31,000 individuals) was approved by the Superior Court on October 6, 2022, but the relief was limited to the refund of certain fees and fines. The settlement has now been largely administered and paid for.

Based on the court decisions to date and depending on the outcomes of the additional cases filed and cases that may be filed in the future, the Commonwealth could be required to budget for millions of dollars' worth of refundable exactions, settlements, and administrative expenses.

Paid Family Medical Leave Appeal. On April 12, 2021, the Executive Office of Labor and Workforce Development and the Department of Family and Medical Leave denied a request from a taxpayer for a refund of medical leave contributions remitted from October 2019 through December 2020. On April 6, 2022, the taxpayer filed amended Pay Family Medical Leave returns for quarters ended December 31, 2019 through September 30, 2020 reporting zero tax. The amended returns were not accepted as the refund request was previously denied. On January 30, 2023, the Department of Revenue provided notice to the taxpayer that it would not accept the amended returns. The taxpayer as subsequently filed Applications for Abatement with the Department of Revenue seeking a refund of the same medical leave contributions at issue in the amount of approximately $38.8 million on behalf of itself and twenty-four related affiliates. Those refund requests were deemed denied on November 14, 2023, and the taxpayer filed a Petition with the Appellate Tax Board (AT Board) on January 22, 2024. The AT Board heard oral arguments on September 30, 2025, and a decision is pending.

PART III

HOW TO BUY SHARES

Information Regarding the Offering of Share Classes

The share classes of each fund are offered as described in the relevant fund's prospectus and as described below.

Class M shares are generally offered only to: (1) Wealth Clients, with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as "Qualified Accounts"; (2) BNY Mellon Asset Allocation Fund; (3) board members of the Trust; (4) former shareholders of each other fund advised by BNYIA or its affiliates that was reorganized into a fund (each such other fund is hereinafter referred to as a "Reorganized Fund") who received MPAM shares (now designated Class M shares) of a fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such fund, to exchange into Class M shares of other funds, and to purchase additional Class M shares of the funds into which they exchange; and (5) former shareholders of a series of BNY Hamilton Funds that was reorganized into a fund (a "Predecessor Fund") who received Class M shares of a fund pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a fund, and to purchase additional Class M shares of a fund. Class M shares of BNY Mellon Municipal Opportunities Fund also are offered to Investment Advisory Firms. Class M shares of each fund, except BNY Mellon Municipal Opportunities Fund, also may be purchased by Institutional Investors. Class M shares of each fund, except for BNY Mellon Asset Allocation Fund, also are offered to unaffiliated investment companies approved by BNY Wealth. In addition, holders of shares of a fund who were not Wealth Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase Class M shares of that fund for their then-existing accounts in that fund ("Existing Accounts"), to exchange into Class M shares of other funds, and to purchase additional Class M shares of funds into which they exchange. Class M shares also may be offered as described in the relevant prospectus.

Investor shares are generally offered only to: (1) Wealth Clients who terminate their relationship with BNY Affiliates, and who wish to continue to hold fund shares; (2) individuals or entities who are not Wealth Clients, who receive a transfer of fund shares from a Wealth Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a fund pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such fund, to exchange into Investor shares of other funds, and to purchase additional Investor shares of funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as "Individual Clients." Investor shares also may be offered to BNY Wealth Brokerage Clients and may be offered to certain Qualified Employee Benefit Plans as described in the relevant prospectus.

On March 13, 2012, outstanding Premier shares of each Premier Class Fund converted to Investor shares of the same fund. Holders of a Premier Class Fund's Premier shares who received Investor shares of such fund in the conversion are eligible to make additional investments in the fund's Investor shares.

Except for purchases through certain Service Agents, initial investments in Individual Accounts must be accompanied by an Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus for such classes. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual

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funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

BNY Affiliates may impose certain conditions on Wealth Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Wealth Advisors and/or BNY Wealth Direct may impose certain conditions on BNY Wealth Brokerage Clients, and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts (as defined below) that are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of BNY Accounts (as defined below), BNY Wealth Brokerage Accounts (as defined below) or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.

Investment Advisory Firm Clients may not maintain accounts directly with a fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming) and exchanging fund shares. The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange fund shares and to determine the shareholder services available to them with respect to their fund shares. The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares owned by Wealth Clients will be held in omnibus accounts, or separate accounts, with the Transfer Agent ("BNY Accounts"). Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm. Class M shares held by persons other than Wealth Clients and Investor shares owned by Individual Clients will be held in Individual Accounts. Fund shares owned by BNY Wealth Brokerage Clients also will be held in separate accounts ("BNY Wealth Brokerage Accounts"). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor ("Qualified Employee Benefit Plan Accounts"), and records relating to these accounts generally will not be maintained by BNYIA, The Bank of New York Mellon or their affiliates. Unless otherwise instructed, new purchases by existing shareholders are in the same class of fund shares that the shareholder then holds.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

For Class M shares and Investor shares, there is no minimum initial or subsequent investment requirement for holders of BNY Accounts. The minimum initial investment for Investment Advisory Firms is $1 million. Wealth Clients may transfer Class M shares to other existing Wealth Clients for their BNY Accounts. Wealth Clients also may transfer shares from a BNY Account to persons or entities that are not Wealth Clients to be held in Individual Accounts or BNY Wealth Brokerage Accounts. At the time of any such transfer by a Wealth Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Wealth Clients who terminate their relationship with BNY Affiliates, but who wish to continue to hold fund shares may only do so by requesting the establishment of Individual Accounts or BNY Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares, as applicable. The conversion of such shareholders' Class M shares into Investor shares will be at the equivalent NAV of each class at the time of the conversion. Any subsequent investments by

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such transferees or former Wealth Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Persons who hold fund shares through BNY Accounts or BNY Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase fund shares.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to The Bank of New York Mellon with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by wire or electronic check, please call 1-800-373-9387 for more information.

The entity acting as custodian for IRAs and Retirement Plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.

When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000 for Class M and Investor shares. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle. For further information about "in-kind" purchases, Wealth Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Wealth Brokerage Clients). Investment Advisory Firm Clients may not make in-kind purchases directly into a fund.

Information Pertaining to Purchase Orders

Purchases Through Service Agents. The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee. Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.

For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within

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two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.

TeleTransfer Privilege. Holders of Individual Accounts may purchase fund shares by telephone, if they have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the relevant prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "How to Redeem Shares—Medallion Signature Guarantees." See "How to Redeem Shares—TeleTransfer Privilege" below for more information. The TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

When purchasing shares, you must specify which class is being purchased. You or your Service Agent must notify the fund or the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the fund or the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class M and Investor Shares. The public offering price for Class M and Investor shares is the NAV per share of that class.

Institutions effecting transactions in Class M and Investor shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Converting Shares

Holders of Investor shares of a fund at the time they become Wealth Clients generally may request to have their Investor shares converted into Class M shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. Converting shareholders who make subsequent investments in that fund will receive the share class they converted to. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

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Frequent Purchases and Exchanges

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of funds in the BNY Mellon Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

HOW TO REDEEM SHARES

See the prospectus for fund specific and other information about the redemption of fund shares.

Each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation. If you have purchased fund shares by check (including a certified or cashier's check), by TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone or letter. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone. In such cases, you should consider using the other redemption procedures described herein.

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Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of the fund may fluctuate.

Except as described below, the funds impose no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the fund's then-current NAV per share.

Class M and Investor Shares

Persons who hold fund shares through BNY Accounts or BNY Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem fund shares. Persons who hold fund shares through Service Agents should contact their financial representative.

Holders of Individual Accounts may redeem fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-373-9387. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem fund shares by writing a letter of instruction, which must include the shareholder's account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether 10% should be withheld pursuant to TEFRA. A signature-guarantee is required. For information with respect to signature-guarantees, see "Medallion Signature Guarantees" below. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-373-9387. Each fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under IRAs or Retirement Plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

Checkwriting Privilege (BNY Mellon Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund).

Holders of Individual Accounts may write redemption checks ("Checks") drawn on their fund accounts. The fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Allow approximately two weeks after the fund's receipt of your initial investment for receipt of your Checks. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check

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is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Holders of Individual Accounts may redeem fund shares by wire. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone or letter. Ordinarily, a fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus).

Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption Privilege.

TeleTransfer Privilege

Holders of Individual Accounts may request by telephone. Transaction fees do not apply to TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in a Coverdell Education Savings Account may not be redeemed through the TeleTransfer Privilege. See "How to Buy Shares—TeleTransfer Privilege" above.

Medallion Signature Guarantees

Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) BNYIA

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determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) BNYIA determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYIA determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the Trust's board, including a majority of the Independent Board Members, in other circumstances identified by BNYIA. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

SHAREHOLDER SERVICES

The following shareholder services are available only to holders of Investor shares in Individual Accounts, certain Individual Account holders of Class M shares.

Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.bny.com/investments or by calling 1-800-373-9387 (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-373-9387 (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time or charge a service fee; however no such fee currently is contemplated.

Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Class M and Investor shares. Holders of Class M shares or Investor shares can generally exchange such shares of a fund worth $500 or more into shares of the same class of any other fund.

Fund Exchange Process. To request an exchange, holders of BNY Accounts must contact their account officer, and Investment Advisory Firm Clients must contact their financial advisor. Holders of Individual Accounts may give exchange instructions to the Transfer Agent in writing or by telephone. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000.

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The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, by oral request from any of the authorized signatories on the account or by calling 1-800-373-9387. By using the Telephone Exchange Privilege, the investor authorizes the fund and the Transfer Agent to act on telephone instructions.

Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. No fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of a fund's shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effected only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits the holder of an Individual Account to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund of which you are a shareholder.

The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged on the basis of relative NAV per share. Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shareholders may modify or cancel their exercise of this privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.

Automatic Asset Builder

Automatic Asset Builder permits the holder of an Individual Account to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables holders of Individual Accounts to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. government automatically deposited into your fund account. When selecting this service for a fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Payroll Savings Plan

Payroll Savings Plan permits holders of Individual Accounts to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may

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have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dividend Options

Dividend Sweep. Dividend Sweep allows holders of Individual Accounts from a fund in shares of the same class of another fund of a fund in the BNY Mellon Family of Funds, of which you are a shareholder. Shares held through a Coverdell Education Savings Account sponsored by BNYIA or its affiliates are not eligible for this privilege. Identically registered existing IRA accounts (other than Coverdell Education Savings Accounts sponsored by BNYIA or its affiliates) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dividend ACH. Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Shareholders may cancel these privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits the holder of an Individual Account to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling

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1-800-373-9387 (inside the U.S. only). For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative.

No CDSC will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals under the Automatic Withdrawal Plan of shares that are otherwise subject to a CDSC that exceed such amounts will be subject to the applicable CDSC.

Certain Retirement Plans, including Retirement Plans sponsored by BNYIA or its affiliates, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan with respect to Investor shares of each fund that offers such shares. A written quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the board for its review. The Plan provides that material amendments to the Plan must be approved by the Trust's board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is generally terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

A Funds of Fund invests in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds

Market Risk; Market Developments

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events; trading and tariff arrangements; a government shutdown; armed conflicts or terrorist activities; wars; economic sanctions and countermeasures in response to sanctions; major cybersecurity events; environmental disasters; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the fund's investments may be negatively affected. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Changes in the U.S. economy, especially a weakening of the U.S. economy or a

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decline in its financial markets, could have material adverse effects on the global financial market, and on the securities in which a fund may invest. Market volatility, inflation (or expectations for inflation), deflation (or expectations for deflation), dramatic interest rate moves and/or unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. BNYIA intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

Public health crises could have a significant impact on a fund and its investments. For example, the outbreak of a novel coronavirus disease (known as "COVID-19") contributed to volatility in financial markets worldwide. The effect of health crises like the COVID-19 pandemic cannot be predicted with certainty and such health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The COVID-19 pandemic resulted in, and other pandemics or health crises may similarly result in, among other things: reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained healthcare systems; quarantines, health screenings and testing and other containment measures affecting individuals, businesses, government operations, public and private educational systems, and public and private cultural, charitable and other institutions. These events may result, in the United States and worldwide, in a sustained economic downturn or recession, disruption to financial markets and operations, and political and social instability, and may adversely affect a fund and its investments, impact the fund's ability to purchase or sell securities, or exacerbate other risks that apply to a fund.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users). Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity incidents affecting BNYIA, Sub-Adviser(s), Transfer Agent or Custodian or other service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a fund's investment trading; the inability of fund shareholders to purchase and redeem fund shares or transact business; interference with a fund's ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests; counterparties with which a fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

The rapid development and increasingly widespread use of artificial intelligence ("AI") technologies (as discussed under "Artificial Intelligence Risk") could increase the effectiveness of cyberattacks and exacerbate the risks.

Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a fund's investments, or the services provided to a fund by its service providers. For example, issuers in which a fund invests and/or service providers to the funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could

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be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a fund, including, potentially, operational errors and investment losses.

Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI.

Actual usage of AI technologies by a fund's service providers and issuers in which a fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a fund.

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the

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issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. To the extent a fund holds shares from an IPO for only a short period of time (due to, for example, possible price volatility), this may result in increased portfolio turnover and expenses, such as commissions and transaction costs, and potentially result in taxable gains that the fund will subsequently distribute to shareholders.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another

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measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

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When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a fund's share price is guaranteed.

From time to time, uncertainty regarding the status of negotiations in Congress to increase the statutory debt limit, commonly called the "debt ceiling," could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government sponsored entity is negatively impacted by legislature or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of that entity will be adversely impacted.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." On August 1, 2023, Fitch downgraded its credit rating for the United States of America to "AA+" from "AAA", citing "a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions." On May 16, 2025, Moody's downgraded its credit rating for the United States of America to "Aa1" from "Aaa", citing the growing burden of financing the federal government's budget

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deficit and the rising cost of rolling over existing debt and high interest rates. The value of shares of a fund that may invest in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government's credit rating. While the long-term impact of a downgrade is uncertain, it could, for example, lead to increased volatility, stock market declines and rising bond yields in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to buy or sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P Global Ratings and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Although ratings of Rating Agencies may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may

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be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV, particularly if selling securities on short notice. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations

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evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid. Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.

The periodic adjustment of TIPS is tied to the Consumer Price Index for All Urban Consumers (the "CPI-U"), which is calculated monthly by the Bureau of Labor Statistics of the U.S. Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal. However, the current market value of TIPS is not guaranteed and will fluctuate. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.

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The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely

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on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. government. The market value of

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mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of

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principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS." Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

FNMA and FHLMC Conservatorship and Treasury Support. FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer. In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.

On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise. On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments. On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury. Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises' need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth. This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury. The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.

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On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly. Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion. On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017. Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves. These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit. On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020. Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.

Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met. To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.

The future status and role of the Enterprises could be impacted by (among other things): the actions taken and restrictions placed on the Enterprises by the FHFA in its role as conservator; the restrictions placed on the Enterprises' operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at the Enterprises; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by the Enterprises, including any such mortgage-backed securities held by the funds.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, FNMA or FHLMC pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA

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or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index. These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental

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issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

LIBOR Rate Discontinuance or Unavailability Risk. Certain debt securities, derivatives and other financial instruments, including some of the funds' investments, may be based on floating rates, such as the London Interbank Offered Rate ("LIBOR"), Euro Interbank Offered Rate, Secured Overnight Financing Rate ("SOFR") and other similar types of reference rates. While LIBOR was previously widely used as a reference for setting the interest rate on loans in the U.S. and globally, as a result of benchmark reforms, publication of most LIBOR settings has ceased. All synthetic U.S. dollar LIBOR settings were discontinued in September 2024. Although some LIBOR-based or

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formerly LIBOR-based instruments in which a fund may invest might have contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have had such provisions and there may be significant uncertainty regarding the effect of any such alternative methodologies. As such, the potential effect of the transition away from LIBOR on the funds or the financial instruments in which a fund invests cannot yet be determined.

Alternative reference rates to LIBOR have been established in most major currencies, with various financial industry groups transitioning to new benchmarks. In the United States, the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York convened the Alternative Reference Rates Committee (the "ARCC"), comprised of a group of private-market participants, to help ensure a successful transition from U.S. dollar LIBOR to a replacement reference rate. The ARCC recommended a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR. Under U.S. regulations implementing a statutory fallback mechanism for replacing LIBOR, SOFR-based benchmark rates have been adopted in certain financial contracts. Following the implementation of these and other similar international regulatory reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely.

While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks relating to the LIBOR transition process. While SOFR and other alternative rate setting methodologies were developed to replicate LIBOR, there may be significant uncertainty regarding their effectiveness, as such alternative reference rates are nonetheless different from LIBOR and changes in the applicable spread for financial instruments that have transitioned away from LIBOR have been made to accommodate the differences. The transition away from LIBOR may lead to increased volatility and illiquidity in the markets, which may affect the value or return on certain of a fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades, and adversely affect a fund's investment performance.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or

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possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, Puerto Rico, in May 2017, made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds. Puerto Rico's government formally exited bankruptcy in March 2022, completing the largest public debt restructuring in U.S. history. The restructuring was related to Puerto Rico's general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico's Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency. In November 2023, a federal judge tentatively approved a portion of the plan to restructure the debt owed by Puerto Rico's power company. A confirmation hearing regarding the plan began in March 2024. In July 2024, the federal judge overseeing the debt restructuring process ordered all parties to enter into mediation. There can be no assurances that these debt restructuring efforts will be effective. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed-income securities, including the risk of non-payment. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. Therefore, municipal securities may be more difficult to value accurately.

For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

Additionally, the possibility of default by an issuer or such issuer's credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in

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either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related industries, projects (such as those relating to education, health care, housing, transportation, and utilities) or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any economic, business or political developments affect the related projects or facilities. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation, legislation or other political events, local business or economic conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected or otherwise affect the value of such securities.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted

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that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment (as discussed below) within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Trust's board. Pursuant to such guidelines, the Trust's board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Trust's board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

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• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations. Separately, whenever a fund engages in a tender option bond trust transaction, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of such transaction or (ii) treat the transaction as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the

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bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or

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corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective.

Funding Agreements. In a funding agreement (sometimes referred to as a guaranteed interest contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs expose investors in the fund to the risks of owning real estate directly, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general

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or local economic conditions. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. government securities) are not backed or insured by the U.S. government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

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Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds" for a discussion of certain risks of credit collateral rated below investment grade. The fund may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. government securities.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("CCA") for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

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The Treasury repo transactions of a fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. There are currently regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

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Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. Additionally, a number of countries in Europe have suffered terror attacks. War and terrorism also affect many other countries, especially those in Africa and the Middle East. In October 2023, armed conflict started between Israel and the terrorist group Hamas and expanded into a broader regional conflict, with a ceasefire announced in October 2025. The effect of the ceasefire and the impact of this conflict and other geopolitical ramifications are unknown and could impact the fund's investments and global markets. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On January 31, 2020, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK's exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK's exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased

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volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the funds and their investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a

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greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Additionally, the local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the funds could in the future become subject to local tax liabilities that had not been anticipated in valuing their assets or making investments.

Certain Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the U.S. continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on a fund's performance. Worsening trade

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relations between the two countries also could adversely impact the funds, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board ("PCAOB") with regard to international auditing standards of U.S.-listed companies with operations in China as well as PCAOB-registered auditing firms in China. The Holding Foreign Companies Accountable Act of 2020 requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that the PCAOB determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction ("Commission-Identified Issuers"). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer's shares will be prohibited in U.S. exchange and over-the-counter markets. In August 2022, the PCAOB secured a written agreement with the China Securities Regulatory Commission ("CSRC") and the Ministry of Finance of the PRC for achieving access by the PCAOB to inspect and investigate firms in mainland China and Hong Kong. The PCAOB has since pursued such inspections and has announced resulting settled disciplinary orders and sanctions. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, are evolving and any future legislation, regulations or rules may require a fund to change its investment process, which could result in substantial investment losses.

Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies. In 1997, the UK handed over control of Hong Kong to the People's Republic of China. By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047. However, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a fund may not be recognized as the owner of securities that are held on behalf of the fund. The PCAOB also has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.

Stock Connect. Certain funds may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through the Shanghai-Hong Kong Stock Connect Program or Shenzhen-Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time. A fund's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope

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of securities eligible for trading through Stock Connect, a fund may only sell, but not buy, the securities, which may adversely affect the fund's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund would be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the fund's participant broker before the market opens. As a result, the fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Chinese and Hong Kong markets are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Beginning December 31, 2024 through early January 2025, the China Securities Regulatory commission ("CSRC") and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

Stock Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a fund's ownership of China A-Shares will be reflected on the books of the custodian's records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of the fund as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the CSRC has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Shanghai, Shenzhen or Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change, and any such changes may negatively affect investment returns.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the

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risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a fund's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a fund's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a fund. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH")). A fund's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a fund's Hong Kong sub-custodian. Therefore, a fund's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the fund's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a fund to the credit risk of the relevant securities depositories and a fund's Hong Kong sub-custodian. While a fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A fund's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund, which may negatively affect investment returns.

Investments in CCMC Securities. On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a "Communist Chinese military company" (a "CCMC" and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense (the "DOD") or the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"). In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban several times from the initial date of January 11, 2021 to the most recent date of June 11, 2021 for publicly-traded securities of companies with a name that "closely matches the name" of a designated CCMC but that have not been designated as CCMC Securities. In addition, U.S. persons also are prohibited from transacting in newly-designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a

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U.S. person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a CCMC.

A fund's holdings in CCMC Securities may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to buy or sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Investments in Variable Interest Entities. To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities ("VIEs"). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including internet, telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is "listed" on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange and enters into contractual arrangements with a China-based operating company, typically through the China based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE's founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs, hold stock in the listed holding company rather than directly in the China-based operating company.

The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, but without formal legal ownership because the listed holding company's control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.

Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company's service and other contractual arrangements with the underlying Chinese operating company. As a result, VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law, which could happen at any time without notice. The owners of the VIE could decide to breach the contractual arrangements with the listed holding company and it is uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund's returns and NAV. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

On December 24, 2021, the CSRC published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the "Draft Rules"), which, in effect, required Chinese companies that pursued listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. On February 17, 2023, the CSRC published new regulations (the "Final Rules"), which took effect on March 31, 2023 and are similar to the Draft Rules. Under the Final Rules, the CSRC is authorized to accept and review applications for overseas offerings and listings to ensure they are consistent with Chinese regulations and policy, and will remain authorized to accept or reject the filings of any overseas offering and listing application after a review process. Because the Final Rules are relatively new, it is uncertain as to how they will be implemented in practice and how they could impact the funds. It is also unclear how the Final Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in "prohibited industries" will be

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affected, as well as investor appetite for such companies. There is no guarantee that the mainland Chinese government or a mainland Chinese regulator will not interfere with the operation of VIE structures.

In addition, Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.

Investing in Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a fund's investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan's capital accounts, as well as have a significant adverse impact on the value of a fund's investments in both countries, and in other countries in the region.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan's export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Investing in India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan and China, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a fund. The securities markets in India are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a fund's portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the U.S., may increase the risk of loss for a fund.

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the SEBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a fund can make investments in Indian companies. Capital gains from Indian securities may be subject to local taxation.

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Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a fund's holdings are expected to experience correlated fluctuations.

Natural disasters, such as tsunamis, monsoons, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy, and, in turn, could negatively affect a fund's investments in India.

Investing in South Korea. The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, a fund may be limited in its investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the fund. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange ("KSE"). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that a fund, if it purchases such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise.

Investments by a fund in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by a fund. Political instability and/or military conflict involving North Korea may adversely affect the value of a fund's assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.

Investing in Russia and other Eastern European Countries. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia's military invasion of Ukraine in 2022. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion of Ukraine. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a fund has exposure to Russian investments or investments in countries affected by the invasion, the fund's ability to price, buy, sell, receive or deliver such investments may be impaired. A fund may determine that certain affected securities have zero value. In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth.

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Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of BNYIA, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than market prices of U.S. government debt or the debt of corporate issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient

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foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in

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over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies, Including Exchange-Traded Funds

Under the 1940 Act, subject to a fund's own more restrictive limitations, if applicable, a fund's investment in securities issued by other investment companies, subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow a fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the funds and BNYIA, including limits on control and voting of acquired funds' shares, evaluations and findings by BNYIA and limits on most three-tier fund structures.

In addition to the management and operational fees the funds bear directly in connection with their own operation, a fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies, including ETFs.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYIA. In addition, a fund may invest in shares of one or more money market funds advised by BNYIA for strategic purposes related to the management of the fund. To the extent such fund invests in a money market fund advised by BNYIA for such strategic purposes, BNYIA has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee BNYIA receives from the money market fund with respect to the assets of the investing fund invested in the money market fund. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

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Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Private Investment Funds

As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a fund to sell its shares of such private investment funds at an advantageous price and time. Because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Trust's board. The limited public financial information about private investment funds may make it more difficult to value such investments and may make it difficult to accurately determine a fund's exposure to private investment funds. A fund's net asset value could be adversely affected if determinations regarding the fair value of the fund's investments were materially higher than the values that the fund ultimately realizes upon the disposal of such investments.

Exchange-Traded Notes

ETNs are debt obligations, generally unsecured and unsubordinated, with a return linked to the performance of a reference investment (typically an index). ETNs are not registered investment companies and are not regulated under the 1940 Act. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer's assets and instead operate more like unsecured debt of the issuer. This type of debt security differs, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. Accordingly, investments in ETNs are subject not only to the risks of the reference investment but also to the risks of a debt investment in the issuer. The value of an ETN may be influenced by, and is subject to the risks of, time to maturity; level of supply and demand for the ETN; changes in interest rates; and creditworthiness of and default by the issuer. As a result, the fund may lose all or a portion of the value of an investment in an ETN due solely to the creditworthiness of or default by the issuer. In addition, there may be substantial differences between the value of the reference investment and the price at which the ETN may be traded, and the return on an ETN that is tied to a specific index may not replicate precisely the return of the index. ETNs also incur certain expenses not incurred by the reference investment, and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The secondary trading market price of an ETN (if such a secondary trading market exists) may be more volatile than the value of the reference investment it is designed to track. The fund may not be able to liquidate ETN holdings at the time and price desired, which may impact fund performance.

Master Limited Partnerships (MLPs)

Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose

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interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the Nasdaq. MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.

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MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests. The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities. General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions. To the extent that actual outcomes differ from management's estimates, earnings would be affected. If recorded liabilities are not adequate, earnings would be reduced. To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP. However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

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MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Equity and Debt Securities Issued by Affiliates of MLPs. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares. I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP. I-Shares represent an indirect limited partner interest in the MLP. I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders. I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP. I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses. A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated. I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market. I-Shares may be thinly traded, based on investors' perceptions of the MLP's value. The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets. This means that I-Shares may trade at a discount to the price of the MLP's common units. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons related to the management of the fund; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the fund has established a derivatives risk management program designed to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps

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materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies for it to remain a limited derivatives user.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser

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value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CEA Regulation. Each fund is operated by BNYIA in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA. The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if BNYIA continues to claim the exclusion from the definition of CPO with respect to such funds. Although BNYIA has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, BNYIA relies on the exemption in CFTC Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the CFTC Regulation 4.5 exclusion from the definition of "commodity pool operator."

In order for BNYIA to be eligible to continue to claim this exclusion under CFTC Regulation 4.5 , if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions), or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by BNYIA or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because BNYIA may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. BNYIA, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, BNYIA must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, BNYIA would withdraw its exclusion from the definition of CPO with respect to the fund and BNYIA would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it

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assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the SOFR or other reference rate, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge

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against changes in SOFR or other reference rate, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Purchases or sales of options on exchanges owned by The Nasdaq OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of BNYIA, as the result of an arrangement between The Nasdaq OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap and Security-Based Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified

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amount (the "notional") amount. Most swaps are transacted bilaterally between two counterparties, each of which is subject to counterparty credit risk, settlement risk and market risk. Some swaps are also centrally cleared, which eliminates counterparty credit risk but also means that a swap market participant needs to consider the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization in the rare circumstance where the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift exposure from one type of asset or rate to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund). A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The vast majority of swaps are regulated by the CFTC, but a small subset of swaps (known as "security-based swaps") are subject to the SEC’s jurisdiction. In some cases, legal analysis is required to determine whether a given transaction is a swap or a security-based swap. Depending on this classification, the transaction will either be subject to the Commodity Exchange Act and related CFTC regulations, or the Securities Exchange Act of 1934 and related SEC regulations. All such transactions are required to be reported to either a swap data repository or security-based swap data repository, and swap counterparties must maintain records in accordance with the CFTC’s or SEC’s rules (as applicable). In some cases, a fund may be required to post collateral to its uncleared swap or security-based swap counterparty.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), among others.

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

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• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

o An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

o In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

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Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.

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Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid. ELNs may have synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying stock, basket of stocks or equity index, could magnify or otherwise increase investment losses to a fund and lead to the ELN investment exceeding the loss on the underlying stock, basket of stocks or equity index. Economic leverage from investments in an ELN is different from indebtedness leverage because the fund would not lose more than the principal amount of the ELN due to the economic leverage. ELNs provide enhanced yield but they are also subject to constrained appreciation potential based on the performance of the underlying stock, basket of stocks or equity index.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the

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performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the

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extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect

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odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities and Commodity-Related Instruments, Including Commodity ETPs

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. For example, a fund may invest in exchange-traded commodity pools or exchange-traded metals trusts ("Commodity ETPs"). However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.

The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity ETPs. Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act. Interests in Commodity ETPs may trade at prices that vary from their NAVs, sometimes significantly. In addition, the performance of a Commodity ETP may diverge from the performance of the relevant index. The fund's investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs. The fund will bear not only the fund's management fees and operating expenses, but also the fund's proportional share of the fees and operating expenses of the Commodity ETPs in which the fund invests.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in

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stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Whenever a fund enters into a short sale, it will treat the short sale as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. When a fund lends its portfolio securities, the voting rights on the loaned securities transfer to the borrower until the loan is terminated and the securities are returned to the fund. Accordingly, a fund may not vote proxies related to the issuers of its portfolio securities that are out on loan, unless the fund terminates the loan. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYIA, Treasury bills, agency securities, bank deposits, commercial paper or other cash equivalents, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

As of September 24, 2025, the Trust, on behalf of the Funds, along with certain other funds managed by BNYIA, participated in a $618,000,000 committed, unsecured 364-day revolving credit facility with a group of lenders, with Citibank N.A. serving as administrative agent. This facility is to be used by the Funds for shareholder redemptions and other temporary or emergency purposes.  Under the credit agreement, a Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a Fund borrows pursuant to the credit agreement, the Fund will be charged interest at a variable rate.  As of September 24, 2025, the Trust, on behalf of the Funds, along with other funds managed by BNYIA,  also participated in an unsecured 364-day uncommitted credit facility of an aggregate amount not to exceed $300,000,000 with The Bank of New York Mellon. This facility is intended to provide the Funds with temporary liquidity, only if the other credit facility were

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exhausted. Borrowing results in interest expense and other fees and expenses for a Fund which may impact the Fund’s net expenses. The costs of borrowing may reduce a Fund’s return. During the last fiscal year, no funds in the Trust had any borrowing under the credit facilities, except for BNY Mellon Emerging Markets Funds, BNY Mellon International Fund, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement which is not treated as a derivatives transaction, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations or similar financing transactions and any other senior securities representing indebtedness, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Rule 18f-4 under the 1940 Act permits a fund to treat reverse repurchase agreements as derivatives transactions under certain circumstances. A fund treating reverse repurchase agreements as derivatives transactions must include in its derivatives exposure the proceeds that the fund received but has not yet repaid or returned, or for which the associated liability has not been extinguished, in connection with each such transaction. A fund entering into a reverse repurchase agreement must either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A

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fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.

Pursuant to Rule 18f-4 under the 1940 Act, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Investments

Illiquid Investments Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that

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qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Adviser pursuant to guidelines established by the board. The Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. Factors that may also significantly affect the market value of securities of issuers in the technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, rapid obsolescence and competition from alternative technologies. Technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights, or the length of time and cost to obtain a patent, may adversely affect the company's profitability.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In

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addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Recently, commercial real estate foreclosures have notably increased due to various factors, including higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which a fund invests.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P Global Ratings, Moody's, Fitch and Morningstar DBRS.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy

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and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Note: Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity

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to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings Definitions. An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D "D" is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. The following is a ranking (from highest to lowest) of Moody's long-term and short-term categories.

Long-Term Obligation Ratings and Definitions. Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

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Obligations rated "A" are considered upper medium-grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

Obligations rated "C" are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings, unlike its long-term ratings, apply to an individual issuer's capacity to repay all short-term obligations rather than to specific short-term borrowing programs.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings. For variable rate demand obligations ("VRDOs"), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders ("on demand") and/or mandatory tenders. The short-term payment obligation rating uses a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG"). Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as "NR".

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR, and senior tranches of Enhanced Equipment Trust Certificates (EETCs), for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more

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likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to "AAA" ratings and ratings below the "CCC" category.

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention (a long-term rating can also be used to rate an issue with short maturity).

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Typically, this means a timeframe of up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The Morningstar DBRS long-term credit ratings scale provides an opinion on the risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the credit rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

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Commercial Paper and Short-Term Debt. The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARD

Board's Oversight Role in Management

The board's role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYIA and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Trust's board, acting at its scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of BNYIA and its affiliates, service providers, including the Director of Investment Strategy for BNY Wealth (or a senior representative of his office), the funds' CCO and portfolio management personnel. The board's audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm

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and the Trust's Chief Financial Officer. The board also receives periodic presentations from senior personnel of BNYIA and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, liquidity, derivatives, credit, investment research and securities lending. As warranted, the board also receives informational reports from the board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters. The Trust's board has adopted policies and procedures designed to address certain risks to the funds. In addition, BNYIA and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with BNYIA. To rely on certain exemptive rules under the 1940 Act, a majority of the Trust's board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the Trust's board members, including the Chairman of the Board, are Independent Board Members. The Trust's board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with BNYIA, is appropriate in light of the specific characteristics and circumstances of the Trust, including, but not limited to: (i) the services that BNYIA and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust are conducted by Trust officers and employees of BNYIA and its affiliates; and (iii) the board's oversight role in management of the Trust.

Additional Information About the Board and its Committees

Board members are elected to serve for an indefinite term. The Trust's board has standing audit, nominating, compensation, litigation and pricing committees.

The functions of the audit committee are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the board's oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter.

The function of the compensation committee is to establish appropriate compensation for serving on the board.

The litigation committee seeks to address any potential conflicts of interest between the funds and BNYIA in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by BNYIA or its affiliate.

The Trust's board also has a standing pricing committee for the funds comprised of any Independent Board Member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

BNYIA

BNYIA serves as the investment adviser to the funds and is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their

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financial assets, operating in 35 countries and serving more than 100 markets. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth BNYIA, encompassing BNY's affiliated investment management firms, wealth services and global distribution companies. Additional information is available at www.bny.com/investments.

Pursuant to an Investment Advisory Agreement with the Trust, BNYIA provides investment management of each fund's portfolio.

As further described below under "Distributor," BNYIA may pay the Distributor or financial intermediaries for shareholder or other services from BNYIA's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. BNYIA also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, BNYIA or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by BNYIA), and certain related services. NIM and NIMNA have entered into sub-sub-investment advisory agreements which enable each of them to provide the other that acts as a Sub-Adviser to a fund with certain advisory services for the benefit of such fund, including, but not limited to, portfolio management services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser or their position with the Sub-Adviser. Listed companies or other entities are in the asset management, banking or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For INA, NIMNA and NIM, which are all subsidiaries of BNY, see "BNYIA" above for ownership information.

Boston Partners: Stan H. Koyanagi, Mark E. Donovan, Joseph F. Feeney, Jr., David G. Van Hooser, Jeffrey A. Finley, William G. Butterly, III, Mark S. Kuzminskas, Kenneth M. Lengieza, Gilbert O.J. Van Hassel, Greg A. Varner, OCE US Holding, Inc., OCE US Holding B.V., ORIX Corporation Europe N.V., ORIX Corporation, Harbor Capital Advisors, Inc.

GCM: William S. Priebe, Katrina Marie Ellenberg, Stephen James Shenkenberg, Jose Manuel Munoz Quiroga, Matthew Paul Pistorio, GCM Purchaser, LLC, GCM Holdco, LLC, Geneva Management LLC, ECP II GCM Aggregator, LLC and Estancia Capital Partners Fund II, L.P.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

An Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the Trust's board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

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BNY Wealth. The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY-affiliated firms.

The annual incentive compensation plan is comprised of three components: (1) portfolio performance, (2) individual qualitative performance and (3) the overall performance of BNY Wealth. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Wealth. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Wealth. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Wealth are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

Boston Partners: With our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people.  All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following criteria:

• Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

• Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

• Investment Team Performance: the financial results of the investment group with our client’s assets;

• Firm-wide Performance: the overall financial performance of Boston Partners.

• Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees.  Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

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GCM. Geneva investment professionals receive a competitive market based salary and discretionary bonus. The size of the bonus pool is a function of firm revenues. Bonuses at the individual level will be based on a number of factors including analyst productivity, performance of coverage universe and a discretionary component. This discretionary component is meant to encourage teamwork and collaboration and reward individuals who make a positive long-term impact on the business. In addition to bonus and salary most members of the investment team are shareholders of the firm and receive profit distributions based on their ownership stake in the company. Additionally, Geneva continually evaluates ways to incentivize investment professionals who make a positive long term impact. This may include an opportunity to purchase equity in the Firm, which is offered on an invitation only basis. Geneva believes this compensation plan encourages investment professionals to focus on the long term success of the business.

INA. INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements: discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues, such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-year performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives linked to performance of funds sub-advised by Newton and/or participation in a long-term incentive plan. Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

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Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY and its affiliates, including BNYIA, Sub-Advisers affiliated with BNYIA and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, BNYIA, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to

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various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by BNYIA or an Affiliated Entity or a Sub-Adviser affiliated with BNYIA must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the Trust. The Distributor also serves as distributor for the BNY Mellon Family of Funds.

Depending on your fund's distribution arrangements and share class(es) offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" above to determine your fund's arrangements and share classes).

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

BNYIA or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services (other than with respect to Class M shares). Such payments are separate from any shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from BNYIA's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent. Payments from the fund to the Distributor's affiliates, such as the management fee payable to BNYIA, may create an incentive for the Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in

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exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to Massachusetts, where the Trust is organized. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. For

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retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on Nasdaq markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the Trust's board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, such as the Valuation Designee, the amortized cost method would not represent fair value.

 Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments is determined by the

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Adviser, as the fund's Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each class of a fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. Because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

All expenses incurred in the operation of the funds are borne by the Trust. Expenses attributable to a particular fund are charged against the assets of that fund; other expenses of the Trust are allocated among the funds on the basis determined by the Trust's board, including, but not limited to, proportionately in relation to the net assets of each fund. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

DIVIDENDS AND DISTRIBUTIONS

Each of BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

Each of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund usually declares dividends daily and pays dividends on the last business day of each month.

For Individual Accounts, dividends and other distributions will be reinvested in fund shares at NAV unless the shareholder instructs the fund otherwise. Persons who hold fund shares through BNY Mellon Accounts, BNY Wealth Brokerage Accounts, Qualified Employee Benefit Plan Accounts or Retirement Plan accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to

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reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

At the time of your purchase of fund shares, the fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as stated in this SAI. As such, any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"). In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily, dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See the fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a fund's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the funds or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S.,

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state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a fund invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No fund has sought, and no fund will seek any ruling from the U.S. Internal Revenue Service (the "IRS") regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:

• an individual who is a citizen or individual resident of the United States;

• a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

• a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a fund's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a fund distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a fund must distribute with respect to each taxable year at least the sum of 90% of the fund's investment company taxable income (which generally is the fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) and 90% of its net tax-exempt income (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each fund qualifies as a RIC.

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Taxation as a Regulated Investment Company. If a fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the fund timely distributes (or is deemed to timely distribute) to shareholders. A fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

If a fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things:

➢ maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

➢ derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test"); and

➢ diversify the fund's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

• no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the fund actually receives a corresponding amount of cash in respect of such income. For example, if a fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the fund must include in its taxable income in each year the full amount of its applicable share of the fund's allocable share of these deemed dividends. Additionally, if a fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the fund receives cash representing such income in the same taxable year. A fund may also have to include in its taxable income other amounts that the fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

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A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a fund's deductible expenses in a given year exceed its investment company taxable income, the fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a fund or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the fund actually earned during those years.

In order to enable a fund to make distributions to shareholders that will be sufficient to enable the fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the fund may need to liquidate or sell some of its assets at times or at prices that the fund would not consider advantageous, the fund may need to raise additional equity or debt capital, the fund many need to take out loans, or the fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the fund's business (or be unable to take actions that are advantageous to its business). Even if a fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the fund generally is not permitted to make distributions to its shareholders while the fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Annual Distribution Requirement, the fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each fund expects to operate in a manner so as to qualify continuously as a RIC, a fund may decide in the future to be taxed as a "C" corporation, even if the fund would otherwise qualify as a RIC, if the fund determines that such treatment as a C corporation for a particular year would be in the fund's best interests.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Excise Tax Distribution Requirements, the fund may be subject to additional tax. However, no assurances can be given that a fund will not be subject to the excise tax and, a fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the fund's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the fund for U.S. federal income tax purposes, generally will be determined as if the fund realized these tax items directly. Further, for purposes of calculating the value of a fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the fund's proper proportion of any investment in the securities of that issuer that are held by a member of the fund's "controlled group" must be aggregated with the fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the fund would

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generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a fund fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a fund makes any distributions to the fund's shareholders and would reduce the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners). Such fund would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes. Any distributions the fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the fund, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that each fund will continuously qualify as a RIC for each taxable year.

Fund Investments—General

Certain of a fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a fund from securities and other financial assets acquired by the fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the fund held a particular security or other financial asset.

A portfolio company in which a fund invests may face financial difficulties that require the fund to work-out, modify or otherwise restructure its investment in the fund company. Any such transaction could, depending upon the specific terms of the transaction, cause the fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a fund.

If a fund purchases shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest generally will be imposed on the fund in respect of deferred taxes arising from such excess distribution or gain. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in gross income each year a portion of the ordinary earnings and

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net capital gain of the QEF, even if such income is not distributed by the QEF to the fund. Any inclusions in the fund's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC, in which case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Distribution Requirements.

The functional currency of the funds is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable).  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles."  In addition, investments by a fund in particular combinations of investment funds also may be treated as a "straddle."  To the extent the straddle rules apply to positions established by a fund, or the investment funds, losses realized by the fund may be deferred to the extent of unrealized gain in the offsetting positions.  Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by a fund may constitute "mixed straddles."  One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a fund either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the

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derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Securities Lending. A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and cannot be passed through to shareholders.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Investments in Municipal or Other Tax-Exempt Funds. It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Income from some holdings may be subject to the federal alternative minimum income tax. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of U.S. Shareholders—Distributions on, and Sale or Other Disposition of, a Fund's Shares." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not

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apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, the fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code. Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state. It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide exemptions for distributions attributable to interest on certain U.S. government obligations. Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in a fund's shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of, a Fund's Shares. Distributions by a fund (other than a municipal bond fund) generally are taxable to U.S. shareholders as ordinary income or long term capital gain. Distributions of a fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. Distributions of a fund's net capital gains (which generally are the fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such U.S. shareholder's shares in the fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

A portion of a fund's ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the fund. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

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Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A fund cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the fund's shareholders on December 31 of the year in which the dividend was declared.

If a U.S. shareholder purchases shares of a fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. All or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. shareholder's adjusted tax basis of the acquired shares.

In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified REIT dividends earned by a fund qualify for such deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder's particular situation.

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As discussed above under "Fund Investments—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a fund, and net gain attributable to the disposition of shares of a fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-U.S. Shareholders

The following discussion applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of a Fund's Shares. Distributions by a fund to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the fund's current and accumulated earnings and profits.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of

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interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. No assurance can be given that a fund will distribute any interest related dividends or short term capital gain dividends.

If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Certain Additional Tax Considerations.

Information Reporting and Backup Withholding. A fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the fund that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the fund could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders could consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. No fund will pay any additional amounts in respect to any amounts withheld.

PORTFOLIO TRANSACTIONS

This section does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

BNYIA assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds are managed by dual employees of BNYIA and an Affiliated Entity or one or more Sub-Advisers. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively, the "Trading Desk").

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Trading the Funds' Portfolio Securities

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by BNYIA and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit BNYIA or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by BNYIA or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by BNYIA, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY and all its affiliates (including BNYIA and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by BNYIA and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

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Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

BNYIA, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by BNYIA, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNYIA, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and BNYIA, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

BNYIA (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to BNYIA (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services

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received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The

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distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings. Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by BNYIA or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Procedures for Disclosing Fund Portfolio Holdings

Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities. Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments. Portfolio holdings information excludes portfolio characteristics information as described below.

Public Disclosure of Fund Portfolio Holdings.

Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings made with the SEC. Each fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at https://www.bny.com/investments/us/en/individual/products/lt.html#overview) the following:

(1) the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting;

(2) the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and

(3) from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors).

Each fund's complete portfolio holdings will remain available on the website for a period of six months. Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information.

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Ongoing Arrangements

Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the Trust's board and its counsel, outside legal counsel for the Trust and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund, BNYIA or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI. Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information. The approval of the CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.

At least annually, and except as to new ongoing arrangements with service providers, the CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy. For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).

Confidential Dissemination of Portfolio Holdings

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized as discussed above, provided that:

(1) the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and

(2) the recipient signs a written confidentiality agreement (as discussed below). Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met. The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.

At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.

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Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.

Disclosure of Portfolio Holdings to Employees

Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, BNYIA, the Distributor, or investment advisory affiliates of BNYIA that provide services to the fund for legitimate business purposes. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

Procedures for Disclosing Fund Portfolio Characteristics

Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings). Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

Public Disclosure of the Portfolio Characteristics of a Fund

Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy. Such information, if provided to anyone, shall be made available to any person upon request.

Information Deemed Not to be Portfolio Holdings Information

Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Trading Desk and Research Reports

The trading desks periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Confidentiality Agreements

Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement. For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO. Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and

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(ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3) upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and

(4) portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.

Additional Restrictions

The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.

Waivers of Restrictions

The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO. Waivers or exceptions from the funds' policy shall be reported quarterly to the board.

Disclosures Required by Law

Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Reporting of Violations

Each violation of the funds' policy must be reported to the CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

The Trust's board has adopted the following procedures with respect to proxy voting by the funds.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The board has delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYIA or the fund's Sub-Adviser, except for (i) proxies of certain BHCs for which the board has delegated to ISS the sole authority to vote proxies of Designated BHCs for certain funds, as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting policies and procedures adopted for a fund are those of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) the fund's asset allocator, BNY Wealth (collectively, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted

Directly-Advised Funds	BNYIA	Primary Employer
Multi-Strategy Funds	BNYIA	BNY Wealth and/or Primary Employer (see below)

Sub-Advised Funds	Sub-Adviser	Sub-Adviser

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Bank Controlled Funds (as defined below) do not delegate voting to ISS as described herein.

For assets of BNY Mellon Asset Allocation Fund allocated to underlying funds, equities and fixed income assets, the proxy voting procedures of BNY Wealth have been adopted.

For assets of BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Mid Cap Multi-Strategy Fund allocated to NIMNA, the proxy voting procedures of the Sub-Adviser have been adopted. For assets of BNY Mellon Mid-Cap Multi-Strategy Fund not allocated to NIMNA, the proxy voting procedures of BNY Wealth have been adopted.

Voting Proxies of Designated BHCs

BNY is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNY, funds that BNY "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY exercises sole voting discretion (collectively, the "BNY Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNY Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the Funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by Funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNY Entities because of BNY's share ownership in those funds.)  An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and either BNYIA or the fund's Sub-Adviser (as appropriate) will be redelegated sole voting authority over the BHC's voting securities held by a fund.  BNY's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of either BNYIA or the fund's Sub-Adviser (as appropriate), with respect to voting authority over Designated BHC securities.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

Certain funds may participate in a securities lending program to generate income for their portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the fund. In certain circumstances, BNYIA may seek to recall a security on loan before a record date in order to cast a vote (for example, if a fund's Sub-Adviser determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes

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would be in the best interest of the fund). However, BNYIA anticipates that, in most cases, the potential income a fund may derive from a loaned security would outweigh the benefit the fund could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYIA or a fund's Sub-Adviser. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Oversight of ISS for Voting Proxies for of Designated BHC Securities. For ISS's voting activities in respect of proxies for securities of the Designated BHCs, BNYIA, through its legal, operational and administrative support groups, as well as certain BNY vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the funds and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

BNYIA reports annually to the board on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments, on the SEC's website at www.sec.gov, and without charge, upon request by calling 1-800-373-9387. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYIA, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Policies can be found in Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, such as the Trust, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Trust's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable

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to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trust intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, such as the funds, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
ADRs	American Depositary Receipts and American Depositary Shares

Adviser	BNYIA and/or one or more Sub-Advisers, as applicable to the relevant fund or funds

Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor

Affiliated Entity	An affiliate of BNYIA that, along with BNYIA, employs fund portfolio managers who are dual employees of BNYIA and such affiliate

AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BHC	Certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.

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Term	Meaning

BNY	The Bank of New York Mellon Corporation; BNY Mellon and BNY Mellon are the corporate brands of The Bank of New York Mellon Corporation
BNY Affiliates	Various affiliates of BNY
BNY Wealth Advisors	A division of BNY Mellon Securities Corporation, an indirect subsidiary of BNY
BNY Wealth Brokerage Clients	Brokerage clients of BNY Wealth Advisors or BNY Wealth Direct
BNY Wealth	The asset allocator of BNY Mellon Asset Allocation Fund, and BNY Mellon Mid-Cap Multi-Strategy Fund
BNY Wealth Direct	A division of BNY Mellon Securities Corporation, an indirect subsidiary of BNY

BNY	BNY and its direct and indirect subsidiaries, including BNYIA
BNYIA	BNY Mellon Investment Adviser, Inc.

Boston Partners	Boston Partners Global Investors, Inc.
CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Custodian	The Bank of New York Mellon

Designated BHCs	BHCs which one or more Funds or other investment accounts over which BNY, in the aggregate, exercises sole voting discretion with respect to 5% or more of any class of voting stock of the BHC
Directly-Advised Funds	Funds that are advised by BNYIA and are not Multi-Strategy Funds

Distributor	BNY Mellon Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	Dreyfus, a division of Mellon Investments Corporation

Dreyfus Corp.	The Dreyfus Corporation, prior to its rebranding as BNYIA
Dreyfus Government Fund	Dreyfus Government Cash Management, a money market fund advised by BNYIA into which certain fund shares may be exchanged

EDRs	European Depositary Receipts

Eligible Shares	Shares of certain funds in the BNY Mellon Family of Funds that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares

ETFs	Exchange-traded funds
ETNs	Exchange-traded notes

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
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Term	Meaning

Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds	BNY Mellon Asset Allocation Fund
GCM	Geneva Capital Management LLC d/b/a Geneva Capital Management
GDRs	Global Depositary Receipts
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
Glass Lewis	Glass Lewis & Co.
GNMA	Government National Mortgage Association

INA	Insight North America LLC

In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the Trust
Individual Accounts	Separate accounts in which Class M shares (held by persons other than Wealth Clients) or Investor shares (owned by Individual Clients) are held
Institutional Investors

Institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the Distributor, and except as otherwise may be approved by BNY Wealth with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million, and certain institutional clients of a BNY investment advisory subsidiary, provided that such clients are approved by BNY Wealth and make an initial investment in Class M shares of a fund of at least $1 million

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the Trust
Investment Advisory Firm Clients	High net worth and related clients of an Investment Advisory Firm
Investment Advisory Firms

Certain investment advisory firms that make an initial investment in a fund of at least $1 million on behalf of their Investment Advisory Clients, provided that such firms are approved by BNY Wealth and invest in the fund through an omnibus account

IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Lending Agent	The Bank of New York Mellon

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Term	Meaning

LIBOR

London Interbank Offered Rate, which is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations

MLP	Master limited partnership
Moody's	Moody's Investors Service, Inc.
Multi-Strategy Funds	BNY Mellon Asset Allocation Fund, BNY Mellon Mid Cap Multi-Strategy Fund, and BNY Mellon Small Cap Multi-Strategy Fund
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

Nasdaq	Nasdaq, Inc.
NAV	Net asset value
Newton	NIM and NIMNA
NIMNA	Newton Investment Management North America, LLC
NIM	Newton Investment Management Limited
NFA	National Futures Association
NYSE	NYSE Euronext
Premier Class Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon Mid-Cap Multi-Strategy Fund and BNY Mellon National Intermediate Municipal Bond Fund
Primary Employer	Primary employer of a fund's portfolio managers
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Qualified Employee Benefit Plans

Certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Wealth to invest in one or more funds, that are not Wealth Clients and that are serviced by an administrator or recordkeeper with which BNYIA and/or certain of its affiliates have entered into an agreement

Rating Agencies	S&P Global Ratings, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit

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Term	Meaning

Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code
S&P Global Ratings	A division of S&P Global Inc.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents

Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor, including BNY Affiliates (for Wealth Clients), Investment Advisory Firms (for Investment Advisory Clients), BNY Wealth Advisors or BNY Wealth Direct (for BNY Wealth Brokerage Clients) and the plan sponsor (for Qualified Employee Benefit Plan Accounts)

SOFR

Secured Overnight Funding Rate, which is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions

State Municipal Bonds	Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Sub-Advised Funds	Funds that use a Sub-Adviser, unless such fund is a Multi-Strategy Fund
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	BNY Mellon Transfer, Inc.
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon Funds Trust
Underlying Funds	Underlying funds, as described in the prospectus, in which a Fund of Funds may invest
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Wealth Clients	Wealth Clients of BNY that maintain qualified fiduciary, custody, advisory or other accounts with BNY Affiliates

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Term	Meaning

Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

BNY Wealth

BNY Wealth, through its Proxy Voting Committee (the "Proxy Voting Committee"), will apply detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "BNY Wealth Voting Guidelines").1 BNY Wealth, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, inc1uding the funds.

[1] There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which BNY Wealth seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the BNY Wealth Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").

Securities of Non-U.S. Companies and Securities Out on Loan. It is BNY Wealth's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNY Wealth has voting authority. However, situations may arise in which BNY Wealth cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, BNY Wealth will weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, BNY Wealth will seek to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. BNY Wealth generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, BNY Wealth typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.

Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases, the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. BNY Wealth seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYIA, BNY Wealth, the fund's principal underwriter (the "Distributor"), or any affiliated person of the fund, BNYIA, BNY Wealth or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, predetermined proxy voting guidelines (the applicable

Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC ("Glass Lewis" and, together with ISS, the "Proxy Advisors")) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is BNY Wealth's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, BNY Wealth will engage a third party as an independent fiduciary to vote all proxies for securities of The Bank of New York Mellon Corporation ("BNY"), and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving BNY Wealth and/or BNY Wealth employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide BNY Wealth with instructions as to how to vote such proxy. In the latter case, BNY Wealth will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee will direct ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed BNY Wealth is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by BNY Wealth.

Insight North America LLC

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

• Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

• Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

• Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

• Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

• The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

• The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

• Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

• Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

• Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

• Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

• Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

• Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

• Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

• Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

• Transparent: Remuneration arrangements should be transparent and should avoid complexity.

• Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

• make a financial gain or avoid a financial loss at the expense of the Client

• present material differences in the thoughts of two PM's who own the same security

• benefit if it puts the interest of one Client over the interests of another Client

• gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

• obtain a higher than usual benefit from a third party in relation to a service provided to the Client

• receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

• create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g., sponsors of pension schemes). This includes financial and ESG considerations.

• create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

• removing certain Insight personnel from the proxy voting process

• walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

• voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

• Casting votes on behalf of Clients

• Voting Policy: Oversee and set the Proxy Voting Policy

• Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

• Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

• Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

• Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

• Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senior Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

US Proxy Reporting: Form N-PX

Rule 14Ad-1 under the Securities Exchange Act of 1934 ("Exchange Act") requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each "say-on-pay" and "say-on-frequency" vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY's Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1. The PVG will ensure data required to satisfy INA's Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights1 are exercised;

• Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;

• Address potential material conflicts of interest that may arise; and

1 We do not acquire or hold securities to influence control of management under Rules 13d-1(b) and 13d-1(c) of the Securities Exchange Act of 1934. Any expression of our views or voting policy during meetings is not intended, and should not be construed, as an indication of voting intentions, support for any action, or an attempt to influence management control.

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.

All voting decisions are based on Newton's voting guidelines. We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company. This is in line with Newton's investment process that focuses on the long-term success of the investee company. Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely.

In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to adversely affect the value of clients' holdings. Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place. In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.

Newton's Governance Principles and Voting Guidelines are available on our website and on demand.

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform. Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.

The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment.

An electronic voting service is employed to submit voting decisions.

Voting Service Providers

Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.

Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Governance Principles and Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, the application of Newton's bespoke voting policy and analysis drawn from internal and external research, as applicable and without consideration of any Newton or BNY client relationship factors;

II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and

III. internal oversight groups.

Where a potential material conflict of interest exists between Newton, BNY, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

All instances where a potential material conflict of interest has been recognized and where Newton engages its proxy voting service provider are disclosed in our annual stewardship report.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy (https://www.newtonim.com/global/special-document/conflict-of-interest-policy). Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy.

Disclosures and Reporting

We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.

We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions.

Newton's Governance Principles and Voting Guidelines describes our approach to the exercise of voting rights and are available on our website and on demand.

Newton's Governance Principles and Voting Guidelines document and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients upon request. Newton will provide clients with a copy of its policies noted above upon request, as well as information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs. The nature of our relationship has allowed us to agree to a recommended list of restricted securities for the purposes of lending. This list is updated on a quarterly basis.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. This includes Newton's approach to the exercise of voting rights.

Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

*BNY MELLON FUNDS TRUST
(formerly, Mellon Funds Trust)
(formerly, MPAM Funds Trust)

PART C
OTHER INFORMATION

Item 28. Exhibits

(a)(1) Registrant's Amended and Restated Agreement and Declaration of Trust, dated June 5, 2000, is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 7, 2000.

(a)(2) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated December 17, 2002, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed December 23, 2004.

(a)(3) Articles of Amendment, dated March 11, 2008, are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 27, 2008.

(a)(4) Certificate of Designation, related to BNY Mellon International Equity Income Fund, dated September 16, 2011, is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed December 28, 2011("Post-Effective Amendment No. 40").

(a)(5) Certificate of Designation, related to BNY Mellon Corporate Bond Fund, dated December 6, 2011, is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 40.

(a)(6) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated April 4, 2014, is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed December 24, 2014 ("Post-Effective Amendment No. 53").

(a)(7) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated October 9, 2014, is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 53.

(a)(8) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated March 8, 2016, is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed May 27, 2016 ("Post-Effective Amendment No. 59").

(a)(9) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated April 14, 2016, is incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 59.

(a)(10) Certificate of Amendment to the Amended and Restated Declaration of Trust, dated March 7, 2017 is incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed March 24, 2017 ("Post-Effective Amendment No. 64").

(b) Registrant's Amended and Restated By-Laws, dated July 1, 2011, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A, filed December 26, 2019 ("Post-Effect Amendment No. 70").

(c) Instruments defining the rights of holders of Registrant's securities are incorporated by reference to Articles III, V, VI, VIII and IX of Registrant's Amended and Restated Agreement and Declaration of Trust (see (a)(1) above) and Articles 9 and 11 of Registrant's Amended and Restated By-Laws (see (b) above).

(d)(1) Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and the Registrant, dated June 14, 2000, as amended as of September 1, 2023 is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 77 to the Registration Statement of Form N-1A, filed December 27, 2023 ("Post-Effective Amendment No. 77").

(d)(2) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Geneva Capital Management LLC, with respect to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, dated March 17, 2020, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 72 to the Registration Statement on Form N-1, filed May 5, 2020.

(d)(3) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Boston Partners Global Investors, Inc., with respect to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, dated March 17, 2020, is incorporated by reference to Exhibit (d)(4) of Post-Effect Amendment No. 70.

(d)(4) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management North America, LLC, with respect to BNY Mellon Income Stock Fund, BNY Mellon International Equity Income Fund, BNY Mellon International Fund, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund, dated September 1, 2021, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 74.

(d)(5) Letter Agreement between BNY Mellon Adviser, Inc. and Newton Investment Management North America, LLC, regarding BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, dated March 31, 2023 revised July 25, 2023 is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 77.

(d)(6) Sub-Sub-Investment Advisory Agreement between Newton Investment Management North America, LLC. and Newton Investment Management Limited, regarding BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, dated March 31, 2023 is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 77.

(d)(7) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited, with respect to BNY Mellon Emerging Markets Fund, dated September 13, 2022, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A, filed October 14, 2022 ("Post-Effective Amendment No. 75").

(d)(8) Letter Agreement between BNY Mellon Adviser, Inc. and Newton Investment Management Limited, regarding BNY Mellon Emerging Markets Fund, dated March 31, 2023 is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 77.

(d)(9) Sub-Sub-Investment Advisory Agreement between Newton Investment Management. Limited and Newton Investment Management North America, LLC., regarding BNY Mellon Emerging Markets Fund, dated March 31, 2023 revised June 30, 2023 is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 77.

(d)(10) Expense Limitation Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon Asset Allocation Fund, effective December 31, 2025.*

(d)(11) Expense Limitation Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon National Short-Term Municipal Bond Fund, effective December 31, 2025.*

(d)(12) Fee Waiver Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon International Fund, effective December 31, 2025.*

(d)(13) Fee Waiver Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon Emerging Markets Fund, effective December 31, 2025.*

(d)(14) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, with respect to BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund, dated October 1, 2025.*

(e)(1) Amended and Restated Distribution Agreement, between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effect Amendment No. 70.

(e)(2) Form of Broker-Dealer Selling Agreement, is incorporated by reference to Exhibit (e)(2) of Post-Effect Amendment No. 70.

(e)(3) Form of Bank Selling Agreement, is incorporated by reference to Exhibit (e)(3) of Post-Effect Amendment No. 70.

(f) Not Applicable.

(g)(1) Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed December 29, 2010.

(g)(2) Amendment to Custody Agreement, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed December 27, 2013.

(g)(3) Second Amendment to Custody Agreement, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, filed December 27, 2016.

(g)(4) Third Amendment to Custody Agreement (Operating Accounts Amendment) between the Registrant and The Bank of New York Mellon, dated April 1, 2023 is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 77.

(h)(1) Transfer Agency Agreement between the Registrant and BNY Mellon Transfer Inc. (formerly Dreyfus Transfer, Inc.), dated May 29, 2012, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed December 28, 2012 ("Post-Effective Amendment No. 47").

(h)(2) Amendment No. 1 to Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc. (formerly, Dreyfus Transfer, Inc.), dated September 3, 2021 is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 76.

(h)(3) Amended and Restated Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc., effective January 1, 2025.*

(h)(3) Administration Agreement between the Registrant and The Bank of New York Mellon, dated June 14, 2000, as amended as of June 3, 2019, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 74.

(h)(4) Shareholder Services Plan, dated May 9, 2001, as revised March 8, 2016, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 59.

(h)(5) Fund of Funds Investment Agreement between the Registrant, on behalf of BNY Mellon Income Stock Fund and Northern Lights Fund Trust, on behalf of PFG BNY Mellon Diversifier Strategy Fund, dated December 15, 2021, effective January 19, 2022 is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 77.

(i) Opinion and Consent of Registrant's counsel.*

(j) Consent of Independent Registered Public Accounting Firm.*

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 59.

(n)(1) Amended and Restated Rule 18f-3 Plan, adopted March 5 2025, amended as of July 31, 20220, revised as of November 29, 2024.*

(n)(2) Amended and Restated Rule 18f-3 Plan, as revised December 5, 2023 is incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 77.

(o) Not Applicable.

(p)(1) Code of Ethics of The Bank of New York Mellon Corporation, BNY Mellon Investment Adviser, Inc., Insight North America LLC, Newton Investment Management Limited and Newton Investment Management North America, LLC, revised March 31, 2021 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 77.

(p)(2) Code of Ethics of Boston Partners Global Investors, Inc. (formerly Robeco Investment management, Inc.) is incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 47.

(p)(3) Code of Ethics of Nonmanagement Board Members of Registrant, is incorporated by reference to Exhibit (p)(3) of Post-Effect Amendment No. 70.

(p)(4) Code of Ethics of Geneva Capital Management LLC. (a subsidiary of Janus Henderson Investors) is incorporated by reference to exhibit (p)(5) of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A, filed December 27, 2017.

Other Exhibits

(1) Power of Attorney, effective March 31, 2025.*

________________

* Filed herewith.

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

EX-101.SCH XBRL Taxonomy Extension Schema Document.

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Item 29. Persons Controlled by or Under Common Control with Registrant

 Not Applicable.

Item 30. Indemnification

(a) The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office

(c)  The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 31(a). Business and Other Connections of Investment Adviser

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is investment adviser to the Registrant. BNYM Investment Adviser and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. BNYM Investment Adviser also serves as sub-investment adviser to and/or administrator of other investment companies. BNY Mellon Securities Corporation, a wholly-owned subsidiary of

BNYM Investment Adviser, serves primarily as a registered broker-dealer of shares of other investment companies sponsored by BNYM Investment Adviser and other investment companies for which BNYM Investment Adviser acts as an investment adviser, sub-investment adviser or administrator.

Item 31(b). Business and Other Connections of Sub-Investment Advisers.

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Geneva Capital Management LLC ("Geneva"), the sub-investment adviser to the Geneva Mid Cap Growth Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Geneva, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Geneva (SEC File No. 801-28444).

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Boston Partners Global Investors, Inc. ("Boston Partners"), the sub-investment adviser to the Boston Partners Mid Cap Value Strategy of BNY Mellon Mid Cap Multi-Strategy Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Boston Partners, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Advisers Act by Boston Partners (SEC File No. 801-61786).

The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Insight North America LLC, the sub-investment adviser of the Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Insight North America LLC, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Insight North America LLC (SEC File No. 801-69964).

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Newton Investment Management North America, LLC ("NIMNA"), the sub-investment adviser to Registrant's BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon International Equity Income Fund, BNY Mellon International Fund, BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by NIMNA or that firm's officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by NIMNA (SEC File No. 801-120501).

Registrant is fulfilling the requirement of this Item 3 to provide a list of the officers and directors of Newton Investment Management Limited ("NIM"), the sub-investment adviser of the Registrant's BNY Mellon Emerging Markets Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by NIM, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by NIM (SEC File No. 801-42114).

Item 31. Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Kenneth Bradle Vice President and Director	BNY Mellon Investment Adviser, Inc. ++	Director Vice President	10/20 – Present 6/19 – Present

	BNY Mellon Securities Corporation++	Director President	10/20 – Present 5/09 – Present

	BNY Mellon Transfer, Inc.++	Chairman Director	6/19 – Present 10/20 – Present

	The Bank of New York Mellon++	Vice President	2/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses		Position Held	Dates

David DiPetrillo Vice President and Director	BNY Mellon Advisors, Inc. †††††††	Director	12/23 – Present

	BNY Mellon Asset Management Canada Ltd. ********	Director	3/23 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Chief Executive Officer Manager	12/23 – Present 10/20 – Present

	BNY Mellon ETF Trust++	President	3/20 – Present

	BNY Mellon ETF Trust II++	President	6/24 – Present

	BNY Mellon Family of Funds++	President	1/21 – Present

	BNY Mellon Investment Adviser, Inc. ++	Director and Vice President	2/21 – Present

	BNY Mellon Investor Solutions, LLC*	Manager	1/20 – 1/24

	BNY Mellon Securities Corporation++	Director and Executive Vice President	1/21 – Present

	DTR Commodity Fund Ltd. #########	President Director	8/21 – Present 10/21 – 2/23

	GRR Commodity Fund Ltd. #########	President Director	8/21 – Present 10/21 – 2/23

	The Bank of New York Mellon++		Vice President	1/20 – Present

Bushra Mannan Vice President and Director	Alternative Holdings II, LLC**		Manager President	3/23 – Present 7/23 – Present

	BNY Mellon Investment Adviser, Inc. ++		Director Vice President	8/23 – Present 12/21 – Present

	CenterSquare Investment Management Holdings, Inc. +++		Director	3/23 – 2/25

	DTR Commodity Fund Ltd. #########		Director	2/23 – Present

	GRR Commodity Fund Ltd. #########		Director	2/23 – Present

	Mellon Global Investing Corp. +		Chair, Chief Executive Officer, and President Director	11/23 – Present 6/23 – Present

	The Bank of New York Mellon++		Director	1/22 – Present

Irene Papadoulis Director	BNY Mellon Investment Adviser, Inc. ++		Director	8/23 – Present
	BNY Mellon Securities Corporation++		Director Executive Vice President	3/23 – Present 1/06 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Transfer, Inc. ++	Director	2/24 – Present
		President	12/12 – Present

	The Bank of New York Mellon++	Vice President	9/19 – Present

Peter M. Sullivan Chief Legal Officer	BNY Mellon Family of Funds++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 6/19 – Present

	BNY Mellon ETF Trust++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 3/20 – Present

	BNY Mellon ETF Trust II++	Chief Legal Officer Vice President and Assistant Secretary	6/24 – Present 6/24 – Present

	BNY Mellon Funds Trust++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 3/19 – Present

	BNY Mellon Investment Adviser, Inc.++	Chief Legal Officer	7/21 – Present

John Squillace Chief Compliance Officer	BNY Mellon ETF Investment Adviser, LLC++	Chief Compliance Officer	5/24 – 11/25

	BNY Mellon ETF Trust++	Chief Compliance Officer	5/24 – 11/25

	BNY Mellon ETF Trust II++	Chief Compliance Officer	6/24 – 11/25

Gregory Pasquale Chief Financial Officer	BNY Mellon Asset Management Operations LLC^^	Treasurer	12/22 – 12/22

	BNY Mellon Investment Adviser, Inc.++	Chief Financial Officer	1/21 – Present

	BNY Mellon Securities Corporation++	Chief Financial Officer and Treasurer	1/21 – Present

	BNY Mellon Transfer, Inc. ++	Chief Financial Officer and Treasurer	1/21 – Present

Joseph Pigott Chief Risk Officer	BNY Mellon Advisors, Inc. †††††††	Chief Risk Officer	5/24 – Present
	BNY Mellon Investment Adviser, Inc.++	Chief Risk Officer	3/24 – Present

	BNY Mellon Securities Corporation++	Chief Risk Officer	2/24 – Present

Ping Jiang Director of Investment Oversight	BNY Mellon Investment Adviser, Inc. ++	Director of Investment Oversight	8/24 – Present

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Adviser, Inc.++	Vice President – Distribution	7/16 – Present
	BNY Mellon Securities Corporation++	Executive Vice President	3/18 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	The Bank of New York Mellon++	Vice President	7/09 – Present

James Windels Vice President and Director	BNY Mellon ETF Trust++	Treasurer	3/20 – Present

	BNY Mellon ETF Trust II++	Treasurer	6/24 – Present

BNY Mellon ETF Investment Adviser, LLC++	Vice President	7/22 – Present

	BNY Mellon Family of Funds++	Treasurer	11/01 – Present
	BNY Mellon Funds Trust ++	Treasurer	11/01 – Present
	BNY Mellon Investment Adviser, Inc.++	Director	2/23 – Present
		Vice President	9/20 – Present

	BNY Mellon Securities Corporation++	Vice President	1/06 – Present

	DTR Commodity Fund Ltd. #########	Treasurer	7/16 – Present

	GRR Commodity Fund Ltd. #########	Treasurer	8/19 – Present

Joseph Martella Vice President	BNY Mellon Family of Funds++	Vice President	3/22 – Present
	BNY Mellon ETF Trust++	Vice President	3/22 – Present

	BNY Mellon ETF Trust II++	Vice President	6/24 – Present

BNY Mellon Investment Adviser, Inc. ++	Vice President	12/22 – Present

	DTR Commodity Fund Ltd. #########	Vice President	2/23 – Present

	GRR Commodity Fund Ltd. #########	Vice President	2/23 – Present

Michael Stalzer	BNY Mellon Investment Adviser, Inc. ++	Vice President	4/24 – Present
Vice President
	The Bank of New York Mellon++	Vice President	3/22 – Present

Robert Pomeroy Vice President – Derivative Risk Management	BNY Mellon Investment Adviser, Inc. ++	Vice President – Derivative Risk Management	12/21 – Present

Vivian Herrera Vice President – Tax	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present
	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Brokerage Holding LLC**	Vice President – Tax	5/21 – 9/23

Alcentra NY, LLC++	Assistant Treasurer – Tax	5/21 – 11/22

Alcentra US, Inc.†	Assistant Treasurer – Tax	5/21 – 11/22

Alternative Holdings I, LLC**	Assistant Treasurer – Tax	5/21 – 9/25

Alternative Holdings II, LLC**	Assistant Treasurer – Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	5/21 – Present

Archer Holdco, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

Archer IMS, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

Asset Recovery IV, LLC**	Assistant Treasurer	5/21 – 4/23

Asset Recovery V, LLC**	Assistant Treasurer	5/21 – 4/23

Asset Recovery XIX, LLC**	Assistant Treasurer	5/21 – 4/23

Asset Recovery XX, LLC**	Assistant Treasurer	5/21 – 9/25

Asset Recovery XXII, LLC**	Assistant Treasurer	5/21 – 4/23

B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	7/21 – Present

BNY Administrative Services LLC**	Assistant Treasurer –Tax	5/21 – Present

BNY Alcentra Group Holdings, Inc.†††	Assistant Treasurer –Tax	5/21 – 11/22

BNY Aurora Holding Corp. ++	Vice President	5/21 – Present

BNY Capital Corporation**	Vice President – Tax	7/21 – Present

BNY Capital Funding LLC++	Assistant Treasurer – Tax Manager	4/21 – 3/24 3/22 – Present

BNY Capital Markets Holdings, Inc. ++	Assistant Treasurer – Tax	3/22 – Present

BNY Capital Resources Corporation++	Assistant Treasurer –Tax	5/21 – Present

BNY Foreign Holdings, Inc. ++	Vice President – Tax	1/22 – 8/23
Assistant Treasurer – Tax	8/23 – Present

BNY International Financing Corporation++	Vice President	1/25 – Present

BNY Investment Management Services LLC#	Assistant Treasurer –Tax	5/21 – Present

BNY Lease Equities (Cap Funding) LLC++	Assistant Treasurer –Tax	5/21 – Present

BNY Mellon Advisors, Inc. †††††††	Assistant Treasurer – Tax	5/21 – Present

BNY Mellon Asset Management Operations LLC^^	Assistant Treasurer	5/21 – 12/22

BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	5/21 – Present

BNY Mellon ETF Investment Adviser, LLC++	Assistant Treasurer – Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

BNY Mellon Government Securities Services Corp.++	Vice President –Tax	5/21 – Present

BNY Mellon Insurance Agency, Inc.++	Vice President – Tax	5/21 – Present

BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	5/21 – Present

BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	5/21 – Present

BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	8/21 – Present

BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	8/21 – Present

BNY Mellon Investor Solutions, LLC*	Assistant Treasurer – Tax	7/21 – 1/24

BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer –Tax	5/21 – Present

BNY Mellon Securities Corporation++	Vice President - Tax	5/21 – Present

BNY Mellon Trust Company of Illinois	Assistant Treasurer – Tax	5/21 – Present

BNY Mellon Trust of Delaware#	Assistant Treasurer	5/21 – Present

BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	6/21 – Present

BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

BNY Partnership Funding LLC++	Assistant Treasurer –Tax	5/21 – Present

BNY Real Estate Holdings LLC++	Assistant Treasurer – Tax	4/21 – Present

BNY Salvage Inc. ++	Assistant Treasurer –Tax	5/21 – Present

BNY-N.J. II Corp. ++	Assistant Treasurer – Tax	8/21 – 9/24

CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	5/21 – 2/25

ClearSky Subsidiary, LLC++	Assistant Treasurer –Tax	11/24 – 8/25

Colson Services Corp. ++	Assistant Treasurer –Tax	6/21 – Present

Eagle Access LLC++	Assistant Treasurer –Tax	6/21 – Present

Eagle Investment Systems LLC++	Assistant Treasurer –Tax	6/21 – Present

ECM DE, LLC++	Assistant Treasurer –Tax	5/21 – Present

iNautix (USA) LLC###	Assistant Treasurer – Tax	5/21 – 7/25

Insight North America LLC++	Assistant Treasurer - Tax	5/21 – Present

Madison Pershing LLC###	Assistant Treasurer – Tax	8/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

MBC Investments Corporation#	Assistant Treasurer –Tax	5/21 – Present

Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	5/21 – Present

Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/21 – Present

Mellon Hedge Advisors, LLC*	Assistant Treasurer	5/21 – Present

Mellon Holdings LLC++	Assistant Treasurer – Tax	5/21 – Present

Mellon Investments Corporation+	Vice President – Tax	10/21 – Present

Mellon Leasing Corporation+	Assistant Treasurer –Tax	5/21 – Present

Mellon Overseas Investment Corporation++	Assistant Treasurer –Tax	5/21 – Present

Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	5/21 – Present

MUNB Loan Holdings, LLC**	Assistant Treasurer	5/21 – 9/25

National Residential Assets Corp. ++	Assistant Treasurer –Tax	5/21 – Present

Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	5/21 – Present

PAS Holdings LLC++	Assistant Treasurer – Tax	8/21 – Present

pControl North America Inc. ^^	Assistant Treasurer – Tax	10/21 – Present

Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	5/21 – Present

Pershing Group LLC###	Assistant Treasurer –Tax	5/21 – Present

Pershing Investments LLC++	Assistant Treasurer – Tax	8/21 – Present

Pershing LLC###	Assistant Treasurer –Tax	5/21 – Present

Pershing X, Inc. †††††††	Assistant Treasurer – Tax	7/21 – Present

TBC Securities Co., Inc.*	Assistant Treasurer –Tax	5/21 – Present

Technology Services Group, Inc.++	Assistant Treasurer – Tax Agent	12/21 – Present 12/21 – Present

Tennessee Processing Center LLC++	Assistant Treasurer	3/22 – Present

Agent	3/22 – 2/25

The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	5/21 – Present

xBK LLC^^	Assistant Treasurer –Tax	5/21 – Present

Dennis Rimkunas Vice President – Tax	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present
1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Agency Brokerage Holding LLC**	Vice President – Tax	8/22 – 9/23

Alcentra NY, LLC++	Assistant Treasurer – Tax	7/22 – 11/22

Alcentra US, Inc.†	Assistant Treasurer – Tax	7/22 – 11/22

Alternative Holdings I, LLC**	Assistant Treasurer – Tax	9/22 – 9/25

Alternative Holdings II, LLC**	Assistant Treasurer – Tax	9/22 – Present

AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	11/22 – Present

Archer Holdco, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

Archer IMS, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

Asset Recovery IV, LLC**	Assistant Treasurer	6/22 – 4/23

Asset Recovery V, LLC**	Assistant Treasurer	6/22 – 4/23

Asset Recovery XIX, LLC**	Assistant Treasurer	6/22 – 4/23

Asset Recovery XX, LLC**	Assistant Treasurer	6/22 – 9/25

Asset Recovery XXII, LLC**	Assistant Treasurer	6/22 – 4/23

B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	3/23 – Present

BNY Administrative Services LLC**	Assistant Treasurer –Tax	6/22 – Present

BNY Aurora Holding Corp. ++	Vice President	10/22 – Present

BNY Capital Corporation**	Vice President – Tax	3/25 – Present

BNY Capital Funding LLC++	Assistant Treasurer – Tax	3/22 – Present
BNY Capital Markets Holdings, Inc. ++	Assistant Treasurer – Tax	3/25 – Present

BNY Capital Resources Corporation++	Assistant Treasurer –Tax	3/22 – Present

BNY Foreign Holdings, Inc. ++	Assistant Treasurer – Tax	8/23 – Present

BNY International Financing Corporation++	Vice President	1/25 – Present

BNY Investment Management Services LLC#	Assistant Treasurer –Tax	3/22 – Present

BNY Lease Equities (Cap Funding) LLC++	Assistant Treasurer –Tax	4/22 – Present

BNY Mellon Advisors, Inc. †††††††	Assistant Treasurer – Tax	3/22 – Present

BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	9/22 – Present

BNY Mellon ETF Investment Adviser,	Assistant Treasurer – Tax	7/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

LLC++

BNY Mellon IHC, LLC++	Assistant Treasurer – Tax	4/22 – Present

BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	4/25 – Present

BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	6/22 – Present

BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	2/24 – Present

BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	2/24 – Present

BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer –Tax	12/22 – Present

BNY Mellon Securities Corporation++	Vice President - Tax	7/22 – Present

BNY Mellon Trust Company of Illinois	Assistant Treasurer – Tax	3/22 – Present

BNY Mellon Trust of Delaware#	Assistant Treasurer	11/24 – Present

BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	11/23 – Present

BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

BNY Partnership Funding LLC++	Assistant Treasurer –Tax	3/22 – Present

BNY Real Estate Holdings LLC++	Assistant Treasurer – Tax	5/22 – Present

BNY Salvage Inc. ++	Assistant Treasurer –Tax	6/22 – Present

BNY-N.J. II Corp. ++	Assistant Treasurer	8/23 – 9/24

CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	12/22 – 2/25

ClearSky Subsidiary, LLC++	Assistant Treasurer –Tax	11/24 – 8/25

Colson Services Corp. ++	Assistant Treasurer –Tax	11/23 – Present

Eagle Access LLC++	Assistant Treasurer –Tax	3/22 – Present

Eagle Investment Systems LLC++	Assistant Treasurer –Tax	3/22 – Present

ECM DE, LLC++	Assistant Treasurer –Tax	8/23 – Present

iNautix (USA) LLC###	Assistant Treasurer – Tax	12/22 – 7/25

Insight North America LLC++	Assistant Treasurer - Tax	4/22 – Present

Madison Pershing LLC###	Assistant Treasurer – Tax	8/24 – Present

MBC Investments Corporation#	Assistant Treasurer –Tax	5/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	12/23 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	12/22 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	12/22 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	7/22 – Present

	Mellon Investments Corporation+	Vice President – Tax	2/23 – Present

	Mellon Leasing Corporation+	Assistant Treasurer - Tax	6/25 - Present

	Mellon Overseas Investment Corporation++	Assistant Treasurer –Tax	5/22 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	11/22 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	7/23 – 9/25

	National Residential Assets Corp. ++	Assistant Treasurer –Tax	9/22 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	4/22 – Present

	PAS Holdings LLC++	Assistant Treasurer – Tax	3/25 – Present

	pControl North America Inc. ^^	Assistant Treasurer – Tax	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	6/22 – Present

	Pershing Group LLC###	Assistant Treasurer –Tax	7/22 – Present

	Pershing Investments LLC++	Assistant Treasurer – Tax	2/25 – Present

	Pershing LLC###	Assistant Treasurer –Tax	7/22 – Present

	Pershing X, Inc. †††††††	Assistant Treasurer – Tax	4/22 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer –Tax	12/22 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax	2/23 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer– Tax	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	12/22 – Present

	xBK LLC^^	Assistant Treasurer –Tax	12/22 – Present

Reza Sarmasti	Alternative Holdings II, LLC	Assistant Treasurer – Tax	9/25 – Present
Vice President – Tax
	B.N.Y. Holdings (Delaware) Corporation#	Vice President	9/08 – Present

	BNY Administrative Services LLC**	Manager	11/15 – Present
		Vice President	11/15 – Present
		Assistant Treasurer –Tax	8/25 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

BNY Alcentra Group Holdings, Inc. †††	Vice President	4/07 – 11/22

BNY Aurora Holding Corp. ++	Vice President	5/06 – Present

BNY Capital Corporation**	Vice President	4/08 – Present

BNY Capital Funding LLC++	Vice President	7/07 – Present

BNY Capital Markets Holdings, Inc. ++	Vice President	9/08 – Present

BNY Capital Resources Corporation++	Treasurer	9/08 – Present
Vice President	7/07 – Present

BNY Foreign Holdings, Inc. ++	Assistant Treasurer - Tax	6/25 - Present
Vice President	8/08 – Present

BNY Mellon ETF Investment Adviser, LLC	Assistant Treasurer - Tax	9/25 – Present

BNY International Financing Corporation++	Vice President	4/07 – Present

BNY Investment Management Services LLC#	Manager Managing Director	7/22 – Present 7/22 – Present
BNY Lease Equitities (Cap Funding) LLC++	Vice President Corporate Tax Manager	7/07 – Present 11/10 – Present
Managing Director Assistant Treasurer	7/17 – Present 6/25 – Present

BNY Mellon Advisors, Inc. †††††††	Vice President	1/08 – 2/24

BNY Mellon Insurance Agency, Inc. ++	Vice President – Tax	4/25 – Present

BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	2/25 – Present

BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	2/25 – Present

BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer – Tax	11/24 – Present

BNY Mellon RCC, LLC++	Manager	6/11 – Present

BNY Mellon Securities Corporation	Vice President – Tax	9/25 – Present

BNY Mellon Trust Company of Illinois	Managing Director Assistant Treasurer – Tax	12/09 – Present 5/25 – Present

BNY Mellon Trust of Delaware#	Vice President	5/08 – Present

BNY Mellon US Services Holdings LLC	Assistant Treasurer – Tax	9/25 – Present

BNY Partnership Funding LLC	Manager President	3/22 – Present 3/22 - Present

BNY Real Estate Holdings LLC++	4/07 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Manager President	3/22 – Present

BNY Salvage Inc. ++	Assistant Treasurer – Tax Vice President	1/25 – Present 4/09 – Present

BNY-N.J. II Corp. ++	Vice President	6/08 – 9/24

Colson Services Corp. ++	Vice President Assistant Treasurer – Tax	7/07 – Present 7/25 – Present

ECM DE, LLC++	Assistant Treasurer – Tax Manager President	4/25 – Present 7/20 – Present 7/20 – Present

Eagle Access LLC++	Assistant Treasurer – Tax	5/25 – Present

Insight North America LLC++	Assistant Treasurer – Tax	5/25 – Present

Madison Pershing LLC###	Assistant Treasurer – Tax Vice President	3/25 – Present 7/07 – Present

Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	12/24 – Present

Mellon Global Investing Corp. +	Assistant Treasurer – Tax	7/20 – Present

Mellon Leasing Corporation+	Assistant Treasurer - Tax	6/25 - Present
Director	7/07 – Present
Managing Director	7/23 – Present
Vice President	9/08 – 7/23

Mellon Overseas Investment Corporation++	Director Vice President	2/22 – Present 5/15 – Present

Mellon Residential Funding Corporation	Assistant Treasurer - Tax	11/25 – Present

MUNB Loan Holdings, LLC++	Assistant Treasurer	6/25 – 9/25

PAS Holdings LLC++	Assistant Treasurer – Tax Vice President	3/25 – Present 8/07 – Present

pControl North America Inc.	Assistant Treasurer – Tax	9/25 – Present

Pershing Advisor Solutions LLC###	Vice President	10/08 – 6/23

Pershing Group LLC###	Vice President Managing Director	10/08 – 6/23 7/07 – 7/23

Pershing Investments LLC++	Assistant Treasurer – Tax Vice President	2/25 – Present 7/07 – Present

Pershing LLC###	Managing Director	11/08 – Present

Pershing X, Inc. †††††††	Assistant Treasurer – Tax	2/25 – Present

TBC Securities Co., Inc. *	Assistant Treasurer – Tax	12/04 – Present

Technology Services Group, Inc. ++	Assistant Treasurer –	11/17 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

		Tax Vice President	8/20 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer – Tax Vice President	2/19 – Present 5/07 – Present

	The Bank of New York Mellon Trust Company, National Association	Assistant Treasurer	10/25 – Present

Christopher O’Connor	BNY Mellon Investment Adviser, Inc. ++	Chief Administrative Officer	4/24 – Present
Chief Administrative Officer
	BNY Mellon Securities Corporation++	Executive Vice President	12/11 – Present

	The Bank of New York Mellon++	Vice President	1/20 – Present

Susan Maroni Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	6/24 – Present
	1784 Alternatives Management, LLC++	Assistant Secretary	8/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery IV, LLC++	Secretary	6/22 – 4/23

	Asset Recovery V, LLC++	Secretary	6/22 – 4/23

	Asset Recovery XIX, LLC ++	Secretary	6/22 – 4/23
	Asset Recovery XX, LLC++	Secretary	6/22 – 9/25

	Asset Recovery XXII, LLC++	Secretary	6/22 – 4/23

	BNY Administrative Services LLC**	Assistant Secretary	7/24 – Present

	BNY Aurora Holding Corp++	Assistant Secretary	10/24 – Present

	BNY Capital Funding LLC++	Assistant Secretary	3/23 – Present
	BNY Foreign Holdings, Inc. ++	Secretary	11/22 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/23 – Present

	BNY Investment Management Services LLC#	Secretary	12/22 – Present

	BNY Lease Equities (Cap Funding) LLC++	Secretary	4/22 – Present

	BNY Mellon Advisors, Inc. †††††††	Assistant Secretary	6/23 – Present
	BNY Mellon Asset Management Canada Ltd. ********	Secretary	3/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses		Position Held	Dates

	BNY Mellon Asset Management Operations LLC^^		Secretary	12/22 – 12/22
	BNY Mellon Insurance Agency, Inc.++		Secretary	4/24 - Present

	BNY Mellon Investment Management Holdings LLC#		Secretary	6/22 – Present
	BNY Mellon Investment Adviser, Inc. ++		Secretary	4/24 - Present

	BNY Mellon Investment Servicing Trust Company#		Assistant Secretary	2/25 – Present

	BNY Mellon Investment Servicing (US) Inc. **********		Assistant Secretary	2/25 – Present

	BNY Mellon Investor Solutions, LLC*		Secretary	11/23 – 1/24
	BNY Mellon Performance & Risk Analytics, Inc. ********		Assistant Secretary	6/22 – Present
	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

	BNY Mellon Trust Company of Illinois		Secretary	3/22 – Present

	BNY Mellon Trust of Delaware#		Assistant Secretary	9/22 – Present
	BNY Salvage Inc. ++		Secretary	6/22 – Present

	BNY Trust Company of Canada********		Secretary	2/22 – 3/25

	BNY-N.J. II Corp. ++		Secretary	9/22 – 9/24

	ClearSky Subsidiary, LLC++		Assistant Secretary	11/24 – 8/25

	Colson Services Corp. ++		Secretary	11/23 – Present
	ECM DE, LLC++		Secretary	9/22 – Present

	Eagle Investment Systems LLC		Assistant Secretary	10/25 – Present

	Madison Pershing LLC ###		Secretary	8/22– Present

	MBC Investments Corporation++		Assistant Secretary	5/22 – Present
	Mellon Canada Holding Company********		Assistant Secretary	4/23 – Present
	Mellon Holdings LLC++++++		Assistant Secretary	7/22 – Present
	Mellon Leasing Corporation+		Secretary	7/22 – Present

	MUNB Loan Holdings, LLC++		Secretary	8/22 – 9/25

	Newton Investment Management North America, LLC*		Secretary	4/22 – Present
	PAS Holdings LLC++		Secretary	8/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	pControl North America Inc. *	Assistant Secretary	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	6/22 – Present

	Pershing Group LLC###	Assistant Secretary	7/22 – Present

	Pershing Investments LLC++	Secretary	8/22 – Present

	Pershing LLC###	Assistant Secretary	7/22 – Present
	Pershing Securities Canada Limited###	Assistant Secretary	6/22 – Present
	Technology Services Group, Inc. ++	Assistant Secretary	12/23 – Present
	Tennessee Processing Center LLC++	Assistant Secretary	12/23 – Present
	The Bank of New York Mellon Trust Company, National Association*********	Assistant Secretary	10/23 – Present
	The Bank of New York Mellon ++	Vice President/Specialist	1/22 – Present

Yumi Frost Assistant Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	8/24 – Present

	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – 9/24

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/24 – Present

	Archer Holdco, LLC^^^^	Assistant Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery XX, LLC**	Assistant Secretary	10/24 – 9/25

	BNY Capital Corporation**	Assistant Secretary	3/25 – Present

	BNY Foreign Holdings, Inc.++	Assistant Secretary	6/25 - Present

	BNY International Financing Corporation++	Assistant Secretary	8/25 - Present

	BNY Mellon Asset Management Canada Ltd. ********	Assistant Secretary	3/25 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	9/24 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Assistant Secretary	10/24 – Present

	BNY Mellon Government Securities Services Corp. ++	Assistant Secretary	2/24 – Present

	BNY Mellon IHC, LLC++	Assistant Secretary	4/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Insurance Agency, Inc. ++	Assistant Secretary	4/25 – Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	8/24 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	9/24 – Present

	BNY Lease Equities (Cap Funding) LLC++	Assistant Secretary	6/25 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

	BNY Mellon, National Association++	Assistant Secretary	4/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	9/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Secretary	11/24 – Present

	BNY Mellon Trust Company of Illinois	Assistant Secretary	5/25 – Present

	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

	BNY Salvage Inc. ++	Assistant Secretary	1/25 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	8/24 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Secretary	11/24 – 8/25

	Colson Services Corp.++	Assistant Secretary	7/25 – Present

	Eagle Access LLC++	Assistant Secretary	5/25 – Present

	Insight North America LLC++	Assistant Secretary	5/25 – Present

	Madison Pershing LLC###	Assistant Secretary	3/25 – Present

	Mellon Leasing Corporation+	Assistant Secretary	6/25 - Present

	Mellon Overseas Investment Corporation++	Assistant Secretary	5/25 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	8/24 – Present

	MUNB Loan Holdings, LLC++	Assistant Secretary	6/25 – 9/25

	National Residential Assets Corp.++	Assistant Secretary	8/24 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	11/24 – Present

	Pershing Investments LLC++	Assistant Secretary	2/25 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	TBC Securities Co., Inc.*	Assistant Secretary	12/24 – Present

	The Bank of New York Mellon Corporation++	Assistant Secretary	4/24 – Present

	xBK LLC^^	Assistant Secretary	10/24 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/24 – Present

Cristina Rice Assistant Secretary	1784 Alternatives IP, LLC++	Secretary	6/24 – 9/25

	1784 Alternatives Management, LLC++	Secretary	8/24 – Present

	Agency Brokerage Holding LLC++	Assistant Secretary	1/10 – 9/23

	Alcentra NY, LLC++++++	Assistant Secretary	5/08 – 11/22
	Alcentra US, Inc. ++++++	Assistant Secretary	5/08 – 11/22
	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/16 – Present
	Archer Holdco, LLC^^^^	Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Secretary	11/24 – Present

	Asset Recovery IV, LLC++	Assistant Secretary	9/11 – 4/23

	Asset Recovery V, LLC++	Assistant Secretary	9/11 – 4/23
	Asset Recovery XIX, LLC++	Assistant Secretary	7/12 – 4/23

	Asset Recovery XX, LLC++	Assistant Secretary	7/12 – 9/25

	Asset Recovery XXII, LLC++	Assistant Secretary	7/12 – 4/23
	B.N.Y. Holdings (Delaware) Corporation#	Assistant Secretary	9/08 – Present

	BNY Administrative Services LLC**	Assistant Secretary	12/08 – Present
	BNY Alcentra Group Holdings, Inc. †††	Assistant Secretary	5/08 – 11/22

	BNY Aurora Holding Corp++	Assistant Secretary	5/08 – Present
	BNY Capital Corporation++	Assistant Secretary	9/08 – Present
	BNY Capital Funding LLC++	Assistant Secretary Secretary	3/23 – Present 4/21 – 3/23

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Capital Markets Holdings, Inc. ++	Assistant Secretary	9/08 – Present
	BNY Capital Resources Corporation++	Assistant Secretary	7/08 – Present
	BNY Foreign Holdings, Inc. ++	Assistant Secretary	8/08 – Present
	BNY International Financing Corporation++	Secretary	5/19 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	7/09 – Present

	BNY Lease Equities (Cap Funding) LLC++	Assistant Secretary	7/08 – Present

	BNY Mellon Advisors, Inc.†††††††	Secretary	2/21 - Present

	BNY Mellon Asset Management Canada Ltd. ********	Assistant Secretary	11/20 – Present
	BNY Mellon Asset Management Operations LLC^^	Assistant Secretary	1/15 – 12/22
	BNY Mellon Capital Markets, LLC++	Assistant Secretary	6/08 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Assistant Secretary	10/19 – Present
	BNY Mellon Insurance Agency, Inc. ++	Assistant Secretary	4/24 - Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	4/24 - Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Secretary	9/20 – Present
	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Secretary	7/10 – Present
	BNY Mellon Investment Servicing Trust Company#	Assistant Secretary	7/10 – Present
	BNY Mellon Investor Solutions, LLC*	Assistant Secretary	6/15 – 1/24
	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	11/21 – Present

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Secretary	2/09 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	2/11 – Present

	BNY Mellon Trust Company of Illinois	Assistant Secretary	3/08 – Present

	BNY Mellon Trust of Delaware#	Assistant Secretary Secretary	2/23 – Present 5/19 – 2/23

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	6/10 – Present

	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

	BNY Real Estate Holdings LLC++	Assistant Secretary Secretary	4/23 – Present 12/20 – 4/23

	BNY Salvage Inc. ++	Assistant Secretary	4/09 – Present

	BNY Trust Company of Canada********	Assistant Secretary	4/20 – 3/25

	BNY-N.J. II Corp. ++	Assistant Secretary	6/08 – 9/24

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	11/08 – 2/25
	ClearSky Subsidiary, LLC++	Secretary	11/24 – 8/25

	Colson Services Corp. ++	Assistant Secretary	5/08 – Present
	Eagle Access LLC++	Assistant Secretary	1/13 – Present
	Eagle Investment Systems LLC++	Assistant Secretary	1/13 – Present
	ECM DE, LLC++	Assistant Secretary	3/10 – Present
	Hamilton Insurance Corp. (The) 	Assistant Secretary	6/10 – Present

	Insight North America LLC++++++	Assistant Secretary	5/24 – Present
		Assistant Secretary	11/08 – 2/23

	Madison Pershing LLC ###	Assistant Secretary	7/08 – Present

	MBC Investments Corporation++	Assistant Secretary Secretary	3/23 – Present 11/13 – 3/23

	Mellon Canada Holding Company********	Secretary	1/14 – Present
	Mellon Financial Services Corporation #1+	Assistant Secretary	11/20 – Present
	Mellon Global Investing Corp. +	Assistant Secretary	5/08 – Present
	Mellon Hedge Advisors, LLC *	Assistant Secretary	11/15 – Present

	Mellon Holdings LLC++++++	Secretary	2/15 – Present

	Mellon Investments Corporation+	Secretary Assistant Secretary	2/23 – Present 8/08 – 2/23

	Mellon Leasing Corporation+	Assistant Secretary	6/16 – Present

	Mellon Overseas Investment Corporation++	Assistant Secretary	6/16 - Present

	Mellon Residential Funding Corporation+	Assistant Secretary	3/10 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	MUNB Loan Holdings, LLC++	Assistant Secretary	10/10 – 9/25

	National Residential Assets Corp. ++	Assistant Secretary	1/09 – Present

	Newton Investment Management North America, LLC*	Assistant Secretary	1/21 – Present

	PAS Holdings LLC++	Assistant Secretary	9/08 – Present
	pControl North America Inc. ++	Assistant Secretary	10/21 – Present
	Pershing Advisor Solutions LLC###	Assistant Secretary	5/08 – Present
	Pershing Group LLC###	Assistant Secretary	7/08 – Present
	Pershing Investments LLC++	Assistant Secretary	7/08 – Present
	Pershing LLC###	Assistant Secretary	5/08 – Present
	Pershing Securities Canada Limited###	Assistant Secretary	6/23 – Present
	Pershing X, Inc. †††††††	Assistant Secretary	7/10 – Present
	PFS Holdings, LLC*******	Assistant Secretary	1/11 - Present

	TBC Securities Co., Inc*	Assistant Clerk	7/09 – Present

	Technology Services Group, Inc. ++	Assistant Secretary	4/08 – Present
	Tennessee Processing Center LLC++	Assistant Secretary	5/08 – Present
	The Bank of New York Mellon Trust Company, National Association*********	Assistant Secretary	10/23 – Present
	Trinity Residual Limited^^	Assistant Secretary	9/13 – 5/23
	xBK LLC*	Secretary Assistant Secretary	12/22 – Present 11/17 – 12/22

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.

**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA, 94105.
***	The address of the business so indicated is One Wall Street, New York, NY, 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA, 70002.

*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.

*******	The address of the business so indicated is 225 Liberty Street, New York, NY, 10286.

********	The address of the business so indicated is 1 York Street, 6th Floor, Toronto, ON, M5J 0B6, Canada.
*********	The address of the business so indicated is 333 South Hope Street, Los Angeles, CA, 90071.
**********	The address of the business so indicated is 118 Flanders Road, Westborough, MA, 01581.

***********	The address of the business so indicated is 436 7th Avenue, Pittsburgh, PA, 15219.

^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.

^^	The address of the business so indicated is 201 Washington Street, Boston, MA, 02108.

^^^	The address of the business so indicated is Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda.
^^^^	The address of the business so indicated is 801 Cassatt Road #212, Berwyn, PA, 18312.
+	The address of the business so indicated is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA, 15258-0001.

++	The address of the business so indicated is 240 Greenwich Street, New York, NY, 10286

+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.

++++	The address of the business so indicated is 113 King Street, Armonk, NY, 10504.
+++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ, 07310.

++++++	The address of the business so indicated is 200 Park Avenue, New York, NY, 10166.

+++++++	The address of the business so indicated is 300 Fifth Avenue, Pittsburgh, PA, 15222.

++++++++	The address of the business so indicated is 200 Wellington Street, West, Suite 300, Toronto, ON, M5V 2G7, Canada.

†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA, 15259.
††	The address of the business so indicated is 100 White Clay Center, Newark, DE, 19711.

†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
††††††	The address of the business so indicated is 100, 300, Colonial Center Parkway, Lake Mary, Seminole, FL, 32746.
†††††††	The address of the business so indicated is 1800 American Blvd., Suite 300 – Pod D, Pennington, NJ, 08534.
	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940.
	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.

	The address of the business so indicated is 277 Park Ave, New York, NY, 10286.

	The address of the business so indicated is 311 South Wacker Drive, Chicago, IL, 60606.

	The address of the business so indicated is 535 Smithfield Street, Suite 300, Pittsburgh, PA, 15222.

	The address of the business so indicated is 1166 Avenue of the Americas, New York, NY, 10036.
#	The address of the business so indicated is 103 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#########	The address of the business so indicated is P.O. Box 309, Ugland House, George Town, Cayman Islands, KY1-1104
Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Appreciation Fund, Inc.
4.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
5.	BNY Mellon ETF Trust

6.	BNY Mellon ETF Trust II

7.	BNY Mellon Funds Trust
8.	BNY Mellon Index Funds, Inc.
9.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
10.	BNY Mellon Investment Funds I
11.	BNY Mellon Investment Funds II, Inc.
12.	BNY Mellon Investment Funds III
13.	BNY Mellon Investment Funds IV, Inc.
14.	BNY Mellon Investment Funds V, Inc.
15.	BNY Mellon Investment Funds VI, Inc.
16.	BNY Mellon Investment Funds VII, Inc.
17.	BNY Mellon Investment Portfolios
18.	BNY Mellon Large Cap Securities Fund, Inc.
19.	BNY Mellon Midcap Index Fund, Inc.
20.	BNY Mellon Municipal Funds, Inc.
21.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
22.	BNY Mellon New York AMT-Free Municipal Bond Fund
23.	BNY Mellon Opportunistic Municipal Securities Fund
24.	BNY Mellon Opportunity Funds
25.	BNY Mellon Research Growth Fund, Inc.
26.	BNY Mellon Short Term Municipal Bond Fund
27.	BNY Mellon Stock Funds
28.	BNY Mellon Stock Index Fund, Inc.
29.	BNY Mellon Strategic Funds, Inc.
30.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
31.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

32.	BNY Mellon Variable Investment Fund
33.	BNY Mellon Worldwide Growth Fund, Inc.
34.	CitizensSelect Funds
35.	Dreyfus Government Cash Management Funds
36.	Dreyfus Institutional Liquidity Funds
37.	Dreyfus Institutional Preferred Money Market Funds
38.	Dreyfus Institutional Reserves Funds
39.	Dreyfus Treasury Obligations Cash Management
40.	Dreyfus Treasury Securities Cash Management
41.	General Money Market Fund, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None

David DiPetrillo****	Director and Executive Vice President	President

Irene Papadoulis**	Director and Executive Vice President	None

Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None

Matthew Perrone****	Executive Vice President	None
Gregory Pasquale ***	Chief Financial Officer and Treasurer	None

Scott Robinson****	Chief Legal Officer	None

John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None
Robert Saccone**	Chief Compliance Officer (Broker-Dealer Business)	None
Joseph Pigott*	Chief Risk Officer	None
Jack O'Savage***	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Senior Vice President	None
Christine Algozzini*	Senior Vice President	None
Kevin Brown+++	Senior Vice President	None
Jonathan Snyder**	Senior Vice President	None

Christopher Donoghue**	Senior Vice President	None
Tina Rizzo**	Senior Vice President and Privacy Officer	None

James Windels****	Vice President	Treasurer
Fayfay Wen****	Vice President	None
Susan O'Donovan***	Vice President	None
Ryan Care****	Vice President	None
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Philip O'Dwyer****	Vice President – Real Estate	None
Elizabeth Schuette****	Vice President – Real Estate	None
Marianne Thomas+	Vice President	None

Vivian Herrea***	Vice President – Tax	None
Dennis Rimkunas****	Vice President – Tax	None

Reza Sarmasti****	Vice President – Tax	None

Colleen Cain†	Secretary	None
Yumi Frost****	Assistant Secretary	None
Susan Maroni†	Assistant Secretary	None
Cristina Rice†	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407
+++	Principal business address is Atlanta, GA, 30334

Item 33. Location of Accounts and Records

1. The Bank of New York Mellon
 240 Greenwich Street
 New York, New York 10286

2. BNY Mellon Investment Servicing (US), Inc.
 118 Flanders

Road
 Westborough, Massachusetts 01581

3. BNY Mellon Investment Adviser, Inc.
 240 Greenwich Street
 New York, NY 10286

4. BNY Mellon Investment Adviser, Inc.
 200 Park Avenue
 New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of December, 2025.

BNY MELLON FUNDS TRUST

By:	/s/ Amanda Quinn
Amanda Quinn, Vice President

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Lisa Sampson* Lisa Sampson	President (Principal Executive Officer)	12/29/2025
/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	12/29/2025
/s/ Patrick J. O’Connor* Patrick J. O’Connor	Chairman of the Board of Trustees	12/29/2025
/s/ John R. Alchin* John R. Alchin	Trustee	12/29/2025
/s/ Ronald R. Davenport* Ronald R. Davenport	Trustee	12/29/2025
/s/ Kim D. Kelly* Kim D. Kelly	Trustee	12/29/2025
/s/ Kevin C. Phelan* Kevin C. Phelan	Trustee	12/29/2025
/s/ Patrick J. Purcell* Patrick J. Purcell	Trustee	12/29/2025
/s/ Thomas F. Ryan, Jr.* Thomas F. Ryan, Jr.	Trustee	12/29/2025
/s/ Maureen M. Young* Maureen M. Young	Trustee	12/29/2025

*BY:	/s/ Amanda Quinn Amanda Quinn Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(d)(10) Expense Limitation Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon Asset Allocation Fund, effective December 31, 2025.

(d)(11) Expense Limitation Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon National Short-Term Municipal Bond Fund, effective December 31, 2025.

(d)(12) Fee Waiver Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon International Fund, effective December 31, 2025.

(d)(13) Fee Waiver Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., with respect to BNY Mellon Emerging Markets Fund, effective December 31, 2025.

(d)(14) Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, with respect to BNY Mellon Asset Allocation Fund, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund, dated October 1, 2025.

(h)(3) Amended and Restated Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc., effective January 1, 2025.

(i) Opinion and Consent of Registrant's counsel.

(j) Consent of Independent Registered Public Accounting Firm.

(n)(1) Rule 18f-3 Plan, adopted March 5 2025, amended as of July 31, 20220, revised as of November 29, 2024.

Other Exhibits

(1) Power of Attorney, effective March 31, 2025.

EX-101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document.
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.